As filed with the U.S. Securities and Exchange Commission on November 30, 2012

File Nos. 33-73792

811-08270

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 45	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 48	☒

(Check appropriate box or boxes)

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of Registrant as Specified in Charter)

601 Union Street, Suite 2801

Seattle, WA 98101

(Address of Principal Executive Office, including Zip Code)

(206) 518-6600

(Registrant’s Telephone Number, including Area Code)

Melodie B. Zakaluk

Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, WA 98101

(Name and address of Agent for Service)

WITH COPY TO:

David A. Hearth

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to Rule 485(b)
☐	on (date) pursuant to Rule 485(b)
☐	60 days after filing pursuant to Rule 485 (a)(1)
☐	on (date) pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485 (a)(2)
☐	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 45 to the Registration Statement of Rainier Investment Management Mutual Funds is being filed to respond to SEC comments and provide any additional nonmaterial changes to the Registration Statement for the Rainier International Discovery Fund.

  RAINIER FUNDS    November 30, 2012

Prospectus

Class A Shares

Rainier International Discovery Fund – RISAX

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove of these shares or determine whether the information in this Prospectus is truthful or complete. It is a criminal offense for anyone to state otherwise.

RAINIER FUNDS  |  PROSPECTUS    November 30, 2012

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SUMMARY SECTION

Rainier International Discovery Fund

Class A Shares

INVESTMENT OBJECTIVE

The Rainier International Discovery Fund (the “International Discovery Fund” or “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Rainier Funds. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” on page 15 of the Prospectus and “Additional Purchase and Redemption Information” on page B-37 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load)	None	*
Maximum Sales Charge (Load) on Reinvested Dividends	None
Redemption or Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	1.12%

Total Annual Fund Operating Expenses	2.37%
Fee Reduction and/or Expense Reimbursement	-0.87%

Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement(2)	1.50%

*If no initial sales charge was assessed in certain circumstances, such as on a purchase of $1 million or more, a contingent deferred sales charge of 1.00% of the lesser of the initial offering price of the shares redeemed or the amount redeemed within one year of purchase may be assessed.

(1) Other Expenses are based on estimated amounts for the current fiscal year and include 0.31% for organizational costs which cover various one-time costs related to starting up the Fund.

(2)The Investment Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, sales charges, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund’s Class A Shares to 1.50% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2014. This Expense Cap may not be changed or discontinued during the period without prior approval of the Board of Trustees. The agreement may be terminated at any time by the Board of Trustees upon written notice to the Investment Adviser and will terminate if the Management Agreement is terminated.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation in the first year). Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$719	$1,133

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period from March 28, 2012 through March 31, 2012, the Fund’s turnover rate was 0.23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions the Fund will invest primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries and emerging market countries and that have strong earnings prospects relative to their peers and attractive overall business fundamentals. The portfolio manager selects stocks of companies he believes will increase in value over time and makes investment decisions based primarily on an analysis of individual companies, rather than on broad economic forecasts. The portfolio manager believes that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. In normal market conditions, the Fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

The Investment Adviser refers to its stock selection philosophy as Growth at a Reasonable Price (“GARP”). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. In pursuing its investment objective, the Fund may invest in equity securities, including common stock and preferred stock, and securities convertible into common stock, including warrants, convertible bonds, and rights. In addition, the Fund may also invest in the initial public offerings (“IPOs”) of small-cap companies, real estate investment trusts (“REITs”) and similar types of investments outside of the U.S., and in certain derivatives including futures, options, forward contracts and participatory notes. Participatory notes allow investors, such as the Fund, to invest indirectly in foreign securities without registering in those foreign markets where the country requires registration to make any direct investment in securities. The Fund will generally not invest more than 25% of its net assets in participatory notes at the time of purchase.

The Fund will invest primarily in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), U.S. dollar-denominated foreign securities and direct foreign securities (purchased on foreign exchanges). An IDR is a negotiable, bank-issued certificate representing ownership of stock securities by an investor outside the country of origin. An IDR is the non-U.S. equivalent of an ADR. The Fund is not required to invest a specified portion of its net assets in any particular geographic region or any particular industry or sector, but will typically invest in at least three foreign countries at any time. The Fund will generally not invest more than 50% of its net assets in issuers located in emerging markets.

The Fund is diversified and will generally hold between 60 and 120 securities and seeks to invest in securities that are selling at reasonable valuations. The Fund may sell a

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security, if it achieves the valuation target, or the underlying fundamentals deteriorate as compared to the portfolio manager’s expectations, or when it is replaced with a more attractive security.

In addition, up to 10% of the Fund’s net assets may be held in cash or cash equivalents at the Investment Adviser’s discretion.

PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following risks could affect the value of your investment:

•

Foreign Securities and Emerging Markets Risks – Investing in foreign securities and securities of companies located in emerging market countries involve additional risks as compared to investing in U.S. securities, including risks related to currency- exchange rate fluctuations, political and economic instability, differences in financial reporting, accounting, auditing and legal standards, nationalization, expropriation or confiscatory taxation, less-strict regulation of securities markets, less liquidity, more volatility, higher transaction costs, and delays in settling securities transactions. Investing in securities of companies located in emerging market countries involves even greater risk and volatility than investing in more developed foreign markets because of, among other things, smaller securities markets, higher transaction costs, and fixed or managed currencies.

•	Growth Stock Risk – Growth stocks may fall out of favor with investors. Because growth stocks can have relatively high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

•

IPO Risk – IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, investment in IPO shares could have a magnified impact on the performance of the Fund.

•

Market Risk – The securities markets could decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

•

Management Risk – Like all managed funds, there is risk that the Investment Adviser’s strategy for managing the Fund may not achieve the desired results or may be less effective than other strategies in a particular market environment.

•

Government Sponsored Entities Risk – Securities issued or guaranteed by government-sponsored entities may not be guaranteed or insured by the United States Government, and may only be supported by the credit of the issuing agency.

•	New Fund Risk – There can be no guarantee that the Fund will grow to or maintain an economically viable size.

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•

Participatory Notes Risk – Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the participatory notes will not fulfill its contractual obligation to complete the transaction with the Fund.

•

Real Estate Securities Risk – The value of a REIT and similar U.S. and foreign investments can be negatively affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the entity.

•

Small-Cap Company Risk – Investments in securities of small-cap companies involve greater risk of loss than investing in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of small-cap companies’ stock tend to fluctuate in value more than other stocks.

•

Derivatives Risk – The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. The use of derivatives may also involve the risk that a counterparty to a derivative contract will fail to comply with the terms of the contract which could cause the Fund to lose its investment in the derivative instrument.

PERFORMANCE

Because the Fund does not have a full calendar year of performance to compare against a broad measure of market performance, performance information is not provided here. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

INVESTMENT ADVISER

Rainier Investment Management, Inc.

PORTFOLIO MANAGER

The Fund is managed by:

Name	Title	Managed the Fund Since
Henrik Strabo	Portfolio Manager	Inception (2012)

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 for overnight service), by telephone at 1-800-248-6314 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment in the Fund is $2,500. Additional investments may be made at any time with $250 or more.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred

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arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More About the Fund’s Investment Objectives, Strategies and Risks

This Prospectus offers Class A Shares of the International Discovery Fund. Class A Shares impose a 0.25% Rule 12b-1 fee and, in many cases, a load. The Fund may also offer other share classes through separate Prospectuses with different expense structures.

Investment Objective

Please refer to the summary section for the Fund in the front of this Prospectus for the Fund’s investment objective.

Investment Strategies

GROWTH AT A REASONABLE PRICE – EQUITY INVESTMENT PHILOSOPHY

The Investment Adviser refers to its investment philosophy as Growth at a Reasonable Price (“GARP”). Since the GARP strategy combines some aspects of both “value” and “growth” investment styles, a primary benefit of the GARP strategy in the view of the Investment Adviser is the ability to generate competitive investment returns in many different market environments. In selecting common stock for purchase in the Fund, the Investment Adviser emphasizes companies that it believes to be likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.

The Investment Adviser considers the sale of specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

SHORT-TERM INVESTMENTS

Cash-equivalent securities, which may be held by the Fund, are high-quality debt obligations maturing in one year or less from the date of purchase. These include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper. The Investment Adviser considers obligations that have been rated at least A-1 by S&P or Prime-1 by Moody’s, have an outstanding issue of debt securities rated at least A by S&P or Moody’s, or are of comparable quality, in the opinion of the Investment Adviser, to be “high-quality.”

Under normal market conditions, the Fund will stay fully invested in stocks and/or bonds (with the exception of investments in short-term instruments by the Fund in accordance with its principal investment strategies). However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents, such as, agency discount notes, in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

PORTFOLIO TURNOVER

Due to a sell discipline based in part on price targets, the Fund may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in determining whether to sell or hold securities. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that there would likely be a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which would negatively affect the Fund’s performance. Active trading,

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More About the Fund’s Investment Objectives, Strategies and Risks

however, can also be defensive and actually add to the Fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

Investment Risks

The principal risks of investing in the Fund that may adversely affect the value of the Fund’s shares or total return are discussed in the Fund’s “Summary Section.” Additional elements of risk are discussed below.

MARKET RISK

An investor in the Fund faces the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

ACTIVE MANAGEMENT RISK

The Fund is subject to active management risk because it is highly dependent on the Investment Adviser’s ability to pursue the Fund’s investment objective. The Investment Adviser will apply investment techniques, strategies and analyses in making investment decisions for the Fund, but there can be no assurance that these will produce the desired results. The Investment Adviser generally does not attempt to time the market and instead tries to stay fully invested under normal circumstances in the relevant asset class. Despite the Fund having one or more benchmarks, the Fund may own securities not included in its benchmark or in different proportions than its benchmark. The Fund also is dependent on the Investment Adviser’s ability to purchase securities and establish weightings that result in better overall performance than the benchmark.

EQUITIES RISK

The values of equity securities, such as common stocks and preferred stocks, and securities convertible into equity securities, such as warrants, and rights, may fluctuate due to changes in general market conditions which are not specifically related to a particular company, such as changes in real or perceived economic conditions, in the general outlook for corporate earnings, in interest or currency rates or in investor sentiment generally. They may also fluctuate due to factors that affect a particular industry or industries or the issuer itself, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

SMALLER COMPANIES RISK

The Fund invests to a varying degree in smaller companies that can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than larger companies. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

GROWTH STOCK RISK

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than

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the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. For example, the price of growth a stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

FOREIGN COMPANY AND EMERGING MARKETS RISK

The Fund may invest in companies that are based, have a substantial portion of their operations or assets, or derive a substantial portion of their revenues outside of the U.S. Securities issued by non-U.S. companies and by U.S. companies with substantial foreign operations can involve risks that differ from or are in addition to the risks of issuers located and doing business solely in the U.S. Investments in non-U.S. companies may be more volatile and potentially less liquid than investments in U.S. companies. In addition, foreign currencies fluctuate in value in comparison to the U.S. dollar, and foreign economies and political conditions can potentially be less stable than those in the U.S.

The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Financial reporting, accounting, auditing and legal standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that foreign country. To the extent that the Fund invests a significant portion of its net assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in a region also can adversely affect securities of issuers located in countries whose economies appear to be unrelated. Often, non-U.S. companies are traded in the U.S. through ADRs, GDRs, or IDRs. Investing in ADRs, GDRs, or IDRs presents many of the same risks as investing directly in foreign markets.

Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and often greater than, the risks of investing in developed foreign countries, and investing in emerging market securities may involve risks in addition to the usual risks inherent in foreign investments. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Securities markets in many emerging market countries are small, expensive to trade and risky. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar. Any fluctuations or devaluations in the currencies in which the Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell.

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More About the Fund’s Investment Objectives, Strategies and Risks

The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. For example, because of a limited number of buyers, the Fund may be forced to accept a severe discount in selling a portfolio security at an unfavorable time in order to raise proceeds needed to satisfy an expected redemption request. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector or issuer.

IPO RISK

IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of those shares without an unfavorable impact on the prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

When the asset base of the Fund is small, a significant portion of the Fund’s performance could be attributable to investments in IPO shares, because such investments would have a magnified impact on the Fund’s performance. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

NEW FUND RISK

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the Investment Adviser may determine to liquidate the Fund. A liquidation of the Fund can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

PARTICIPATORY NOTE RISK

Even though a participatory note is intended to reflect the performance of the underlying securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that

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issues the participatory notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under the participatory notes against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the securities they seek to replicate.

REAL ESTATE SECURITIES RISK

The Fund may invest in REITs and similar real estate type pools within and outside the U.S. These investments are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any expenses paid by REIT-type investments in which it invests in addition to the Fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general, such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property. Investments in real estate vehicles are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. These vehicles may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

DERIVATIVES RISK

The term “derivatives” covers a broad range of investments, including futures, options, forward contracts and participatory notes. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund. The success of a derivatives strategy will also be affected by the Investment Adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when the Investment Adviser may believe it would be appropriate to do so. Certain derivative positions are subject to counterparty risk. Counterparty risk includes the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund

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More About the Fund’s Investment Objectives, Strategies and Risks

potentially could lose all or a large portion of its investment in the derivative instrument.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures regarding disclosure of portfolio holdings can be found in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge on the Fund’s website at www.rainierfunds.com or by contacting the Fund’s Transfer Agent at 1-800-248-6314.

WHO MAY WISH TO INVEST

The Fund may be appropriate for investors who are comfortable with above-average risk and can make a long-term investment commitment.

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Organization and Management

Investment Adviser

Rainier Investment Management, Inc. (“Rainier”), incorporated in 1989, serves as the Investment Adviser to the Fund. Rainier’s address is:

601 Union Street, Suite 2801

Seattle, WA 98101

Rainier currently manages approximately $14.5 billion (as of June 30, 2012) of discretionary assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and registered mutual funds. The Investment Adviser is owned and operated by twelve shareholders. Subject to the direction and control of the Board of Trustees of the Fund, the Investment Adviser formulates and implements an investment program for the Fund, which includes determining which securities should be bought and sold. For the fiscal year ended March 31, 2012, after fee reductions and/or expense reimbursements, if any, the Investment Adviser received advisory fees computed as a percentage of the Fund’s average daily net assets as follows:

Fund	Advisory Fees Received As a Percentage of Average Daily Net Assets
International Discovery Fund	0.13%*

*The Fund’s Institutional Shares offered in a different prospectus commenced operations on March 28, 2012. The advisory fee represents the amount received between March 28, 2012 and March 31, 2012.

A discussion regarding the Board of Trustees’ basis for approving the Fund’s investment advisory agreements is included in the Fund’s Semi-Annual Report for its Institutional Shares, as of September 30, 2012.

Portfolio Manager

Henrik Strabo, Head of International Investments

Mr. Strabo joined Rainer in August 2011. Prior to joining Rainier, Mr. Strabo held positions as Managing Director, Global Emerging Markets, at Rogge Capital Management (2010 to 2011), as Chief Investment Officer and Portfolio Manager at Clay Finlay LLC (2006 to 2009), and as an Equity Analyst (1993-1994), Portfolio Manager (1993-2005) and as Chief Investment Officer – International Equities (1999-2005) at American Century Investments.

The SAI provides additional information about the Portfolio Manager’s method of compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares in the Fund.

FUND EXPENSES

The Fund is responsible for paying its own operating expenses. The Investment Adviser has agreed in an Operating Expense Agreement to reduce its advisory fee or reimburse the expenses of the Fund to the extent necessary so that its ratio of total operating expenses to average net assets will not exceed the following level (“Expense Cap”) for Class A shares (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, sales charges and extraordinary expenses):

Fund	Expense Cap
International Discovery Fund – Class A	1.50%

That agreement has a term expiring July 31, 2014. Any reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund’s obligation are subject to reimbursement

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Organization and Management

by the Fund within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations. The agreement may be terminated by the Board of Trustees upon written notice to the Investment Adviser or upon termination of the Management Agreement.

The expense information shown in the fees and expenses table for the Fund is based on estimates of amounts to be incurred during the Fund’s current fiscal year, expressed as a percentage of average net assets during the fiscal year. A decline in the Fund’s average net assets due to market volatility to below the estimated level and other factors could cause the Fund’s expense ratios for its current fiscal year to be higher than the expense information presented, but will not exceed the expense limitation shown.

The Fund may make payments to financial intermediaries for certain sub-transfer agency and networking services provided by those financial intermediaries in amounts determined by the Fund’s Board of Trustees to represent reasonable amounts for those services. Payments made in excess of the Board of Trustees approved amount that can be paid by the Fund will be borne by the Investment Adviser. These amounts are in addition to Rule 12b-1 payments made by the Fund to those intermediaries.

The Investment Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of and for providing the opportunity to distribute shares of the Fund, reimbursement for marketing costs or providing services to shareholders. Those payments, which are sometimes referred to as revenue-sharing arrangements, also may be associated with the status of the Fund in a financial intermediary’s marketing and other support activities. These payments are in addition to any Rule 12b-1 payments that may be made by the Funds to those same intermediaries.

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Purchasing and Selling Shares

Purchasing Shares

ABOUT CLASS A SHARES

Class A Shares of the Fund are offered in this Prospectus. Institutional Shares, which do not have a sales load or Rule 12b-1 fees, are offered in a separate Prospectus. Please note, sales charges and expense structures are class specific.

Initial Sales Charge	Up to 5.75%
Contingent Deferred Sales Charge (“CDSC”)	None (except a charge of 1.00% will be imposed on Class A Shares redeemed within one year of purchase by certain investors who did not pay any initial sales charge).
Distribution/Shareholder Servicing (12b-1) Fee	0.25%
Maximum Purchase	None
Conversion Feature	Not applicable.

CLASS A SALES CHARGE (LOAD)

If you purchase Class A Shares of the Fund, you will pay an initial sales charge of up to 5.75% when you invest unless you qualify for a reduction or waiver of the sales charge. The sales charge you pay each time you purchase Class A Shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases, as indicated below. The “offering price” you pay for Class A Shares of the Fund includes any applicable front-end sales charge, which is deducted directly from your investment. It is your responsibility to provide adequate documentation of your eligibility for a reduction or waiver of the sales charge in order to receive it.

Redemptions of shares purchased without the imposition of an initial sales charge will be assessed a contingent deferred sales charge if a commission was paid in connection with the purchase of shares and the shares are redeemed within one year of purchase. For example, the charge would apply in connection with redemptions of shares made within one year of purchase pursuant to the sales charge waiver for purchases of $1 million or more of Fund shares if a commission was paid to the intermediary in connection with the purchase. Ask your intermediary or, if you are not working with an intermediary, the Fund’s transfer agent, to determine whether a commission was paid in connection with your purchase of shares, and thus whether you may be assessed a contingent deferred sales charge. This charge is based on the lesser of the original purchase cost or the current market value of the shares being sold.

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The sales charge for Class A Shares of the Fund is calculated as follows:

	Front End Sales Charge as a percentage of Offering Price	Front End Sales Charge as a percentage of the Amount Invested	Dealer Commission as a percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1 million or more and certain other investments described below	None*	None*	1.00%

*A contingent deferred sales charge (“CDSC”) of 1.00% will be assessed on the lesser of the original purchase cost or the current market value of the shares being sold on certain redemptions of Class A Shares within one year of purchase.

The sales charge you pay may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding may vary with the size of the investment and the net asset value of the shares.

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record and may, at its discretion, offset the compensation owed to the Distributor for its services or pay for marketing expenses approved by the Fund or its delegate. with the sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives.

Any redemption in circumstances where a contingent deferred sales charge may be payable will be made first from shares where no such charge is payable.

CLASS A SHARE PURCHASES NOT SUBJECT TO INITIAL OR CONTINGENT SALES CHARGES

There are a number means you can use to seek to reduce or eliminate sales charges. For purposes of these features, your family consists of your spouse – or equivalent if recognized under local law – and your children under the age of 21. Please see the Statement of Additional Information for more information. You may also call your financial representative or contact the Fund at 1-800-248-6314. Information about the Fund’s sales charges also is available free of charge on the Fund’s website at www.rainierfunds.com.

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Front End and Contingent Deferred Sales Charge Reductions

The following investors and investments are not subject to an initial sales charge and, to the extent that the Fund did not pay a commission in connection with the investment, contingent deferred sales charge, if determined eligible by the Fund or its designee:

•	Retirement plans offered through financial intermediaries or other service providers that have entered into arrangements with the Fund for such purchases.

•

Customers of bank trust departments, companies with trust powers, investment broker dealers and investment advisers who charge fees for services, including investment broker dealers who utilize wrap fee or similar arrangements and have entered into arrangements with the Fund for such purchases.

•	Customers of selected registered investment advisers, broker-dealers, and other financial intermediaries who invest through accounts subject to advisory or similar fee arrangements.

•

Customers of financial intermediaries that offer Class A Shares uniformly on a “no load” basis to all similarly situated customers in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares.

•

Customers purchasing through self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, where the broker-dealer has entered into arrangements with the Fund for such purchases.

•	Insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into arrangements with the Fund for such purchases.

•	Endowments or foundations that have entered into arrangements with the Fund for such purchases.

•	Investors making rollover investments from retirement plans to IRAs.

•	Certain other investors and members of their family, such as employees of broker-dealers and registered investment advisers authorized to sell Rainier Funds.

•	An Officer, Trustee, Director or employee of Rainier Investment Management, Inc. or Rainier Funds, the Fund’s custodian bank or transfer agent and members of his or her family.

Front End Sales Charge Reductions

You may be able to rely on the following means to reduce the front end sales charges payable on your purchases of shares.

•

Aggregation – You may be able to aggregate your purchases of Rainier Fund shares with those made by your family for purposes of relying on the sales charge breakpoints set forth above. This right may only be available with respect to certain types of accounts. For example, investments made through employer-sponsored retirement plan accounts may not be aggregated with investments made through individual-type accounts.

•	Concurrent Purchases – You may be able to combine your purchases of Rainier Fund shares with those made simultaneously by members of your family for purposes of

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relying on the sales charge breakpoints set forth above.

•

Rights of Accumulation – You may take into account your and your family’s accumulated holdings in all share classes of all of the Rainier Funds for purposes of relying on the sales charge breakpoints set forth above. Subject to the capabilities of the transfer agent or your intermediary (as applicable), accumulated holdings may be calculated at the higher of (a) current net asset value of existing holdings or (b) amount actually invested (including reinvested dividends/capital gains – but excluding capital appreciation), less any withdrawals. The transfer agent and intermediaries that do not have the ability to calculate in this manner will use the current net asset value or amount actually invested, as applicable. If you make a gift of shares, upon your request you may purchase the shares at the share charge discount allowed under the rights of accumulation as it applies to you. You may need to retain appropriate account records to verify the amounts actually invested in order to rely on the ability to receive a breakpoint based on the amounts actually invested in Rainier Funds.

•

Statement of Intent – By signing a Statement of Intent you can reduce your Class A sales charge. Your purchases will be made at the applicable sales charge based on the amount you promise to invest over a 13-month period. The Statement will apply to all purchases of the Fund’s Class A Shares during the period. You can aggregate your accounts as well as the accounts of your family members for purposes of the Statement. You may not include purchases made in which sales charges are reduced pursuant to the right of reinvestment (described below) or which are otherwise made on a load-waived basis, and you may not include the value of shares attributed to the appreciation of your holdings or pursuant to reinvestment of dividends and capital gains. Any Rainier Fund shares purchased by you or your family up to 90 days before the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after the date of signature. Shares equal to 5% of the amount of the Statement will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Statement not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares will be released to you. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Statement. Employer-sponsored retirement plans may be restricted from establishing Statements of Intention.

•

Right of Reinvestment – You may reinvest proceeds from a redemption, dividend payment or capital gain distribution from the Fund without the assessment of a front end sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made from the same account from which the shares were redeemed or that received the dividend payment/distribution. If the account has been closed, the investor can reinvest without a sales charge if the new receiving account has the same registration as the closed account. Any contingent deferred sales charge assessed will be credited to your account.

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Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge also may be waived in the following cases:

•	Tax-free returns of excess contributions to IRAs

•	Redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

The following types of transactions, if together they do not exceed 12% of the value of an account annually:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70  1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•	If you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Required Shareholder Information and Records

In order to take advantage of a reduction or waiver of a front-end or deferred sales charge, you must provide information to the intermediary processing your purchase or redemption (or the Funds’ transfer agent if you are purchasing shares without the assistance of an intermediary) prior to the time of purchase or redemption, as applicable, that is determined by the Fund or its designee to be adequate to evidence that you qualify for the reduction or waiver. If you do not provide this information, the Fund and intermediary are not able to ensure that the reduction or waiver will be applied. You may have to provide information or records, including account statements from both the intermediary and other intermediaries, to your intermediary or the transfer agent to verify your eligibility.

MINIMUM INVESTMENT AMOUNT

The minimum initial investment in the Fund is $2,500. Additional investments may be made at any time with $250 or more. The minimum investment requirements may be waived or lowered by the Fund.

PURCHASING BY MAIL

Shares of the Fund may be purchased by mail. If you wish to invest by mail, simply complete an account application and mail it with a check (made payable to Rainier Funds) to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at the following address:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third-party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchases of shares. The Fund is unable to accept postdated checks, postdated online bill pay checks or any conditional order or payment. All checks must be made payable to Rainier Funds or U.S. Bancorp Fund Services, LLC, as the Fund’s agent. All checks must be drawn on a bank located within the United

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States and must be payable in U.S. dollars. If your purchase check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money-Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a post office (“P.O.”) box will not be accepted. Shares of the Fund have not been registered for sale outside of the U.S. The Rainier Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except for investors with U.S. military APO or FPO addresses. Please contact the Transfer Agent at 1-800-248-6314 if you need additional assistance when completing your account application.

If the Transfer Agent is unable to establish the identity of a shareholder through reasonable methods, the account will be rejected and transactions will be prohibited until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

PURCHASING BY OVERNIGHT DELIVERY

If you wish to send your account application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC, post office box, of purchase orders or redemption requests do not constitute receipt by the Transfer Agent of the Fund.

PURCHASING BY WIRE

Shares of the Fund may be purchased with a wire transfer of money if the Transfer Agent has a completed account application on file. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by the close of regular trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. (Eastern time), to be eligible for same-day pricing. Please call the Transfer Agent at 1-800-248-6314 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open for business to advise your intent to wire. This will ensure proper credit. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Please wire payment to:

U.S. Bank N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

For credit to U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

For further credit to Rainier Funds

[Fund name]

Account of [your account number and

account name]

Your bank may charge you a fee for sending a wire.

PURCHASING WITH SECURITIES

In certain situations, Fund shares may be purchased by tendering payment in kind in

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the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, and their acquisition consistent with the Fund’s objective and they must be otherwise acceptable to the Investment Adviser. Prior to making such a purchase, you should call the Investment Adviser at 1-800-248-6314 to determine whether the securities you wish to use to make a purchase are acceptable.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

Shares of the Fund are available through certain brokers (and their agents) that have made arrangements with the Fund to sell shares. When placing an order with such an intermediary, the order normally is treated as if it had been placed directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund. The intermediary may hold your shares in an omnibus account in the intermediary’s name, and the intermediary maintains your individual ownership records. The Fund may pay the intermediary for maintaining these records and providing other shareholder services. The intermediary may charge a fee for handling the order. The intermediary is responsible for processing your order correctly and promptly, advising you of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

RETIREMENT PLANS

Shares of the Fund are available for purchase by most types of retirement plans, including 401(k) plans, profit-sharing plans and individual retirement accounts.

SUBSEQUENT INVESTMENTS

Additional shares of the Fund are available for purchase, in amounts of $250 or more (subject to exceptions for certain programs),

by sending a check together with the remittance form from a confirmation statement to the Transfer Agent. Please write your account number on the check. If you do not have a remittance form, please send the Transfer Agent a letter giving the name of the Fund, your name and account number. To send additional money for investment by wire, follow the instructions noted above.

PURCHASE ORDER PROCESSING

Any money received for investment in the Fund, whether sent by check or wire, is invested at the offering price for Class A Shares, which is the offering price per share of the Fund’s Class A Shares next calculated after your order is received in proper form, plus any applicable sales charge (load). An order in proper form must include all correct and complete information, documents and signatures required to process the order, as well as a check or bank wire payment properly drawn and collectable.

The net asset value is calculated as of the close of regular trading of the NYSE, normally 4:00 p.m. (Eastern time). A check or wire received after the NYSE closes is invested at the next-calculated net asset value of the Fund, normally on the following business day.

EXCESSIVE TRADING POLICIES

Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Board of Trustees has approved policies that seek to both discourage frequent purchases and redemptions, and also limit the disruptive effects of market timing. Pursuant to this policy, the Fund, its distributor and agents reserve the following rights: (1) to refuse or reject any purchase or exchange order; (2) to cancel or reject any purchase or exchange

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order placed through an intermediary, no later than one business day after the order is received by the intermediary (including, but not limited to, orders considered to be excessive trading or market timing); and (3) to completely or partially close the Fund by ceasing to offer fund shares at any time to all or certain groups of investors. These actions may be taken when, in the sole discretion of the Fund, they are deemed to be in the best interest of the Fund or if required by law. The Fund’s shares are available through intermediaries such as broker-dealers and retirement plan administrators that may establish omnibus accounts in the Fund, which may make it difficult or impossible for the Fund to detect excessive or short-term trading. The Fund will use reasonable efforts to work with these intermediaries to detect and deter disruptive trading. In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its excessive trading policies.

OTHER INFORMATION

Federal tax law requires that you provide a certified taxpayer identification number and other certifications upon opening an account. This is necessary to avoid backup withholding of taxes. The Fund does not issue share certificates unless you specifically request the Transfer Agent in writing. All shares are normally held in a non-certified form on the books of the Fund, for your account or the account of the broker (or agent) at which you hold an account.

Selling Shares (Redemptions)

Shareholders may sell (redeem) Fund shares on any day the Fund is open for business either directly to the Fund or through certain brokers (or agents). Brokers (or agents) may impose charges for facilitating redemptions (and for transferring shares held in street name accounts). Your redemption proceeds will equal the net asset value per share of Class A Shares next calculated after your order is received in proper form, less any applicable contingent deferred sales charge. Payment for shares redeemed will usually be wired to the bank you indicate or mailed on the following day to the address of record. You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the Automated Clearing House (“ACH”) network, provided your bank is a member. Proceeds will generally be credited to your account within two business days. There is no charge to have your payment sent via ACH. In all cases absent unusual conditions, proceeds will be sent within seven calendar days after the Fund receives your redemption request in paper form.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days). Furthermore, there are certain times when redemption payments may also be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If payment of redemption proceeds is to be made by Federal wire transfer, a $15 fee may be applied.

SELLING BY MAIL

You may sell your shares by simply sending a written request to the Transfer Agent. Specify the name of the Fund, the number of shares or dollar amount you want redeemed and your name and account number. Also enclose any certificated shares that you want

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to redeem. The letter should be signed by all of the shareholders whose names appear on the account registration. Send your redemption request to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight courier deliveries should be sent to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests do not constitute receipt by the Transfer Agent of the Fund.

SIGNATURE GUARANTEES

Certain redemption requests require that the signature or signatures on the account be guaranteed. Signature guarantees are required if: (1) the redemption is a written request and the proceeds exceed $100,000; (2) if the proceeds are to be paid or sent to any person, address or bank account not on record; (3) if ownership is being changed on the account; or (4) if a change of address request was received by the Transfer Agent in the last 30 days. In addition to the situations described, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances. The signature(s) on the redemption request and on the certificates, if any, or stock powers must be guaranteed by an “eligible guarantor.” An eligible guarantor includes certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A notary public is not an eligible guarantor. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

SELLING BY TELEPHONE

You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the account application. You may then redeem shares of the Fund by telephoning the Transfer Agent at 1-800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for normal trading. Redemptions by telephone must be at least $1,000. Proceeds normally will be mailed to the shareholder the following business day after the sale is executed. Upon request, redemption proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. Telephone redemptions cannot be made if you notify the Transfer Agent of an address change within 30 days before the redemption request. Once a telephone transaction has been placed, it cannot be cancelled or modified. Telephone redemption is not available for retirement plan accounts. Redemption proceeds exceeding $100,000 will require written authorization that is signature guaranteed.

When establishing telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated

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in your account application. Such persons may request that the shares in your account be either exchanged or redeemed. Before executing an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. Telephone redemption must be received prior to the close of NYSE, normally, 4:00 p.m. (Eastern time), in order to be eligible for same-day pricing. Please allow sufficient time to place your telephone transaction.

AUTOMATIC WITHDRAWAL PLAN

Automatic withdrawals may be made from the Fund in an amount of $100 or more. Your account must have a value of at least $5,000 to participate in this plan. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This plan may be terminated at any time by the Fund. You may also elect to terminate your participation in this plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

This service may not be provided for Financial Intermediaries who are providing similar services for an underlying client.

Note that this plan may deplete your investment and affect your income or yield. You should not make automatic withdrawals if you plan to continue investing in the Fund, due to tax liabilities. Please call the Transfer Agent at 1-800-248-6314 for further information.

REDEMPTION OF SMALL ACCOUNTS

In order to reduce expenses, the Fund may redeem shares in any account if the total value of your account is less than $1,000 as a result of redemptions. This does not apply to retirement plan or Uniform Gifts/Transfers to Minors Act accounts. Shareholders will be notified and given 30 days during which to make an additional investment to bring the value of their account to at least $1,000 before an involuntary redemption or conversion occurs.

ADDITIONAL INFORMATION

If shares are purchased by personal check or are sold through the ACH, the Fund may delay payment of the redemption proceeds for up to 15 days from purchase or until the payment has cleared, whichever occurs first. If your payment is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.

The Fund has the right to pay redemption proceeds in whole or in part with a distribution by the Fund of securities in its portfolio equal in value to the sales price. It is not expected that the Fund would do so except in unusual circumstances.

UNCLAIMED PROPERTY

Your Fund account may be transferred to your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws.

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Exchanging Shares

The Fund currently is the only fund within the Rainier Fund family that offers Class A Shares. Accordingly, you do not have the ability to exchange shares of the Fund for shares of any other Rainier Fund in a manner that would either exclude a subsequent repurchase of shares in the Fund from the imposition of a sales charge or qualify the redemption for a waiver of any applicable contingent deferred sales charge. If you wish to redeem Fund shares in a manner that would qualify a subsequent investment of the redemption proceeds in the Fund for a sales charge waiver and, if applicable, the credit of the contingent deferred sales charge to your account, you should consider using the Right of Reinvestment described above.

You may obtain more information about the ability to reinvest by calling the Transfer Agent at 1-800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for normal trading.

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Pricing of Fund Shares

The price of the Fund’s shares is based on the Fund’s net asset value. The Fund’s net asset value per share is calculated by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding. The Fund’s assets are the market value of securities held in its portfolio, which is normally obtained from market quotations, plus any cash and other assets. If market quotations are not readily available for the portfolio security, or if it is believed that a quotation does not represent fair value for a security, the security may be valued using procedures approved by the Fund’s Board of Trustees that are designed to establish its “fair” value. The Fund may also fair value securities in other situations affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day, a corporate action or a company announcement), events affecting securities markets generally (for example, market volatility or a natural disaster) or when a particular foreign market is closed but the NYSE is open and the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded. The Fund’s liabilities include fees and expenses owed by the Fund, as well as any obligations to trading counterparties. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. Because the Fund invests in non-U.S. securities that may trade on weekends or other days when the Fund does not price its shares, the value of these holdings may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The price an investor pays to purchase Fund shares is the Fund’s offering price for Class A Shares, which is the net asset value per share for Class A Shares next calculated after the order is received in proper form, plus any applicable sales charge/(load). The amount an investor receives when selling Fund Class A Shares is the net asset value next calculated after the order is received in proper form, less any applicable contingent deferred sales charge. An order in proper form must include all correct and complete information, documents and signatures required to process the purchase or redemption, as well as a check or bank wire payment properly drawn and collectable in the case of a purchase. The net asset value of shares of the Fund is determined as of the close of regular trading on the NYSE, normally, 4:00 p.m. (Eastern time). Fund shares will not be priced on days when the NYSE is closed for trading (including certain U.S. holidays).

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Dividends, Distributions and Taxes

Dividends and Distributions

The Fund intends to pay dividends and make distributions of its net capital gains, if any, at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

It is expected that distributions from the Fund will primarily consist of dividends.

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Transfer Agent or on the new account application that payment be made in cash.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then-current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Tax Consequences

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income. The rates a shareholder pays on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long the shareholder owned the Fund shares. Shareholders will be taxed in the same manner whether they receive dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Selling or exchanging Fund shares is considered a taxable event for shareholders. Depending on the purchase price and the sale price of the shares exchanged or sold, a gain or a loss may result on the transaction. Shareholders are responsible for any tax liabilities generated by their transactions.

Rule 12b-1 Fees

The Fund has a distribution plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The plan provides for the payment of a distribution and service fee of up to 0.25% of the Fund’s average daily net assets. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties of the Investment Adviser for distribution-related and shareholder servicing activities. Third party distribution and servicing expenses may be paid directly by the Fund or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan. The Investment Adviser may also retain a portion of these fees to reimburse itself for marketing and servicing expenses, including a portion of its overhead and staff devoted to marketing the shares of the Funds. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in shares of the Fund and may cost you more than paying other types of sales charges.

Multiple Class Information

The Fund may offer other classes of shares to eligible investors. While each class invests in the same portfolio of securities, the classes have separate expense structures and shareholder privileges. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Investment Adviser for investment advisory services.

P / 27

Financial Highlights

The financial highlights table is intended to help you understand the financial performance for Class A Shares of the Fund for the period presented. However, because the Fund’s Class A Shares commenced operations only as of the date of this Prospectus, there are no related financial highlights. Financial highlights for the Fund’s Institutional Shares are presented below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal period ended March 31, 2012 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request or on the internet at www.rainierfunds.com.

RAINIER INTERNATIONAL DISCOVERY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	6 Months Ending September 30, 2012 (Unaudited)		March 28, 2012* through March 31, 2012

Net asset value, beginning of period	$10.02		$10.00

Income from investment operations:
Net investment income	0.03		0.00	**

Net realized and unrealized gain on investments	0.73		0.02

Total from investment operations	0.76		0.02

Less distributions:
From net investment income	–		–
From net realized gain	–		–

From return of capital	–		–

Total distributions	–		–

Net asset value, end of period	$10.78		$10.02

Total return	7.58	%†	0.20	%†

Ratios/supplemental data:
Net assets, end of period (millions)	$13.3		$11.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.49	%‡	2.12	%‡

After fees waived and expenses absorbed	1.25	%‡	1.25	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.60	%‡	0.33	%‡

Portfolio turnover rate	49.24	%†	0.23	%†

† Not annualized.

‡ Annualized.

* Commenced operations on March 28, 2012.

** Less than $0.01 per share.

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Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management, Inc., the Investment Adviser to the Fund, collect nonpublic information about you from the following sources:

•	Information we receive from applications or other forms;

•	Information we receive from you through website or e-mail communications;

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any nonpublic personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed upon services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

P / 29

Series of Rainier Funds

RAINIER INTERNATIONAL DISCOVERY FUND – CLASS A – RISAX

For more information about the Fund, the following documents are available for free on request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

To receive free copies of the Fund’s reports and SAI, request other information or discuss your questions concerning the Fund, please contact the Rainier Funds at 1-800-248-6314 or visit www.rainierfunds.com.

Information about the Fund including the Fund’s reports and SAI can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Please call (202) 551-8090 for information about the operation of the Public Reference Room. Text-only copies are available:

•	For a duplicating fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

•	Free of charge from the Commission’s Internet website at http://www.sec.gov.

To reduce the volume of mail you receive, the Rainier Funds may mail only one copy of the annual and semiannual reports, Prospectus and SAI and other regulatory materials to your household. You can call the Rainier Funds at 1-800-248-6314 to request (1) additional copies of these regulatory materials, or (2) that we discontinue householding of regulatory materials.

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601 Union Street, Suite 2801, Seattle, WA 98101

1.800.248.6314 www.rainierfunds.com

The Fund’s SEC Investment Company Act file number is 811-8270.

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This cover is not part of the Prospectus.	RA-PRO-A

RAINIER FUNDS

Rainier International Discovery Fund

Class A Shares – RISAX

Statement of Additional Information

Dated November 30, 2012

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Class A Shares Prospectus, dated November 30, 2012, for the above-referenced fund (the “Fund”). The Fund offers both Institutional and Class A Shares. Rainier Investment Management, Inc. (“Rainier” or the “Investment Adviser”) is the Investment Adviser to the Fund, which is a series of Rainier Investment Management Mutual Funds (the “Trust”). This SAI is incorporated by reference in its entirety into the Prospectus. The report on the audited financial statements of the Institutional Class Shares of the Trust for the year ended March 31, 2012 is also incorporated by reference in its entirety into this SAI. Copies of the Prospectus and the shareholder report may be obtained without charge, upon request from the Investment Adviser at 601 Union St., Ste. 2801, Seattle, WA 98101 by calling 1-800-248-6314 or, from the Investment Adviser’s website at www.rainierfunds.com.

THE TRUST

The Trust is an open-end investment management company organized as a Delaware statutory trust on December 15, 1993. The Trust consists of seven separate Funds, each of which has it own objective, assets, liabilities and net assets. Rainier serves as the Investment Adviser to the Trust and the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund’s investment objectives and policies as set forth in its Prospectus. The Fund’s investment objectives are fundamental and therefore cannot be changed without shareholder approval. There can be no guarantee that the Fund’s objective will be attained.

The Rainier International Discovery Fund seeks long-term capital appreciation. The Fund invests primarily in the equity securities of small- to medium-sized companies at the time of purchase that are located in foreign developed countries and emerging market countries and have strong earnings prospects relative to their peers and attractive overall business fundamentals.

The following information supplements the discussion of the Fund’s principal investment strategies as set forth in the Fund’s Prospectus. The Fund may invest in the following types of investments as permitted by its investment objective and strategies. Each type of investment is subject to certain risks, as discussed below.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

Preferred Stock.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Initial Public Offerings.  Securities issued in initial public offerings (“IPOs”) are often issued by unseasoned companies that have the risks of smaller capitalization companies. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of investors to which IPO securities are allocated increases, the number of securities issued to any one investor may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Warrants to Purchase Securities

The Fund may invest in or acquire warrants to purchase equity or fixed income securities to the extent consistent with its investment objective and policies and permitted under its prospectus. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the

Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Fund will not invest more than 5% of its net assets in warrants to purchase securities, except to the extent that the warrant is a participatory note. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The majority of these transactions run from day to day and not more than seven days from the original purchase. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Investment Adviser to present minimum credit risks. The Investment Adviser will review and monitor the creditworthiness of such institutions under the Board of Trustees’ general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser’s ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that should allow it immediately to resell the collateral.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” or delayed delivery basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund generally intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund will earmark or segregate with the custodian liquid assets equal in value to commitments for when-issued securities.

Illiquid Securities; Rule 144A Securities

The Fund has the right to invest in such securities but not to the extent of more than 15% of its net assets, measured at the time of purchase. Illiquid securities are those which cannot be disposed of within seven days at approximately the same amount at which they are valued.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission or otherwise, it may be determined that such securities are liquid notwithstanding their legal or contractual restrictions on resale.

U.S. Government Obligations

U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association (“FNMA”) and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities offer higher income than the common stocks into which they are convertible. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Securities Lending

The Fund may lend securities. The Fund may lend its securities in an amount not to exceed 30% of its assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable requirements. Under the present requirements, the loan collateral generally must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks or securities of the U.S. Government or its agencies.

Foreign Securities

There are special risks in investing in any foreign securities, including U.S. dollar denominated securities of foreign issuers, American Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and securities of foreign issuers listed and traded on a domestic securities exchange, as well as investments in U.S. companies with significant exposure to foreign markets. These risks include, but are not limited to, the following.

Political and Economic Factors.  Foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics or social structure of certain foreign countries may not be as stable as those of the United States, and the governments of foreign countries may pursue diplomatic policies that are not consistent with the increase in value of the Fund’ holdings in foreign securities.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, the imposition of exchange controls, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Geographic Concentration and Country Risk.  A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Currency Fluctuations.  To the extent that the Fund invests in securities denominated in foreign currencies (as opposed to ADRs or securities of foreign issuers denominated in the U.S. dollar), a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Fund may purchase foreign securities in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and may be less liquid and more volatile than comparable U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of the Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States. Foreign auditing requirements may not be comparable to those in the U.S.

Emerging Markets Investments.  Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, generally involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at a substantially higher price than the current market, or to sell securities at much lower prices than the current market.

Taxes.  The interest or dividends payable on certain foreign portfolio securities may be subject to foreign withholding taxes. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
•

Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.
•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

The Fund also may enter into hedging strategies with currency forwards. A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund also may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Corporate Debt Obligations

Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside of the U.S. by foreign or U.S. issuers (Eurobonds).

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress may adopt proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because such securities bear no interest and generally compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Derivative Instruments

The Fund may make use of various derivative instruments such as options, futures and structured notes. Unless otherwise disclosed, the Fund generally will not use derivatives in an amount exceeding 5% of its assets. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund also may use those instruments.

Futures.  The Fund may purchase and sell futures contracts with respect to interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments, including: the S&P 500; the S&P 100; the S&P Midcap 400; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

The Fund expects to use futures contracts in accordance with the applicable rules of the Commodity Futures Trading Commission under which the Trust and the Fund may avoid being deemed a “commodity pool” and the Investment Adviser thus may avoid being deemed a “commodity pool operator.”

The Fund might use futures contracts to hedge against anticipated changes in interest rates or securities prices that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. The Fund might also buy futures contracts on securities indexes with respect to a large cash investment in the Fund pending full investment of that cash in securities.

The Fund will enter into only those futures contracts that are standardized and quoted on an automated quotation system or traded on a U.S. exchange, board of trade or similar entity.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit a specified amount of assets with the futures broker or a custodian (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Each day the Fund deposits or receives cash, called “variation margin,” based on the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).

When purchasing a futures contract, the Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the contract value of the futures contract.

There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses substantially in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures transaction not to achieve its objectives. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived investment may be unsuccessful to some degree because of market behavior or unexpected interest rate or securities price trends.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and that Fund would remain obligated to meet margin requirements until the position is closed.

Options.  The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes.

The Fund may invest in options that are listed on U.S. exchanges or traded over-the-counter. In addition, the Fund may invest in options that are listed on recognized foreign exchanges. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities.

Call Options.  A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period. The Fund may both purchase and write call options.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

Purchasing Call Options.  The Fund may purchase call options. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. Instead of exercising the option and purchasing the security, the Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives the Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features. The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option. The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less than the premium paid by the Fund. The Fund may purchase call options on securities that it intends to buy in order to limit the risk of a substantial change in the market price of the security. The Fund may also purchase call options on securities held in its portfolio and on which it has written call options.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options.  The Fund may write call options. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, the Fund will only write “covered call options.” A call option is “covered” when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

The Fund may write a call option that is not “covered” according to the description provided above, however, the Fund will designate sufficient liquid assets to cover its obligation in accordance with applicable SEC positions.

As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. If a call option written by the Fund is not exercised, the Fund will realize a gain in the amount of the premium. However, any gain may be offset by a decline in the market value of the security during the exercise period. If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security. The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

The Fund may choose to terminate its obligation as the writer of a call option by entering into a “closing purchase transaction.” A closing purchase transaction allows the Fund to terminate its obligation to sell a security subject to a call option through an offsetting purchase during the exercise period of an option having the same features. The Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a call option permits the Fund to write another call option on the underlying security with a different exercise price, exercise date or both. If the Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, the Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. The Fund may both purchase and write put options.

Purchasing Put Options.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. Instead of exercising the option and selling the security, the Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives the Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

The Fund may purchase put options on its portfolio securities for defensive purposes (“protective puts”). The Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option. The Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security. By purchasing a put option, the Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

The Fund may also purchase put options for securities it is not currently holding in its portfolio. The Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period. The Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The Fund will only write put options on a covered basis. For a put option to be considered covered, the Fund must either (1) designate suitable liquid assets to cover its obligation in accordance with SEC positions; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option. The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by the Fund is not exercised, the Fund will realize a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time. The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

The Fund may choose to terminate its obligation as the writer of a put option by entering into a “closing purchase transaction.” A closing purchase transaction allows the Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features. The Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

The Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, the Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

The Fund may write put options in situations when the Investment Adviser wants to buy the underlying security for the Fund at a price lower than the current market price of the security. To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay. Since the Fund may also receive interest on liquid holdings maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

Swaps. The Fund may enter into swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one reference asset for the return generated by another reference asset. The payment streams are calculated by reference to a specified reference asset and agreed upon notional amount. The term “specified reference asset” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps into which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps other than credit default swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Fund may engage in swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Fund. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Fund to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the Fund designating cash or liquid securities in an amount sufficient to satisfy the liability. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

Interest rate and total return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund will designate assets in the form of cash, cash equivalents and other liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Other Registered Investment Companies

The Fund may invest in the securities of other registered investment companies, including exchange-traded funds (“ETFs”), money market funds and other mutual funds, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to such investments being consistent with the overall objective and policies of the Fund.

Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules promulgated thereunder, except as may be permitted by an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

An ETF is similar to a traditional mutual fund, except that it trades at different prices during the day on a securities exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in

ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser to be of comparable quality. These rating symbols are described in the Appendix.

INVESTMENT RESTRICTIONS

The Trust, on behalf of the Fund, has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to the Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of that Fund, which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. As a matter of fundamental policy, the Fund is diversified (i.e., as to 75% of the value of the Fund’s total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities)).

In addition, the Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2.	Make short sales of securities or maintain a short position, except for short sales against the box;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Write put or call options, except that the Fund reserves the right to write put or call options for hedging or other purposes as may subsequently be described in its Prospectus and permitted under applicable federal and state laws and regulations;

5.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, other than U.S. Government securities (except that the Fund reserves the right to invest all of its assets in shares of another investment company);

7.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8.	Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and interest rate futures contracts to the extent described in its Prospectus or in this SAI and as permitted under applicable federal and state laws and regulations;

9.	Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements and except for securities loans to the extent described in this SAI);

10.	Make investments for the purpose of exercising control or management; or

11.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not:

1.	Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) except that the Fund reserves the right to invest all of its assets in a class of voting securities of an investment company;

2.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act; or

3.	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

PORTFOLIO HOLDINGS

Rainier provides advisory services to the Fund. As a result, employees of Rainier may have access to the portfolio holdings of the Fund. The Trust and Rainier have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act designed to prohibit fraudulent or deceitful conduct. In addition, the Fund and Rainier adhere to the following policy, which is intended to supplement such codes of ethics. The policy is designed to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interests of Fund shareholders. Information about the Fund’s portfolio holdings will not be distributed to any person prior to 60 days after the previous quarter end unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed an agreement with the Trust;

•

The disclosure is made to internal parties involved in the operations of the Fund, such as the investment process, administration, pricing, or custody of the Fund, including but not limited to Rainier, U.S. Bancorp Fund Services, LLC , U.S. Bank N.A., legal counsel retained by the Fund or the Investment Adviser, the Fund’s auditors, and the Trust’s Board of Trustees (which may be delayed for at least 15 days for the non-interested Trustees as provided in the Trust’s Code of Ethics);

•

The disclosure is (a) in connection with a quarterly, semiannual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on the Investment Adviser’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of Rainier, the Chief Compliance Officer of the Trust, or the President of the Trust.

Portfolio holdings information may be disclosed without a time lag (i.e., current holdings) under the circumstances listed above; however, information on the Investment Adviser’s public website or in public records, such as shareholders reports, will generally be subject to a time lag. A complete list of the Fund’s holdings will be available on the Investment Adviser’s public website on or about 60 days after each calendar quarter end. Portfolio characteristics and summary information will be available on the Trust’s public website on or about the 10 days after each month end and will include, but are not limited to:

¡	Portfolio market capitalization
¡	Portfolio earnings per share information
¡	Sector weighting
¡	Asset allocation

Any suspected breach of the Trust’s portfolio holdings disclosure policy is required to be reported immediately to the Chief Compliance Officer of Rainier and the Chief Compliance Officer of the Trust. Such breaches are also to be reported to the Board of Trustees.

The Trust has ongoing arrangements to make available information about the Fund’s portfolio securities prior to public disclosure. At this time, those arrangements include providing current holdings, on a daily basis, to the following entities for the purposes of providing oversight or services to the Fund: Rainier, U.S. Bancorp Fund Services, LLC, U.S. Bank N.A., Bank of New York Mellon, Institutional Shareholder Services, Inc., FactSet, and to the Board of Trustees on a periodic basis. The Trust and the Investment Adviser do not receive compensation in connection with the disclosure of information about the securities held in the Fund.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Investment Adviser, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust and the Fund are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

The following table lists the Trustees and officers of the Trust, their ages, business addresses and principal occupations during the past five years.

Name Address, and Age	Position Held*	Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Non-interested Trustees
James E. Diamond, Jr. 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1946	Trustee	Since March 1994	President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), 2003 to present.	Seven	None

Name Address, and Age	Position Held*	Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Joan L. Enticknap 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1950	Trustee	Since October 2012	Board Member, President and Chief Operating Officer of HomeStreet Bank, 2001 to 2010; Strategic Initiatives Manager, HomeStreet Bank, 2010 to present.	Seven	None
Gary L. Sundem 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1944	Trustee	Since March 1994	Professor of Accounting Emeritus, University of Washington from 2008 to present; Professor of Accounting; University of Washington from 1971 to 2008.	Seven	None
Interested Trustee and Officer(2)
Melodie B. Zakaluk 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1965	Trustee, CEO and President Chief Financial Officer and Treasurer	Since February 2011 Since September 2010	Managing Director, Russell Investment Group. From 1995 To 2008. Chief Operating Officer Of The Investment Adviser From 2008 To Present.	Seven	None

*	The non-interested or Independent Trustees currently rotate the position of Chairman of the Board among themselves on a meeting-by-meeting basis.
**	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(1)

The term “Fund Complex” includes any funds, series of funds, or trusts that share the same Investment Adviser or that hold themselves out to investors as related companies. The Fund Complex consists of seven series of the Trust.

(2)	Ms. Zakaluk is an “interested person” of the Trust, as defined in the 1940 Act, because of her employment with Rainier Investment Management, Inc., the Investment Adviser to the Trust.

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Officers
James R. Margard 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1952	Vice President	Since January 1994	Senior Equity Portfolio Manager of the Investment Adviser since 1991.	N/A	N/A
Mark H. Dawson 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Senior Equity Portfolio Manager of the Investment Adviser since 1996.	N/A	N/A
Peter M. Musser 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Senior Equity Portfolio Manager of the Investment Adviser since 1994.	N/A	N/A

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Lisa M. Thenell 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1967	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since January 2008	Compliance Supervisor of the Investment Adviser from 2003 to 2008. Chief Compliance Officer of the Investment Adviser from 2008 to present.	N/A	N/A
Christopher E. Kashmerick 2020 East Financial Way, Suite 100 Glendora, CA 91741 Born 1974	Secretary	Since November 2011	Vice President, U.S. Bancorp Fund Services, LLC, from June 2011 to present; formerly, Vice President of Fund Accounting, Financial and Tax Reporting, Huntington Asset Services, Inc. from April 2008 to June 2011 ; Assistant Vice President, Compliance Officer and Compliance Administrator, U.S. Bancorp Fund Services, LLC from February 2005 to April 2008.	N/A	N/A

*	Trustees and officers of the Fund serve until their resignation, removal or retirement.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board of Trustees (“Board”) provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser, the portfolio managers, the distributor, administrator, custodian, and transfer agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and Portfolio Managers report on the performance of the Trust’s Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with management in less formal settings, between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating Committee and a Fair Value Committee, which are discussed in greater detail under “Committees” below. Currently, 75% of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Investment Adviser or its affiliates, and the Audit, Nominating and Fair Value Committees are comprised entirely of Independent Trustees. The Board does not have a lead Independent Trustee because the Independent Trustees prefer that they remain equally involved in Board matters and having only three Independent Trustees makes communication among them efficient. The Independent Trustees currently rotate the position of Chairman of the Board among themselves on a meeting-by-meeting basis. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. The Board has also determined that the active involvement of all the Independent Trustees in Board matters and the function and composition of the Audit Committee are appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many disparate elements (such as, for example. investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Board reviews compliance reports from the Chief Compliance Officer as well as the Trust’s Administrator, and engages in discussions with each of them as necessary, in its oversight of compliance activities affecting the Trust. By way of further example, the Independent Trustees ask for reports and engage in discussions with personnel of the Investment Adviser as necessary to review other types of risks, such as business continuity risk or investment risk. The Audit Committee also meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. Not all risks that may affect the Trust or the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Investment Adviser, its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, a number of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Independent Trustees annually conduct a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the previous charts, below is certain additional information concerning each particular Trustee and certain of their Trustee attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, and manage people and problems or to develop solutions. In conducting its annual self-assessment, the Trustees have determined that they have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. In addition, the summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Ms. Zakaluk’s Trustee attributes include her position as the Chief Operating Officer and a shareholder of the Investment Adviser. She also serves as President and Chief Financial Officer of the Trust. Ms Zakaluk has an intimate knowledge of the Investment Adviser’s products, operations, personnel and financial resources. Her position of influence and responsibility with the Investment Adviser, in addition to her knowledge of the firm has been determined to be valuable by the Board in its oversight of the Trust. Ms. Zakaluk also has many years of experience in the investment advisory business both with the Investment Adviser and with a large advisory organization before joining the Investment Adviser, including experience with mutual funds, their boards and distributors.

Mr. Diamond’s Trustee attributes include his many years of experience with the Board, as well as his many years of banking industry, financial and other business experience in executive and management positions.

Ms. Enticknap’s Trustee attributes include her many years of banking industry, financial and other business experience in executive and management positions. Mr. Sundem’s Trustee attributes include his many years of experience with the Board, as well as his many years of distinguished academic positions with a prominent university and his specialized accounting and finance expertise.

Committees

The Board has three standing committees: the Audit Committee, the Nominating Committee and the Fair Value Committee. The Audit Committee is comprised of the two Independent Trustees — James E. Diamond Jr. and Gary L. Sundem — and is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Nominating Committee is comprised of James E. Diamond Jr. and Gary L. Sundem and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee normally will not consider nominees from shareholders and, therefore, has not as of this date adopted a policy for consideration of those nominees. The Fair Value Committee is comprised of the two Independent Trustees — James E. Diamond Jr. and Gary L. Sundem — and is

responsible for monitoring and reviewing the pricing methodologies utilized by the Investment Adviser to whom they have delegated daily pricing and fair valuation decisions. The Audit Committee met twice during the last fiscal year. The Nominating Committee did not meet during the last fiscal year. The Fair Value Committee met three times during the last fiscal year.

Fund Shares Owned by Trustees as of December 31, 2011

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Trustees	International Discovery Fund	Aggregate Dollar Range of Ownership as of December 31, 2011 in all Funds overseen by Trustee in the Fund Complex.
James E. Diamond, Jr.	A.	E.
Joan L. Enticknap	A.	A.
John W. Ferris(1)	A.	E.
Gary L. Sundem	A.	E.
Melodie B. Zakaluk	A.	D.

(1)	John Ferris resigned as a Trustee on November 13, 2012.

Trustee Compensation

The officers of the Trust and the Trustees who are considered “interested persons” of the Trust receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or principals of the Investment Adviser may receive remuneration indirectly because the Investment Adviser receives a management fee from the Fund. The Trustees who are not affiliated with the Investment Adviser each currently receives an annual retainer of $54,000 plus $5,000 per meeting. Such Trustees also are reimbursed for any expenses incurred in attending meetings. The aggregate compensation paid by the Fund of the Trust to each of the Trustees during the fiscal year ended March 31, 2012 is set forth below:

Name of Trustee	Aggregate Compensation Paid from the Fund	Total Compensation from Trust Complex(1)	Deferred Compensation(2) Accrued as Part of Trust Expenses
Non-Interested Trustees
James E. Diamond, Jr.	$0	$66,500	$48,000
Gary L. Sundem	$0	$66,500	$0
Joan L. Enticknap	$0	$0	$0
John W. Ferris(3)	$0	$66,500	$0
Interested Trustee
Melodie B. Zakaluk	None	None	None

(1)	Total Compensation from Trust Complex reflects the total amounts paid out of the Trust’s seven Funds that were effective during the fiscal year ended March 31, 2012.
(2)	Deferred Compensation Accrued as Part of Trust Expenses reflects the total compensation from the Trust Complex that was earned during the fiscal year ended March 31, 2012 that has been deferred and will be paid to the Trustee at a later date.
(3)	John Ferris resigned as a Trustee of the Trust on November 13, 2012.

The Fund does not maintain pension or retirement plans for Trustees. Currently, one Independent Trustee receives compensation through contributions to a deferred compensation plan.

Principal Shareholders and Control Persons

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any share class of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company (i.e., the Fund) or acknowledges the existence of control. To the best knowledge of the Fund, shareholders owning 5% or more of the outstanding shares of the Fund as of record are set forth below:

The Fund’s Class A Shares had not commenced operations as of the date of this SAI, however, the following shareholders are either principal shareholders or control persons by virtue of the amount they own in the Fund through the Institutional Shares.

Fund/Class	Shareholder Name & Address	% held as of October 31, 2012
Rainier International Discovery Fund/Institutional Class	James R. Margard & Casey M. Margard JTWROS 310 W. Prospect St. Seattle, WA 98119-3540	27.71%

	Rainier Investment Management Inc. Attn: Elaine Sivey 601 Union St., Ste. 2891 Seattle, WA 98101-4053	23.31%

	Peter M. Musser 601 Union St., Ste. 2891 Seattle, WA 98101-4053V	9.90%

	Mark H. Dawson & Christina Dawson Community Property 601 Union St., Ste. 2891 Seattle, WA 98101-4053	7.81%

	National Financial Services LLC for Exclusive Benefit of our Customers Attn Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-5503	6.60%

	Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5.17%

The Trustees and officers as a group owned 52.19% of International Discovery Fund as of October 31, 2012.

The Investment Adviser

Subject to the supervision of the Board of Trustees, investment management and services are provided to the Fund by the Investment Adviser, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities. In addition to the fees payable to the Investment Adviser, the Fund and the Trust are responsible for their operating expenses, including: (1) interest and taxes; (2) brokerage commissions; (3) insurance premiums; (4) compensation and expenses of Trustees other than those affiliated with the Investment Adviser or the Administrator; (5) legal and audit expenses; (6) fees and expenses of the Administrator, custodian, shareholder service and transfer agents; (7) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (8) expenses of preparing, printing and mailing reports, notices and proxy material to shareholders; (9) other expenses incidental to holding any shareholder meetings; (10) dues or assessments of or contributions to the Investment Company Institute or any successor; (11) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify their officers and Trustees; and (12) amortization of organization costs.

Under the Advisory Agreement, the Investment Adviser is not liable to the Fund for any error of judgment by the Investment Adviser or any loss sustained by the Trust or Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisory Agreement continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Trustees or by vote of a majority of the outstanding voting securities.

In determining whether to approve the Advisory Agreement with respect to the Fund, the Board of Trustees evaluated information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act. The Fund’s Semi-Annual Report to Shareholders will contain a detailed discussion of the Board’s considerations in connection with the approval of that Agreement with respect to the Fund.

The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days’ written notice to the Investment Adviser. The Advisory Agreement also may be terminated by the Investment Adviser on 60 days’ written notice to the Fund. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

The investment advisory fee for the Fund is 1.00% annually of the Fund’s average daily net asset value. The advisory fee is allocated among the Fund’s share classes based on relative net assets attributable to each share class. Advisory fees, waiver and expense reimbursements/(recoupment) for the Fund’s first fiscal year were as follows:

Fiscal year ending March 31, 2012:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
International Discovery Fund(1)	$903	$782	$121

(1)	The International Discovery Fund’s Institutional Shares commenced operations on March 28, 2012.

The Administrator

The Trust has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). The Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Trust and the Administrator. The Administrator also serves as the Fund Accounting Agent and Transfer Agent. U.S. Bank N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, an affiliate of the Administrator, serves as the Fund’s Custodian. For all of these services, the Fund will pay a monthly fee based on the greater of an annual minimum or the annual rate of 0.05% on the first $3 billion, 0.04% on the next $1 billion, 0.03% on the next $6 billion, 0.02% thereafter, subject to an annual minimum of $650,000 for all Rainier Funds.

The Fund is responsible for certain expenses related to the use of sub-custodians to custody securities outside of the United States.

The Fund paid the following administration fees to the Administrator and/or its affiliates for the three fiscal years ended March 31:

	2012(1)	2011(1)	2010(1)
International Discovery Fund(2)	$342	N/A	N/A

(1)	Includes fees paid to U.S. Bancorp Fund Services, LLC for fund accounting, transfer agent, and fund administration and to U.S. Bank N.A. for custodian services.
(2)	The International Discovery Fund commenced operations on March 28, 2012.

The Distributor

Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), an affiliate of the Administrator, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distribution Agreement between the Trust and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto, upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The Distributor is paid an annual fee of $2,000 per Fund, by the Investment Adviser or from the Rule 12b-1 fees under the Distribution Plan.

The International Discovery Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to its Class A Shares. The Plan provides that the Fund may pay a fee to the Investment Adviser, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A Shares. The fee is paid to the Investment Adviser, as Distribution Coordinator, as reimbursement for or in anticipation of, expenses incurred for distribution related activities. The Plan permits payments to be made for any expenses primarily intended to result in the sale of a Fund’s shares, including: preparation, printing and mailing of prospectuses, and shareholder reports (such as semiannual and annual reports to prospective investors), performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisers or other third parties for their assistance with respect to the distribution of the Fund’s shares; payments to financial intermediaries, including ERISA third-party retirement plan administrators, for shareholder support; administrative and accounting services with respect to the shareholders of the Fund; the Investment Adviser’s internal distribution and shareholder servicing expenses; and such other expenses as may be approved from time to time by the Board of Trustees. The Fund may benefit from distribution expenditures to the extent that the expenditures help attract assets to the Fund, permitting the Fund to be viable and possibly offer economies of scale.

The Investment Adviser, out of its own funds, also may pay these expenses and may compensate financial intermediaries who have signed agreements for the distribution of the Fund’s shares as well as other service providers who provide shareholder and administrative services.

PORTFOLIO MANAGER

Henrik Strabo is the Portfolio Manager for the Rainier International Discovery Fund. The following provides information regarding other accounts managed by Mr. Strabo as of March 31, 2012:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	0	$0	0	$0

As of March 31, 2012, the Portfolio Manager beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Rainier Funds (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. Over $1,000,000)
	Rainier Small/Mid Cap Equity Fund	Rainier Mid Cap Equity Fund	Rainier Large Cap Equity Fund	Rainier Balanced Fund	Rainier Intermediate Fixed Income Fund	Rainier High Yield Fund	Rainier International Discovery Fund
Henrik Strabo	C.	B.	B.	A.	A.	C.	E.

Compensation

The Portfolio Manager is compensated by the Fund’s Investment Adviser. The Portfolio Manager receives a fixed salary and may receive a fixed bonus. As a Principal, the Portfolio Manager receives a quarterly bonus based on a specified percentage of firm profits, which may be subject to a vesting requirement based on remaining an employee of the Investment Adviser for a specified period.

Material Conflicts of Interest

The compensation paid to Rainier for managing the Fund is based only on a percentage of assets under management. The Portfolio Manager benefits from Rainier’s revenues and profitability. But the portfolio manager’s compensation is not based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Independent Registered Public Accounting Firm and Legal Counsel

Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, is the independent registered public accounting firm for the Fund.

Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, serves as legal counsel to the Independent Trustees and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Best Execution: Rainier has the duty to seek to obtain “best execution” on each portfolio transaction for a client (including the Fund). Rainier will allocate brokerage transactions to those brokers, dealers and markets, and at such prices and such commission rates, as in the good faith judgment of Rainier is expected to be in the best interest of its clients. In making these allocations, Rainier will take into consideration not only the available securities prices and rates of brokerage commission, but also other relevant factors such as, without limitation: execution capabilities and research; the size of the transaction; the difficulty of execution; the operational facilities of the broker involved; the risk in positioning a block of securities; the quality of the overall brokerage and research services provided by the broker or dealer; and the value of ongoing relationships with those brokers and dealers. Rainier need not demonstrate that such factors are of a direct benefit to a particular client.

Rainier has established a Best Execution Committee to oversee the trading practices of the firm. The Committee is charged with approving brokers, rating brokers and determining broker budgets. All Portfolio Managers and Traders are active members of the Best Execution Committee. They meet at least semi-annually to oversee the trading practices of the firm, discuss broker selection, trading venues, commissions, budgets and other issues that are critical to the Committee’s oversight of best execution. The Best Execution Committee has appointed a sub-committee to review best execution of fixed-income trades.

Soft Dollar Practices: Subject to meeting its fiduciary responsibility to seek best execution, Rainier may obtain research products or services that fall within the “safe harbor” established by Section 28(e) of the Securities Exchange Act of 1934, and as has been interpreted through regulatory guidance issued by the Securities and Exchange Commission in connection with its portfolio brokerage.

The commissions paid must be reasonable in relation to the value of the brokerage or research products or services provided. This will be determined by the Best Execution and Soft Dollar Oversight Committees. Because of the services provided, Rainier may pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if Rainier determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or Rainier’s overall responsibilities with respect to the accounts over which it is exercises investment discretion. In making a good faith determination, Rainier may consider not only the benefit derived by the account paying the commission, but also the benefits derived by other accounts.

If a product or service has both a research or brokerage use and non-research or non-brokerage use (also known as “mixed-use”), an allocation must be made between the research and the brokerage use and the non-research or non-brokerage functions, with the portion allocable to research or brokerage being paid with commission dollars, and the non-research or non-brokerage portion being paid by Rainier. An allocation of the cost of the product or service will be made according to its use (i.e., the component that provides assistance to Rainier in the investment decision-making process vs. the component that relates to the non-research or non-brokerage services).

Rainier will use its judgment to make a reasonable allocation for the portion of an item to pay with soft dollars and the portion to pay with hard dollars if Rainier determines that a research or brokerage product has a mixed use. In making an allocation, Rainier will consider users of the product or service and usage, including relative importance, cost of the uses, frequency of use, and available substitutes. Rainier will document such decisions through the Soft Dollar Committee.

Aggregated Orders: As part of its effort to obtain best execution, Rainier may, according to its procedures, aggregate orders (a practice generally known as block trading or bunching) unless restricted by client direction, type of account or other account restrictions. Other common factors to be considered when deciding upon the inclusion of a particular account in a block order include investment strategy, account objectives, account restrictions, cash balances, relevant policies, order instructions and order size.

When recommending or effecting a transaction in a particular investment for more than one client, Rainier will allocate such recommendations or transactions among clients for whom such recommendation is effected on such basis as Rainier deems equitable over time. Allocations of a specific investment may not be recommended for every account and transactions in a specific investment may not be processed at the same time or price for all accounts. All accounts that participate in a block transaction will receive an allocation to achieve a targeted security weighting, or other objective target such as cash level.

Generally, each account that participates in a block trade that is filled at several different prices through multiple trades executed in a single day will receive the average price per share for all trades executed on that day. Additionally, each account participating in a block trade will pay a pro rata portion of the commissions (subject to minimum ticket charges) for multiple trades of the same security executed in a single day.

Other: Depending on the Investment Adviser’s view of market conditions, the Fund may or may not purchase debt securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

The Fund does not effect securities transactions through broker-dealers in accordance with any formula, nor do they effect securities transactions through such broker-dealers solely for selling shares of the Fund or providing other potential marketing benefits to the Fund. However, as stated above, the Fund and the Investment Adviser may from time to time benefit from marketing or distribution efforts by broker-dealers who execute transactions for the Fund.

The Fund paid the following brokerage commissions for the fiscal year ended March 31:

	2012	2011	2010
International Discovery Fund(1)	$7,948	N/A	N/A

(1)	The International Discovery Fund commenced operations on March 28, 2012.

For the fiscal year ended March 31, 2012, the Fund did not own securities of its regular broker-dealers.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Investment Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of Fund securities for the fiscal year by (2) the monthly average of the value of Fund securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.” The Fund’s rate of turnover for the fiscal year ended March 31, 2012 was as follows:

	2012	2011
International Discovery Fund*	0.23%	N/A
*	The International Discovery Fund commenced operations on March 28, 2012.

NET ASSET VALUE

As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Fund, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser pursuant to a Security Valuation Policy that the Board has adopted. On a case-by-case basis, the Investment Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities that are difficult to price. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Fund’s Security Valuation Policy without first obtaining approval from the Investment Adviser’s Pricing Committee. The Board will approve, monitor and review the valuation decisions and policies made by the Investment Adviser.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

Under the Trust’s Policy:

•

All equity securities that are traded on national securities exchanges are valued at the last reported sale price on the exchange where it is primarily traded. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and the ask prices will be used.

•

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and the asked price will be used.

•

Securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, however, market-maker prices are used since they are the most representative of the daily trading activity. Market-maker prices are usually the mean between the bid and the ask quotes. Certain markets are not closed at the time that the Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes, or the last sale price when appropriate.

•

Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded. Rights and warrants not traded on a particular date are valued at the mean between the bid and ask quotes or based on an intrinsic value when appropriate.

•

Debt securities held by the Fund shall be valued at their mean as provided by the pricing vendor which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices.

•

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

•	Participatory Notes will be valued utilizing an evaluation model provided by the Fund’s primary pricing agent.

In the event market quotations are not readily available for any security or assets held in the Rainier Funds, USBFS will notify the Adviser and fair value will be determined as set forth in this policy.

Prices of foreign equity securities dominated in foreign currency shall be converted into US-dollar equivalents using the NYSE closing foreign exchange rate.

The third-party pricing vendor may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Adviser’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security.

On a case-by-case basis, the Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of a security that does not have a readily available or reliable market price.

The Fund has selected IDC to provide fair value pricing data with respect to its security holdings. The use of IDC is designed to capture events occurring after a foreign exchange closes that may affect the value of securities traded on those foreign exchanges. In consultation with the Adviser, the Fund has established procedures for oversight of this valuation process, which may be modified from time to time at the Adviser’s discretion, when in the best interest of the Fund. Rainier’s Board of Trustees will be regularly updated on the effectiveness of this process.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of March 31, 2012 is as follows:

International Discovery Fund – Institutional Shares*

$11,107,861	=	$10.02
1,108,200

*	The International Discovery Fund, Class A Shares had not commenced operations as of the date of this SAI.

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE, normally, 4:00 p.m. (Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of the Fund from the Transfer Agent or from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders, including through securities brokers, dealers and other financial intermediaries with whom the Fund has sales arrangements, are normally effected at their offering price, which is the next-determined net asset value, plus any applicable sales charge/(load), after receipt of the order by the Fund or such agent, provided that receipt is before the Fund’s daily cutoff time. Orders received after that time (or on a day the Fund is not open for business) will be purchased at the offering price next calculated.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Investment Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain retirement and other employee benefit plans, for the Investment Adviser’s employees, clients or their affiliates, for advisers or financial institutions offering investors a program of services or any other person or organization deemed appropriate by the Trust.

The U.S. Postal Service or other independent delivery services are not agents of the Trust. Therefore, a deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders does not constitute receipt by the Transfer Agent or the Trust. The Trust and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How to Sell Shares

Redemption requests, including through securities brokers, dealers and other financial intermediaries with whom the Fund has sales arrangements, are normally effected at the next-determined net asset value after receipt of the request by the Fund or such agent, provided that receipt is before the Fund’s daily cutoff time. Orders received after that time (or on a day the Fund is not open for business) will be redeemed at the next-determined net asset value.

Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the request in proper form, with the appropriate documentation as stated in the Fund’s Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment: (a) when trading on the NYSE is restricted as determined by the SEC (b) when the NYSE is closed for other than weekends and holidays; (c) when an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (d) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling shares directly to the Fund

When selling shares of the Fund, you must send a signed letter of instruction to the Transfer Agent. The price you will receive is the next net asset value, less any applicable contingent deferred sales charge/(load), calculated after the Transfer Agent receives your request in proper form. In order to receive that day’s net asset value, less any applicable contingent deferred sales charge/(load), the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling shares through your investment representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value, less any applicable contingent deferred sales charge/(load). Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of proceeds

The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment for the purchase price of your shares. As indicated above, the Trust is entitled to make payment up to seven days after receipt by the Transfer Agent of the redemption request in proper form. In addition, under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only in accordance with applicable law and interpretations.

Telephone redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the shareholder’s latest account application or as otherwise properly specified to the Fund in writing. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Trust nor any Fund or its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For more information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The telephone redemption privilege is not available if you were issued certificates for shares that remain outstanding. The telephone redemption privilege may be modified or terminated without notice.

Redemptions-in-kind

Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable Fund securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Sales Charges (Loads)

How sales charges are determined

Class A Shares have a sales charge (load) assessed when you invest unless you qualify for a reduction or waiver. If you purchase Class A Shares of the Fund, you will pay an offering price equal to the net asset value per share next determined after your order is received plus a sales charge of up to 5.75% of the offering price, depending on the amount of your investment. A contingent deferred sales charge of 1.00% applies to redemptions of shares within one year purchased without the imposition of an initial sales charge, where the Fund paid a commission in connection with the purchase. The sales charge does not apply to shares purchased with reinvested dividends and distributions.

The breakpoint schedule for the front-end sales charge and information about how to qualify for certain reductions and waivers of sales charges are included in the Prospectus. More information about means of qualifying for reductions or waivers of sales charges follows.

Aggregating accounts. Investments you and your family (as defined in the Prospectus) make may qualify for aggregation rights, if all parties are purchasing shares for their own accounts and/or the following types of accounts:

•

Individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes;

•	SEP plans and SIMPLE IRA plans established by an employer adopting any plan document other than a prototype plan produced by Rainier Funds;
•	Business accounts solely controlled by you or your family (for example, you own the entire business);
•

Trust accounts established by you or your family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Transfer Agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

•	Endowments or foundations established and controlled by you or your family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	For a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	Made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	For a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;
•

For nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•

For participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	For a SEP or SIMPLE IRA plan established by an employer adopting a prototype plan produced by Rainier Funds.

Aggregation of participant IRA accounts under a SEP or SIMPLE IRA plan depend on the plan agreement selected by the plan sponsor. When a plan sponsor signs a Rainier Funds prototype agreement, all plan contributions are required to come to Rainier Funds. When a sponsor selects another prototype of an IRA Model Agreement, some of the contributions may come to Rainier Funds, but the participants are not required to establish an account with Rainier Funds. As a result, accounts will be aggregated as follows:

•

Using the Rainier Funds prototype SEP or SIMPLE IRA plan agreement will cause the participant account values to be aggregated for reduced sales charges on Class A Shares. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participants’ accounts will not be linked with personal accounts.

•

When the plan sponsor does not use a Rainier Funds prototype agreement for the plan, the participants’ accounts will be linked to any other personal accounts they may have with Rainier Funds. This may be advantageous for participants already invested in Rainier Funds or those who plan to establish personal accounts in the future.

Accounts ineligible for aggregation. Accounts of shareholders affiliated with each other by virtue of being in an association may not be aggregated. In addition, many intermediaries hold your fund shares in “street name” or “nominee” accounts. The Trust and other intermediaries have limited or no access to beneficial ownership information maintained this way, for this purpose. Therefore, it may not be possible to aggregate these accounts in certain cases. Check with your financial adviser to determine if this applies to an account.

Concurrent purchases. Combining the simultaneous purchases (including, upon shareholder request, purchases for gifts) of two or more Rainier Funds of any share class also can reduce Class A Shares sales charges. This applies to all direct fund purchases into multiple accounts that you or your family hold. For example, if you simultaneously invested $25,000 in Class A Shares of the Fund and $25,000 in Original Shares of the Rainier Intermediate Fixed Income Fund, you could purchase the Class A Shares at the $50,000 sales charge of 4.50%.

Right of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Rainier Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to the transfer agent’s and your intermediary’s capabilities, your accumulated holdings may be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Rainier Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value or market value, and the entity will use the methodology (cost value or market value) that its systems are designed to accommodate.

Statement of intention. By signing a Statement of Intent you can reduce your Class A sales charge. Your purchases will be made at the applicable sales charge based on the amount you promise to invest over a 13-month period. The Statement will apply to all purchases of the Fund’s Class A Shares during the period. You can aggregate your accounts as well as the accounts of your family members for purposes of the Statement. You may not include purchases made in which sales charges are reduced pursuant to the right of reinvestment or which are otherwise made on a load-waived basis, and you may not include the value of shares attributed to the appreciation of your holdings or pursuant to reinvestment of dividends and capital gains.

•	Capital appreciation and reinvested dividends/capital gains do not apply toward these combined purchases.
•	If you are not able to invest the amount intended by the end of the period, you must pay the applicable sales charge for the amount invested or sell enough shares to do so.
•

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Any shares purchased within 90 days of the date you sign the Statement of Intent may be used as a credit toward completion, but the reduced sales charge will only apply to new purchases on or after that date.

•

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

•

The Statement will be considered completed if you die within the Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before your death.

•

When you elect to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in your account out of the initial purchase (or subsequent purchases, if necessary). All dividends and any capital gain distributions on shares held in escrow will be credited to your account in shares (or paid in cash, if requested). If you do not complete the intended investment within the Statement period, you may be required to remit the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to your account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, you may be liable to the Fund’s distributor for the balance still outstanding.

Special statement of intention rules may apply if you invest by payroll deduction. Contact your financial adviser or contact the Transfer Agent to establish a statement of intention.

Right of reinvestment (reinstatement). You may invest redemption proceeds, dividend payments or capital gain distributions into Fund shares without a sales charge, provided the reinvestment occurs within 90 days after the date of the transaction.

•	The reinvestment must occur within 90 days after the date of the sale
•	The money must be reinvested in the same type of account as the account from which it came
•	The account must have the same owner

If a CDSC was assessed as part of the redemption, it will be re-credited to the account upon reinvestment.

Gift of shares. If you wish to buy shares as a gift, upon request, the current value of your holdings may be included when determining the sales charge you will pay. You must send a letter of instruction identifying your accounts along with the new account application or Gift of Shares to an Individual form.

Loan repayments. Repayments on loans taken from a retirement plan are not subject to sales charges if you provide adequate notification of the repayment.

Dealer commissions and compensation. Dealer commissions are payable as set forth in the prospectus. Commissions of 1.00% are paid to dealers who initiate and are responsible for certain Class A Shares purchases not subject to initial sales charges.

Underwriter concession. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sale charge retained by the Distributor (also known as the “underwriter concession”). In addition to the underwriter concession retained by the Distributor, the Distributor retains the entire initial sales charge on accounts with no authorized dealer of record. The Distributor may use a significant portion of the underwriter concessions it retains to (i) offset the compensation owed to the Distributor for its services, and/or (ii) pay for marketing expenses that are approved by the Fund or its delegate. This may include waiver of the underwriter concessions.

CDSC waivers

As noted in the Prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund or its designee of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after such time will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•

Required minimum distributions taken from retirement accounts upon your attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•

Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP +/payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Prospectus.

TAXATION

The Fund is taxed as a separate entity under the Internal Revenue Code (the “Code”), that has qualified and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders. Distributions from the Fund generally will constitute taxable income to shareholders subject to U.S. federal and state taxation. A failure of the Fund to comply with the applicable provisions of the Code may subject the Fund to federal income tax on taxable income (including realized capital gains), substantially reducing any investment return that otherwise would be enjoyed on the Fund’s shares.

In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items,

U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities of two or more issuers controlled by the Fund that are engaged in the same, similar or related business, or the securities of one or more qualified publicly traded partnerships.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the current rate of 28% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and amounts withheld may be credited to a shareholder’s overall tax liability if proper documentation is provided to the Internal Revenue Service. The Trust reserves the right to refuse to open the Fund account for any person failing to provide a certified taxpayer identification number.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code. The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s long term capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed above, even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

PERFORMANCE INFORMATION

The Fund may state its total return in its Prospectus. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund’s average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter.

Total Return

Average annual total return quotations used in the Fund’s advertising and promotional materials are calculated according to the following formula:

Return Before Taxes

P(1 + T)[n]	=	ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Return After Taxes on Distributions

P(1 + T)[n]	=	ATVD

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ATVD equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions but not after taxes on redemption.

Return After Taxes on Distributions and Sale of Shares

P(1 + T)[n]	=	ATVDR

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ATVDR equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions and redemption.

Yield

Annualized yield quotations used in the Fund’s Prospectus are calculated by dividing the Fund’s interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

YIELD	=	2 [(a-b + 1)[6] - 1]
cd

where “a” equals dividends and interest earned during the period; “b” equals expenses accrued for the period, net of reimbursements; “c” equals the average daily number of shares outstanding during the period that are entitled to receive dividends and “d” equals the maximum offering price per share on the last day of the period. Except as noted below, in determining net investment income earned during the period (“a” in the above formula), the Fund calculates interest earned on the debt obligations held by it during the period by (1) computing the obligation’s yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) and; (3) totaling the interest earned on all debt obligations and all dividends accrued on all equity securities during the period.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures, which explain the Trust’s general voting procedures and considerations when voting proxies. The Trust has delegated its proxy voting responsibility to the Investment Adviser, subject to the supervision of the Board of Trustees.

The Investment Adviser accordingly votes the proxies of the Fund’s portfolio securities.

The Investment Adviser analyzes each proxy on a case-by-case basis, informed by the guidelines summarized below, subject to the requirement that all votes be cast solely in the long-term interest of its clients, including the Fund. The Investment Adviser does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, the Investment Adviser’s guidelines are intended to cover the most significant and frequent proxy issues that arise. The Investment Adviser revises its guidelines as events warrant.

The oversight of the Investment Adviser’s Proxy Policy is administered by the Investment Adviser’s Proxy Committee. The Chairman and Proxy Committee members are named by the Investment Adviser’s Board of Directors and generally made up of equity Portfolio Managers and any other employee the Board deems appropriate. The Proxy Committee meets as often as necessary to meet its obligations under this Policy, but no less frequently than once each calendar year.

The Investment Adviser votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services, Inc. (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process helps ensure that the Investment Adviser votes in the best interest of its clients, and it helps insulate the voting decisions from any potential conflicts of interest. Subject to Proxy Committee procedures, the Investment may override ISS vote recommendations on a case-by-case basis on:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines;
•	Issues that ISS itself considers on a case-by-case basis;
•	Other business as the Proxy Committee deems appropriate.

As noted above, the Investment Adviser relies on the recommendations of ISS. The Investment Adviser retains ultimate responsibility for the votes, and has the ability to override ISS vote recommendations. The Investment Adviser will only do so, however, if it believes that a different vote is in the best interests of its clients.

To the extent the Investment Adviser desires to override ISS vote recommendations for the reasons noted above, the Investment Adviser will consider whether the proxy voting decision poses a material conflict between its interest and that of the relevant clients. If the Investment Adviser determines that a proxy proposal raises a material conflict between the Investment Adviser’s interest and clients’ interests, the Investment Adviser will resolve such a conflict in the manner described below, in its discretion:

(i)	the Investment Adviser may follow the recommendation of another nationally recognized third-party proxy advisory service, and document the Investment Adviser’s reasons for overriding ISS and voting in accordance with the recommendation of the other third party;

(ii)	the Investment Adviser may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

(iii)	the Investment Adviser may, at its discretion, disclose the conflict to each affected client and vote as directed by the client, if the Investment Adviser receives a timely response from the client (and the Investment Adviser may abstain from voting in the absence of a timely client response);

(iv)	the Investment Adviser may erect information barriers around the person or persons making the voting decision sufficient to insulate the decisions from the conflict;

(v)	the Investment Adviser may abstain from voting on the proposal, if (a) the Investment Adviser determines that an abstention is in the best interest of the affected clients as a whole, (b) the cost of voting the proxy is extraordinary and exceeds the expected benefit to the affected client as a whole, (c) the Investment Adviser concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) the Investment Adviser has not received a timely response from the client(s); or

(vi)	the Investment Adviser may implement any other procedures that results in a decision that is demonstrably based on the clients’ best interests and not the product of the conflict.

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking. These conditions present challenges such as but not limited to:

•

the shares in some countries may be “blocked” by the custodian or depository for a specified number of days before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. the Investment Adviser may refrain from voting shares of foreign stocks subject to blocking restrictions where, in its judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares;

•	often it is difficult to ascertain the date of a shareholder meeting and time frames between notification and the actual meeting date may be too short to allow timely action;
•	language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting; and
•	the lack of “proxy voting service” or the imposition of voting fees may limit the Investment Adviser’s ability to lodge votes in such countries.

There may be times when refraining from voting proxy is in the clients’ best interests, such as when the Investment Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

More Information

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will first become available after August 31 of each year, and at such time the information will be available without charge, upon request by calling toll-free 1-800-248-6314, and by accessing the SEC’s website at www.sec.gov. The Trust will send a description of its Proxy Voting Policies and Procedures within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

RECORDKEEPING AND SUB-TRANSFER AGENCY PAYMENTS

The Fund enters into agreements with certain broker-dealers and other financial intermediaries (“Financial Intermediaries”) pursuant to which the Fund pays the Financial Intermediaries for services such as recordkeeping, networking or sub-transfer agency in amounts determined by the Board of

Trustees of the Trust to be reasonable. Payments for such services in excess of such approved amounts may be paid by the Investment Adviser as marketing and support payments, as set forth below. Currently, the Board of Trustees has approved payments by the Fund of up to 18 basis points annually of net assets or $20 per position, depending on the circumstances. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, any distribution or shareholder services fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Fund’s shares.

Financial Intermediaries who received recordkeeping, sub-transfer agency or networking payments from the Rainier Funds during the calendar year ending December 31, 2011 are listed in the table below:

Firm
BlackRock Advisors, LLC
Charles Schwab & Co., Inc.
Edward D. Jones & Co.
Fidelity Investments Institutional Operations Co.
Financial Data Services, Inc.
Genworth Financial Trust Co.
GWFS Equities, Inc.
Hartford Securities Distribution Co., Inc.
Hewitt Associates, LLC
Horace Mann Life Insurance Co.
ICMA-RC Services, LLC
ING
JPMorgan Retirement Plan Services
Lincoln National Life Insurance Co.
LPL Financial Corp.
Mass Mutual Life Insurance Company
Mercer HR Services, LLC
Merrill Lynch, Pierce, Fenner & Smith
Mid Atlantic Capital Corp.
MSCS Financial Services, LLC
National Financial Services
NYLIFE Distributors LLC
Pershing LLC

Firm
Principal Life Insurance Company
Prudential Investment Management Services, LLC
Prudential Retirement Services
Reliance Trust Co.
TD Ameritrade Trust Co.
T. Rowe Price Investment Services
T. Rowe Price Retirement Plan Services
The Princeton Retirement Group
UBS Financial Services, Inc.
The Vanguard Group
Wachovia Bank, N.A.
Wells Fargo Advisors, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Retirement & Institutional Services Co.

MARKETING AND SUPPORT PAYMENTS

The Investment Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to Financial Intermediaries). Such support payments are in addition to distribution or service fees payable under Rule 12b-1, record keeping/networking/sub-transfer agency fees payable by the Fund to certain Financial Intermediaries for performing such services, and any other compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority. For example, the Investment Adviser may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a portfolio offering list such as inclusion of the Fund on preferred or recommended sales lists, “mutual fund supermarket” platforms and other formal sales programs; granting access to the Financial Intermediaries’ sales force, conferences, events, and meetings; assistance in training and educating the Financial Intermediary’s personnel; and participation in cooperative advertising.

Support payments paid by the Investment Adviser generally are based on the net assets of the Fund serviced and maintained by the Financial Intermediary and range from 0 – 0.15% of assets. Payments by the Investment Adviser for recordkeeping, sub-transfer agency and networking that are in excess of those payable by the Fund will have varying structures, generally based on a dollars per account or basis point methodology. The fee structure and amounts are subject to change at the discretion of the Investment Adviser. The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Fund’s shares.

Financial Intermediaries who received payments from the Investment Adviser during the calendar year ending December 31, 2011 are listed in the table below:

Firm
BlackRock Advisors, LLC
Charles Schwab & Co., Inc.
Fidelity Investments Institutional Operations Company
GWFS Equities, Inc.
ING
ICMA-RC Services, LLC
JPMorgan Retirement Plan Services
LPL Financial Corp.
Mass Mutual Life Insurance Company
Mercer HR Services, LLC
Merrill Lynch, Pierce, Fenner & Smith
Mid Atlantic Capital Corp.
MSCS Financial Services, LLC
National Financial Services
NYLIFE Distributors LLC
Pershing LLC
Principal Life Insurance Company
Prudential Investment Management Services
Prudential Retirement Services
T. Rowe Price Investment Services
T. Rowe Price Retirement Plan Services
The Vanguard Group
Wachovia Bank, N.A.
Wells Fargo Advisors, LLC
Wells Fargo Bank, N.A.

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares. The Board of Trustees has created seven series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds, generally on the basis of the relative net assets of the Fund.

The Trust may also create different classes of shares. Currently, the Trust offers three classes of shares, its Original class of shares, an Institutional class of shares and Class A shares. The Original Shares of the Small/Mid Cap Equity, Large Cap Equity, Balanced and Intermediate Income Funds commenced on May 10, 1994. On May 2, 2002, the Trust began issuing the Institutional Shares for the Small/Mid Cap Equity, Large Cap Equity and Balanced Funds. On December 27, 2005, the Trust began issuing Original and Institutional Shares of the Mid Cap Equity Fund. On March 31, 2009, the Trust began issuing Institutional Shares of the High Yield Fund. On March 28, 2012, the Trust began issuing Institutional Shares of the International Discovery Fund. On July 31, 2012, the Trust began issuing Original Shares of the High Yield Fund. On November 30, 2012 the Trust began offering Class A Shares of the International Discovery Fund. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

Shareholders are entitled to one vote for each full share (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or 1% of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Investors will be informed of the Fund’s progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

The Boards of the Trust, the Investment Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. The Investment Adviser’s Code prohibits personnel of the Investment Adviser from purchasing securities (as defined by the SEC) in their individual accounts. The Distributor’s Code permits, subject to certain conditions, personnel of the Distributor to invest in securities that may be purchased or held by the Fund.

The Trust’s custodian, U.S. Bank N.A., is responsible for holding the Fund’s assets. U.S. Bancorp Fund Services, LLC acts as the Trust’s transfer and accounting services agent. Deloitte & Touche LLP has been selected as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Trust’s Annual Report to shareholders for the fiscal year ending March 31, 2012 which includes the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statement of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.”

Attached as Appendix B is the Trust’s Semi-Annual Report to shareholders for the fiscal period ending September 30, 2012 which includes the “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statement of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.”

Copies of the Trust’s Annual Report and Semi-Annual Report can be obtained at no charge by calling 1-800-248-6314, writing the Trust, from the Investment Adviser’s website at www.rainierfunds.com, or by visiting the website of the Securities and Exchange Commission at www.sec.gov.

APPENDIX A

DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc.: Credit Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group: Credit Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually short-term financial obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—superior ability to repay; Prime 2—strong ability to repay; Prime 3—acceptable ability to repay.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative capacity to meet financial commitments. The designation A-1 indicates a strong capacity to meet financial commitments. A “+” designation is applied to those issues rated “A-1” which possess capacity to meet financial commitments that are extremely strong. Capacity to meet financial commitments on issues with the designation “A-2” is satisfactory. Issues carrying the designation “A-3” have an adequate capacity to meet financial commitments. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

RA-SAI-A

APPENDIX B

RAINIER FUNDS    September 30, 2012

Semiannual Report

INCLUDES UNAUDITED FINANCIAL STATEMENTS

Large Cap Equity Fund

Mid Cap Equity Fund

Small/Mid Cap Equity Fund

Balanced Fund

Intermediate Fixed Income Fund

High Yield Fund

International Discovery Fund

RAINIER FUNDS    September 30, 2012

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

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Letter to Shareholders

Dear Shareholders,

On behalf of Rainier Investment Management, I would like to take the opportunity to express our appreciation for your valued investment in the Rainier Mutual Funds (“Rainier Funds” or “Funds”). This report, known as the Semiannual Report, contains unaudited financial statements detailing the expenses and holdings of each Fund for the six-month period ending September 30, 2012.

As was the case in both 2010 and 2011, the markets were severely tested in the middle of the year. Despite U.S. equity indices posting modest gains over the course of the past six months, investor sentiment does not seem to be moving in a parallel direction. Skepticism and fear remain pervasive – making for a challenging environment for active managers to beat their benchmarks.

U.S. equity performance for the six-month period lagged the benchmarks as the Funds’ more cyclical areas were negatively impacted from the “risk off” market environment. In domestic fixed income, the Intermediate Bond Fund outperformed the Barclays Intermediate Government Credit Index. Although the High Yield Fund posted positive returns, it lagged the benchmark for the period. The International Discovery Fund outperformed its primary benchmark as strong stock selection overcame a difficult global equity market that has been dominated by macroeconomic events.

We expect the investment climate, short term, will continue to be in flux. Your Funds currently have a strong representation of companies with high earnings and revenue growth prospects over a broad array of sectors. We will most likely continue to face macro- and micro-economic challenges, but we believe we have positioned the Funds well for a wide range of prospective economic scenarios.

Thank you again for your trust and confidence in Rainier and investment in our Fund family.

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed are subject to change, and are not guaranteed, and are not to be considered investment advice.

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Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the Funds is Rainier Investment Management, Inc.® (“Rainier”) located in Seattle, Washington. Rainier manages $14.6 billion of discretionary assets primarily for institutional clients.

EQUITY MARKET COMMENTS

Stock markets fluctuated during the six-month period ending September 30, 2012. As was the case in both 2010 and 2011, equity markets were severely tested in the middle of the year, with peak to trough corrections of over 10%, only to then surge amidst obstacles—both psychological and real—on significant multi-month rallies.

While Europe has been the epicenter of worries, virtually all major economies have also shown signs of weakness. China in particular is stalling, exacerbated by a policy-decision void precipitated by a lengthy government power transition that will extend into November. If that were not enough, uncertainty regarding the absence of legislative action in advance of the expiration of various tax benefits and rates scheduled for the end of the year—the “fiscal cliff”—paints a very cloudy near-term economic picture.

As the market bobbles back and forth between a “risk on” and “risk off” bias, we believe the best approach is to emphasize companies whose fundamentals should hold up relatively well in both a weak economic environment as well as a stronger economic climate. We believe we are neither drifting into recession nor into a period of major economic expansion. An extension of the modest 1-3% GDP growth is more likely over the next two years. Such an environment suggests that minimal exposure to deep cyclical stocks is prudent. We have very little exposure in this arena.

We expect the investment climate, short term, will continue to be in flux, held captive to global macroeconomic events. On the bright side, weak news, should it develop, would likely precipitate incremental policy actions and reinvigorate economies. Overall growth will likely remain slow, but in the midst of this environment, many companies are prospering–witness Apple Inc. in the large cap world and Mellanox Technologies Ltd. in the small-cap arena. Those are the kinds of opportunities we will strive to pursue, within the context of our principal strategy of seeking growth opportunities at prices that makes sense.

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FIXED INCOME MARKET COMMENTS

Fixed income markets continued the roller coaster theme of the last few years during the six-month period ending September 30, 2012. After a weak start to the period, the latter three months were extremely positive for corporate credit and risk assets overall. The change in investor sentiment was triggered by recent actions taken by the major central banks to ease monetary policy and stoke investor expectations for improved economic growth. The central bank announcements also have the potential to reduce the likelihood of tail risk events such as the break-up of the Euro, the failure of a financial institution due to the lack of access to liquidity or, in the case of the U.S., dampen the fallout from the “fiscal cliff” if Congress is unable to reach a compromise.

Despite persistent uncertainty, there are fundamental positives taking shape within the economy. Bank lending continues to improve and the housing recovery continues to gain momentum. Although outstanding balances in home equity loans and credit cards continue to decline, overall loans outstanding are growing as banks increase commercial and industrial loans to businesses, installment loans for cars and student loans to consumers. Home sales continue to improve, supported by historically low mortgage rates, and the supply of existing homes for sale has declined to just over six months, the lowest level since before the financial crisis.

We believe the current environment is favorable for fixed income and corporate credit as corporate managements remain vigilant and act conservatively when it comes to maintaining healthy balance sheets. Although all-in yields are low, corporate credit spreads remain attractive given their strong margins, cash flow and conservative levels of debt. Treasury rates remain near their historic lows and offer limited total return opportunities, and with the Federal Reserve committed to increasing the level of economic activity, we believe the outlook is supportive of corporate bond performance.

Mutual fund investing involves risk; principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

See page 81 for index descriptions.

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Comments from the Investment Adviser

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Reference to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

Cash flow is the total amount of money being transferred into and out of a business.

See page 81 for index descriptions.

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FUND INVESTMENT RETURNS

Large Cap Equity Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of September 30, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Large Cap Equity - Original Shares	23.53%	9.50%	-1.81%	7.09%	8.74%
Large Cap Equity - Institutional Shares+	23.79	9.75	-1.56	7.36	8.90
S&P 500 Index	30.20	13.20	1.05	8.01	8.63
Russell 1000 Growth Index	29.19	14.73	3.24	8.41	7.96
Consumer Price Index	1.99	2.33	2.11	2.49	2.47

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.17% and for Institutional Shares is 0.92% as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 81 for index descriptions.

P / 7

FUND INVESTMENT RETURNS

Mid Cap Equity Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of September 30, 2012

	1 Year	3 Years*	5 Years*	Since Inception*
Mid Cap Equity - Original Shares	25.21%	12.68%	-0.91%	5.79%
Mid Cap Equity - Institutional Shares	25.53	12.95	-0.66	6.05
Russell Midcap Index	28.03	14.26	2.24	5.17
Russell Midcap Growth Index	26.69	14.73	2.54	5.31
Consumer Price Index	1.99	2.33	2.11	2.34

Inception date 12/27/05

Gross Expense Ratio for Original Shares is 1.31% and for Institutional Shares is 1.06% as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Earnings Growth is not a measure of the Fund’s future performance.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 81 for index descriptions.

P / 8

FUND INVESTMENT RETURNS

Small/Mid Cap Equity Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of September 30, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Small/Mid Cap Equity - Original Shares	30.08%	13.27%	-2.43%	10.34%	10.68%
Small/Mid Cap Equity - Institutional Shares+	30.40	13.55	-2.19	10.62	10.84
Russell 2500 Index	30.93	14.06	2.80	10.86	9.90
Russell 2500 Growth Index	29.52	15.17	3.26	11.24	7.95
Consumer Price Index	1.99	2.33	2.11	2.49	2.47

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.26% and for Institutional Shares is 1.01% as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 81 for index descriptions.

P / 9

FUND INVESTMENT RETURNS

Balanced Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of September 30, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Balanced - Original Shares	16.35%	7.99%	0.96%	5.99%	7.53%
Balanced - Institutional Shares+	16.74	8.28	1.22	6.25	7.69
Balanced Index	19.25	9.99	3.10	6.86	7.77
S&P 500 Index	30.20	13.20	1.05	8.01	8.63
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	4.40	5.18	5.71	4.76	6.06
Consumer Price Index	1.99	2.33	2.11	2.49	2.47

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.16% and for Institutional Shares is 0.91% as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agree to waive/reimburse expense through 7/31/13.

*Average annualized returns.

+The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 81 for index descriptions.

P / 10

FUND INVESTMENT RETURNS

Intermediate Fixed Income Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of September 30, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Intermediate Fixed Income	6.38%	5.31%	5.84%	4.56%	5.62%
Barclays Capital U.S. Intermediate Gov./Credit Bond Index	4.40	5.18	5.71	4.76	6.06
Citigroup 3-month Treasury Bill Index	0.05	0.09	0.64	1.73	3.12
Consumer Price Index	1.99	2.33	2.11	2.49	2.47

Inception date 5/10/94

Gross and Net Expense Ratios are 0.72% and 0.55%, respectively, as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/13.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 81 for index descriptions.

P / 11

FUND INVESTMENT RETURNS

High Yield Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending

TOTAL RETURNS as of September 30, 2012

	1 Year	3 Years	Since Inception*
High Yield Fund - Original Shares+	16.87%	11.07%	15.38%
High Yield Fund - Institutional Shares	17.13	11.34	15.66
Bank of America Merrill Lynch U.S. High Yield Master II Index	18.94	12.62	22.24
Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index	17.80	12.03	19.12
Consumer Price Index	1.99	2.33	2.38

Inception date 3/31/09

Gross and Net Expense Ratios (excluding Acquired Fund Fees and Expenses) for Institutional Shares are 0.73% and 0.65%, respectively, as of 3/31/12, which are the amounts stated in the current prospectus as of the date of this report. Gross and Net Expense Ratios for Original Shares are 0.98% and 0.90%, respectively, as of 7/31/12 (inception), which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/13.

* Average annualized returns.

+Original Shares commenced operations on 7/31/12. Performance for periods prior to 7/31/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 81 for index descriptions.

P / 12

FUND INVESTMENT RETURNS

International Discovery Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending

TOTAL RETURNS as of September 30, 2012

Since Inception
International Discovery Fund	7.80%
MSCI AC World Index ex U.S. Small Cap Net TR	-1.08
Consumer Price Index	0.70

Inception date 3/28/12

Gross and Net Expense Ratios are 2.12% and 1.25% respectively, as of 3/31/12, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/13.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Mutual Fund investing involves risk; principal loss is possible. Small- and medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets.

Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund will invest in derivatives which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

Short Term performance, in particular, is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 81 for index descriptions.

P / 13

Fund Expenses

Rainier Funds

September 30, 2012 (Unaudited)

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 4/1/12 and held for the entire period from 4/1/12 to 9/30/12. The High Yield Fund—Original Class example is based on an investment of $1,000 invested 7/31/12 (inception) and held for the entire period from 7/31/12 to 9/30/12.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR

COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLES

LARGE CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (4/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$990.50	$991.70	$1,019.10	$1,020.36
Expenses Paid during Period*	$5.94	$4.69	$6.02	$4.76

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Original, 0.94% for Institutional), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

P / 14

MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (4/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$952.70	$953.70	$1,018.30	$1,019.55
Expenses Paid during Period*	$6.61	$5.39	$6.83	$5.57

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.35% for Original, 1.10% for Institutional), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

SMALL/MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (4/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$971.30	$972.60	$1,018.65	$1,019.90
Expenses Paid during Period*	$6.33	$5.09	$6.48	$5.22

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.28% for Original, 1.03% for Institutional), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

BALANCED FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (4/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,007.70	$1,008.30	$1,019.10	$1,020.36
Expenses Paid during Period*	$5.99	$4.73	$6.02	$4.76

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Original, 0.94% for Institutional), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

P / 15

Fund Expenses

Rainier Funds

September 30, 2012 (Unaudited) continued

EXPENSE EXAMPLES

INTERMEDIATE FIXED INCOME FUND

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (4/1/12)	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,029.20	$1,022.31
Expenses Paid during Period*	$2.80	$2.79

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

HIGH YIELD FUND

	Actual Performance				Hypothetical Performance (5% return before expenses)
	Original		Institutional		Original		Institutional
Beginning Account Value (4/1/12)	$1,000.00		$1,000.00		$1,000.00		$1,000.00
Ending Account Value (9/30/12)	$1,013.90		$1,058.10		$1,020.56		$1,021.81
Expenses Paid during Period*	$1.51	*	$3.35	*	$4.56	**	$3.29	**

*Expenses are equal to the annualized expense ratio for the class (0.90% for Original, 0.65% for Institutional), multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal period (61 days for Original, 183 days for Institutional), then divided by the number of days in the fiscal year (365) to reflect the most recent period end. The Original Class commenced operations on July 31, 2012.

**Hypothetical expenses are equal to the class’s annualized expense ratio as indicated, multiplied by the average account value over the period commencing April 1, 2012, multiplied by 183/365 to reflect information had the class been in operation for the entire fiscal half year.

INTERNATIONAL DISCOVERY FUND

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (4/1/12)	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,075.80	$1,018.80
Expenses Paid during Period*	$6.50	$6.33

*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

P / 16

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Large Cap Equity Fund

Sector Representation as of September 30, 2012 (% of net assets)

COMMON STOCKS (99.4%)
	Shares	Value
CONSUMER DISCRETIONARY (13.0%)
Bed Bath & Beyond, Inc.*	30,480	$ 1,920,240
Coach, Inc.	69,200	3,876,584
Comcast Corp. Cl. A	270,010	9,658,258
DIRECTV*	118,820	6,233,297
Dollar General Corp.*	78,060	4,023,212
Limited Brands, Inc.	148,320	7,306,243
NIKE, Inc. Cl. B	68,530	6,504,182
Nordstrom, Inc.	137,220	7,571,800
priceline.com, Inc.*	9,970	6,168,738
Ralph Lauren Corp.	35,580	5,380,763
Starbucks Corp.	163,370	8,291,028
Starwood Hotels & Resorts Worldwide, Inc.	175,420	10,167,343
The Home Depot, Inc.	195,340	11,792,676
V.F. Corp.	34,760	5,539,354
Wynn Resorts Ltd.	50,130	5,787,007
Total Consumer Discretionary		100,220,725

CONSUMER STAPLES (8.2%)
Anheuser-Busch InBev N.V. - ADR^	133,410	11,461,253
Church & Dwight Co., Inc.	107,520	5,805,005
Costco Wholesale Corp.	122,630	12,278,329
Kraft Foods, Inc.	337,250	13,945,287

	Shares	Value
Philip Morris International, Inc.	102,930	$ 9,257,524
The Estee Lauder Companies, Inc. Cl. A	170,830	10,518,003
Total Consumer Staples		63,265,401

ENERGY (9.2%)
Anadarko Petroleum Corp.	85,960	6,010,323
Cameron International Corp.*	177,660	9,961,396
Chevron Corp.	187,455	21,849,755
Denbury Resources, Inc.*	261,300	4,222,608
Ensco plc - ADR^	148,520	8,103,251
EOG Resources, Inc.	57,950	6,493,297
Schlumberger Ltd.	189,650	13,717,385
Total Energy		70,358,015

FINANCIALS (10.5%)
American Tower Corp.	174,480	12,456,127
Ameriprise Financial, Inc.	131,030	7,428,091
CBRE Group, Inc. Cl. A*	298,920	5,503,117
Invesco Ltd.^	411,650	10,287,133
JPMorgan Chase & Co.	293,500	11,880,880
Morgan Stanley	330,800	5,537,592
Raymond James Financial, Inc.	138,000	5,057,700

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Large Cap Equity Fund

continued

	Shares	Value
T. Rowe Price Group, Inc.	60,080	$ 3,803,064
Wells Fargo & Co.	551,120	19,030,174
Total Financials		80,983,878

HEALTH CARE (14.3%)
Allergan, Inc.	131,535	12,045,975
Biogen Idec, Inc.*	46,290	6,907,857
Celgene Corp.*	86,005	6,570,782
Express Scripts Holding Co.*	80,890	5,069,376
Gilead Sciences, Inc.*	150,770	10,000,574
Hologic, Inc.*	300,410	6,080,298
Intuitive Surgical, Inc.*	21,850	10,829,516
Merck & Co., Inc.	204,440	9,220,244
Novo Nordisk A/S - ADR^	69,500	10,967,795
Perrigo Co.	46,790	5,435,595
Shire plc - ADR^	73,090	6,483,083
The Cooper Cos., Inc.	65,470	6,184,296
UnitedHealth Group, Inc.	151,990	8,421,766
Watson Pharmaceuticals, Inc.*	66,520	5,664,843
Total Health Care		109,882,000

INDUSTRIALS (10.6%)
AMETEK, Inc.	158,175	5,607,304
B/E Aerospace, Inc.*	130,410	5,490,261
Eaton Corp.	126,290	5,968,466
Fluor Corp.	81,780	4,602,578
General Electric Co.	698,420	15,861,118
Honeywell International, Inc.	211,380	12,629,955
Kansas City Southern	38,850	2,944,053
Precision Castparts Corp.	80,325	13,120,286
Stericycle, Inc.*	39,650	3,589,118
Union Pacific Corp.	38,680	4,591,316
Verisk Analytics, Inc.*	156,330	7,442,871
Total Industrials		81,847,326

INFORMATION TECHNOLOGY (26.8%)
Accenture plc^	117,940	8,259,338
Alliance Data Systems Corp.*	26,530	3,765,934
Altera Corp.	167,000	5,675,495

	Shares	Value
Apple, Inc.	54,470	$36,345,652
Autodesk, Inc.*	115,370	3,849,897
Avago Technologies Ltd.	188,140	6,559,501
Cisco Systems, Inc.	571,990	10,919,289
Citrix Systems, Inc.*	91,900	7,036,783
eBay, Inc.*	312,050	15,106,341
EMC Corp.*	534,620	14,579,087
F5 Networks, Inc.*	55,530	5,813,991
Google, Inc. Cl. A*	17,335	13,079,257
Intuit, Inc.	138,450	8,151,936
JDS Uniphase Corp.*	414,670	5,135,688
MasterCard, Inc. Cl. A	15,100	6,817,348
Microsoft Corp.	471,280	14,034,719
QUALCOMM, Inc.	171,100	10,692,039
Red Hat, Inc.*	92,330	5,257,270
Teradata Corp.*	74,090	5,587,127
Trimble Navigation Ltd.*	124,730	5,944,632
Vantiv, Inc.*	153,780	3,313,959
Visa, Inc.	80,111	10,757,305
Total Information Technology		206,682,588

MATERIALS (4.8%)
Airgas, Inc.	45,910	3,778,393
E.I. du Pont de Nemours & Co.	166,550	8,372,469
Ecolab, Inc.	97,740	6,334,529
LyondellBasell Industries N.V. Cl. A^	88,660	4,580,176
Monsanto Co.	97,460	8,870,809
Praxair, Inc.	50,210	5,215,815
Total Materials		37,152,191

UTILITIES (2.0%)
American Water Works Co., Inc.	114,760	4,253,006
ITC Holdings Corp.	77,410	5,850,648
NiSource, Inc.	212,320	5,409,913
Total Utilities		15,513,567

TOTAL COMMON STOCKS
(Cost $636,672,601)		$765,905,691

P / 18

SHORT-TERM INVESTMENTS (1.0%)
	Shares	Value
MONEY MARKET MUTUAL FUND (1.0%)
First American Treasury Obligations Fund 0.000%**	7,879,424	$7,879,424
TOTAL SHORT-TERM INVESTMENTS
(cost $7,879,424)		$7,879,424

TOTAL INVESTMENTS (100.4%)
(cost $644,552,025)		$773,785,115

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(3,092,352)

TOTAL NET ASSETS (100.0%)		$770,692,763

ADR - American Depository Receipt.

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Mid Cap Equity Fund

Sector Representation as of September 30, 2012 (% of net assets)

COMMON STOCKS (99.8%)
	Shares	Value
CONSUMER DISCRETIONARY (21.0%)
AMC Networks, Inc. Cl. A*	119,280	$5,191,065
Bed Bath & Beyond, Inc.*	63,360	3,991,680
BorgWarner, Inc.*	60,330	4,169,406
Dick’s Sporting Goods, Inc.	166,380	8,626,803
Dillard’s, Inc.	142,600	10,312,832
Dollar General Corp.*	296,910	15,302,741
DSW, Inc.	86,980	5,803,306
Dunkin’ Brands Group, Inc.	142,810	4,169,338
Foot Locker, Inc.	336,920	11,960,660
Group 1 Automotive, Inc.	145,630	8,771,295
LKQ Corp.*	465,360	8,609,160
Macy’s, Inc.	163,230	6,140,713
MercadoLibre, Inc.	29,220	2,412,111
MGM Resorts International*	621,310	6,679,082
Mohawk Industries, Inc.*	56,860	4,549,937
Nordstrom, Inc.	199,930	11,032,138
Panera Bread Co.*	43,640	7,457,639
PulteGroup, Inc.*	471,150	7,302,825
Sally Beauty Holdings, Inc.*	291,510	7,313,986
Starwood Hotels & Resorts Worldwide, Inc.	136,640	7,919,654
Tractor Supply Co.	55,900	5,527,951

	Shares	Value
Ulta Salon, Cosmetics & Fragrance, Inc.	72,480	$ 6,980,186
Under Armour, Inc. Cl. A*	108,840	6,076,537
V.F. Corp.	40,130	6,395,117
Wynn Resorts Ltd.	58,520	6,755,549
Total Consumer Discretionary		179,451,711

CONSUMER STAPLES (5.5%)
Beam, Inc.	130,070	7,484,228
Church & Dwight Co., Inc.	141,350	7,631,486
Dean Foods Co.*	192,640	3,149,664
GNC Holdings, Inc.	245,030	9,548,819
Herbalife Ltd.^	130,170	6,170,058
Ingredion, Inc.	151,530	8,358,395
Whole Foods Market, Inc.	46,960	4,573,904
Total Consumer Staples		46,916,554

ENERGY (8.2%)
Anadarko Petroleum Corp.	108,500	7,586,320
Cameron International Corp.*	255,010	14,298,411
Denbury Resources, Inc.*	589,250	9,522,280

P / 20

	Shares	Value
Energy XXI (Bermuda) Ltd.^	187,390	$ 6,549,280
Ensco plc - ADR^	243,940	13,309,366
Plains Exploration & Production Co.*	407,210	15,258,159
Superior Energy Services, Inc.*	183,250	3,760,290
Total Energy		70,284,106

FINANCIAL SERVICES (17.1%)
Affiliated Managers Group, Inc.*	51,970	6,392,310
Alliance Data Systems Corp.*	69,100	9,808,745
American Tower Corp.	109,105	7,789,006
Ameriprise Financial, Inc.	157,360	8,920,738
CBRE Group, Inc. Cl. A*	624,210	11,491,706
CIT Group, Inc.*	173,350	6,828,256
East West Bancorp, Inc.	375,150	7,923,168
First Republic Bank	218,470	7,528,476
FleetCor Technologies, Inc.*	196,500	8,803,200
Invesco Ltd.^	434,180	10,850,158
Jones Lang LaSalle, Inc.	140,500	10,727,175
LaSalle Hotel Properties	253,650	6,769,919
Raymond James Financial, Inc.	346,990	12,717,184
Signature Bank*	177,200	11,886,576
SunTrust Banks, Inc.	228,570	6,461,674
T. Rowe Price Group, Inc.	107,970	6,834,501
Vantiv, Inc. Cl. A*	112,450	2,423,298
Wright Express Corp.*	30,490	2,125,763
Total Financial Services		146,281,853

HEALTH CARE (12.3%)
Alexion Pharmaceuticals, Inc.*	59,390	6,794,216
Catamaran Corp.*^	88,770	8,696,797
Cubist Pharmaceuticals, Inc.*	140,820	6,714,298

	Shares	Value
Edwards Lifesciences Corp.*	68,360	$ 7,339,813
HMS Holdings Corp.*	259,290	8,668,065
Hologic, Inc.*	355,550	7,196,332
Illumina, Inc.*	225,460	10,867,172
Intuitive Surgical, Inc.*	18,740	9,288,106
Perrigo Co.	89,560	10,404,185
Salix Pharmaceuticals Ltd.*	91,810	3,887,235
Shire plc - ADR^	86,410	7,664,567
The Cooper Cos., Inc.	90,090	8,509,902
Watson Pharmaceuticals, Inc.*	100,950	8,596,902
Total Health Care		104,627,590

MATERIALS AND PROCESSING (4.9%)
Airgas, Inc.	91,210	7,506,583
Ecolab, Inc.	165,670	10,737,073
Precision Castparts Corp.	44,215	7,222,078
Timken Co.	153,980	5,721,897
Valmont Industries, Inc.	81,580	10,727,770
Total Materials and Processing		41,915,401

PRODUCER DURABLES (13.1%)
AMETEK, Inc.	114,905	4,073,382
B/E Aerospace, Inc.*	288,080	12,128,168
Chicago Bridge & Iron Co. N.V.^	331,660	12,632,929
Eaton Corp.	127,250	6,013,835
Fluor Corp.	179,380	10,095,507
Kansas City Southern	112,220	8,504,032
Stericycle, Inc.*	93,000	8,418,360
Trimble Navigation Ltd.*	136,635	6,512,024
Triumph Group, Inc.	138,240	8,644,147
United Rentals, Inc.*	597,340	19,538,991
Verisk Analytics, Inc.*	122,650	5,839,367
Wabtec Corp.	119,640	9,605,896
Total Producer Durables		112,006,638

TECHNOLOGY (13.8%)
Altera Corp.	193,770	6,585,274
Autodesk, Inc.*	130,610	4,358,456
Avago Technologies Ltd.	218,920	7,632,646

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Mid Cap Equity Fund

continued

	Shares	Value
Citrix Systems, Inc.*	125,340	$ 9,597,284
CommVault Systems, Inc.*	16,280	955,636
F5 Networks, Inc.*	76,370	7,995,939
Fortinet, Inc.*	207,270	5,003,498
Informatica Corp.*	80,880	2,815,433
Intuit, Inc.	155,060	9,129,933
JDS Uniphase Corp.*	459,480	5,690,660
LSI Corp.*	1,168,830	8,076,615
MICROS Systems, Inc.*	107,395	5,275,242
NICE Systems Ltd.*^	153,780	5,108,571
ON Semiconductor Corp.*	728,700	4,496,079
Red Hat, Inc.*	111,570	6,352,796
Riverbed Technology, Inc.*	227,030	5,282,988
SBA Communications Corp.*	235,400	14,806,660
TIBCO Software, Inc.*	144,060	4,354,934
VeriFone Systems, Inc.*	171,370	4,772,654
Total Technology		118,291,298

UTILITIES (3.9%)
American Water Works Co., Inc.	393,270	14,574,586
ITC Holdings Corp.	90,400	6,832,432
NiSource, Inc.	448,910	11,438,227
Total Utilities		32,845,245

TOTAL COMMON STOCKS
(Cost $794,400,205)		$852,620,396

SHORT-TERM INVESTMENTS (0.8%)
	Shares	Value
MONEY MARKET MUTUAL FUND (0.8%)
First American Treasury Obligations Fund 0.000%**	6,720,940	$6,720,940
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,720,940)		$6,720,940

TOTAL INVESTMENTS (100.6%)
(Cost $801,121,145)		$859,341,336

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)		(4,864,554)

TOTAL NET ASSETS (100.0%)		$854,476,782

ADR - American Depository Receipt.

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the

Russell Investment Group and has been licensed for use by Rainier Investment Management, Inc.

P / 22

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Small/Mid Cap Equity Fund

Sector Representation as of September 30, 2012 (% of net assets)

COMMON STOCKS (98.8%)
	Shares	Value
CONSUMER DISCRETIONARY (15.7%)
AMC Networks, Inc. Cl. A*	310,530	$13,514,266
BJ’s Restaurants, Inc.*	434,950	19,724,983
BorgWarner, Inc.*	125,430	8,668,467
Dick’s Sporting Goods, Inc.	435,970	22,605,044
Dillard’s, Inc. Cl. A	268,850	19,443,232
DSW, Inc.	330,640	22,060,301
Elizabeth Arden, Inc.*	113,080	5,341,899
Foot Locker, Inc.	858,840	30,488,820
Genesco, Inc.*	264,550	17,653,421
Group 1 Automotive, Inc.	278,430	16,769,839
La-Z-Boy, Inc.*	489,990	7,168,554
LKQ Corp.*	1,197,280	22,149,680
Nordstrom, Inc.	397,990	21,961,088
Panera Bread Co.*	90,370	15,443,330
PulteGroup, Inc.*	805,310	12,482,305
Sally Beauty Holdings, Inc.*	745,150	18,695,813
Select Comfort Corp.*	987,810	31,165,406
SodaStream International Ltd.*^	347,010	13,592,382
The Men’s Wearhouse, Inc.	304,590	10,487,034

	Shares	Value
Under Armour, Inc. Cl. A*	269,830	$15,064,609
Total Consumer Discretionary		344,480,473

CONSUMER STAPLES (4.6%)
Church & Dwight Co., Inc.	263,130	14,206,389
Dean Foods Co.*	867,000	14,175,450
GNC Holdings, Inc.	622,650	24,264,670
Herbalife Ltd.^	335,900	15,921,660
Ingredion, Inc.	363,350	20,042,386
The Fresh Market, Inc.*	189,280	11,353,014
Total Consumer Staples		99,963,569

ENERGY (7.4%)
Carrizo Oil & Gas, Inc.*	911,040	22,785,110
Delek US Holdings, Inc.	399,120	10,173,569
Denbury Resources, Inc.*	1,213,000	19,602,080
Energy XXI (Bermuda) Ltd.^	1,165,406	40,730,940
Ensco plc - ADR^	302,680	16,514,221
Plains Exploration & Production Co.*	1,011,150	37,887,791

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Small/Mid Cap Equity Fund

continued

	Shares	Value
Superior Energy Services, Inc.*	677,310	$13,898,401
Total Energy		161,592,112

FINANCIAL SERVICES (20.7%)
Affiliated Managers Group, Inc.*	166,670	20,500,410
Alliance Data Systems Corp.*	178,440	25,329,558
CBRE Group, Inc. Cl. A*	1,331,660	24,515,861
CIT Group, Inc.*	373,490	14,711,771
CubeSmart	651,000	8,378,370
East West Bancorp, Inc.	975,380	20,600,026
Euronet Worldwide, Inc.*	479,590	9,011,496
Evercore Partners, Inc. Cl. A	233,590	6,306,930
FleetCor Technologies, Inc.*	560,670	25,118,016
Glacier Bancorp, Inc.	510,050	7,946,579
Greenhill & Co., Inc.	245,030	12,680,303
Home BancShares, Inc.	275,930	9,406,454
Invesco Ltd.^	1,512,560	37,798,874
Jones Lang LaSalle, Inc.	472,330	36,062,395
LaSalle Hotel Properties	961,800	25,670,442
Ocwen Financial Corp.*	236,080	6,470,953
Pinnacle Financial Partners, Inc.*	446,420	8,624,834
Raymond James Financial, Inc.	838,490	30,730,658
Signature Bank*	572,850	38,426,778
Strategic Hotels & Resorts, Inc.*	1,432,220	8,607,642
Texas Capital Bancshares, Inc.*	696,810	34,638,425
UMB Financial Corp.	584,500	28,453,460
Vantiv, Inc. Cl. A*	284,170	6,123,864
Wright Express Corp.*	104,240	7,267,613
Total Financial Services		453,381,712

	Shares	Value
HEALTH CARE (14.0%)
Alexion Pharmaceuticals, Inc.*	160,630	$18,376,072
ARIAD Pharmaceuticals, Inc.*	415,090	10,055,555
Catamaran Corp.*^	275,170	26,958,405
Cubist Pharmaceuticals, Inc.*	412,330	19,659,894
Edwards Lifesciences Corp.*	151,670	16,284,808
HMS Holdings Corp.*	614,040	20,527,357
Hologic, Inc.*	917,440	18,568,986
Illumina, Inc.*	562,410	27,108,162
Incyte Corp.*	546,440	9,863,242
Jazz Pharmaceuticals plc*^	253,660	14,461,157
Orthofix International N.V.*	250,900	11,227,775
Perrigo Co.	239,050	27,770,438
Salix Pharmaceuticals Ltd.*	226,280	9,580,695
Seattle Genetics, Inc.*	566,590	15,269,601
Sirona Dental Systems, Inc.*	274,850	15,655,456
The Cooper Cos., Inc.	236,770	22,365,294
Watson Pharmaceuticals, Inc.*	254,810	21,699,620
Total Health Care		305,432,517

MATERIALS AND PROCESSING (6.1%)
Airgas, Inc.	66,050	5,435,915
Beacon Roofing Supply, Inc.*	1,058,840	30,176,940
Carpenter Technology Corp.	413,210	21,619,147
H.B. Fuller Co.	248,840	7,634,411
LSB Industries, Inc.*	235,820	10,345,423
Sensient Technologies Corp.	391,890	14,405,876
The Valspar Corp.	160,100	8,981,610
Timken Co.	263,340	9,785,715
Valmont Industries, Inc.	187,130	24,607,595
Total Materials and Processing		132,992,632

P / 24

	Shares	Value
PRODUCER DURABLES (13.1%)
A.O. Smith Corp.	269,790	$15,523,717
B/E Aerospace, Inc.*	692,080	29,136,568
Chicago Bridge & Iron Co. N.V.^	876,070	33,369,507
Esterline Technologies Corp.*	135,760	7,621,566
Fluor Corp.	272,790	15,352,621
Genesee & Wyoming, Inc. Cl. A*	171,080	11,438,409
Healthcare Services Group, Inc.	325,290	7,439,382
Steelcase, Inc. Cl. A	401,420	3,953,987
Stericycle, Inc.*	159,170	14,408,068
Titan International, Inc.	1,121,470	19,805,160
Trimble Navigation Ltd.*	328,465	15,654,642
Triumph Group, Inc.	485,420	30,353,313
United Rentals, Inc.*	1,411,540	46,171,473
Wabtec Corp.	295,890	23,757,008
Woodward, Inc.	367,890	12,500,902
Total Producer Durables		286,486,323

TECHNOLOGY (13.9%)
ACI Worldwide, Inc.*	325,550	13,757,743
Avago Technologies Ltd.	534,400	18,631,856
Citrix Systems, Inc.*	235,800	18,055,206
CommVault Systems, Inc.*	42,180	2,475,966
F5 Networks, Inc.*	174,900	18,312,030
Fabrinet*^	665,620	7,714,535
FEI Co.	268,210	14,349,235
Finisar Corp.*	556,710	7,960,953
Fortinet, Inc.*	441,500	10,657,810
Hittite Microwave Corp.*	202,120	11,211,596
Informatica Corp.*	195,650	6,810,576
Ixia*	795,350	12,781,275
LSI Corp.*	3,275,720	22,635,225
Mellanox Technologies Ltd.*^	133,780	13,582,684
MICROS Systems, Inc.*	288,899	14,190,719
NICE Systems Ltd.*^	376,080	12,493,378
ON Semiconductor Corp.*	1,830,640	11,295,049
Red Hat, Inc.*	270,180	15,384,049

	Shares	Value
Riverbed Technology, Inc.*	529,790	$12,328,213
SBA Communications Corp. Cl. A*	585,190	36,808,451
TIBCO Software, Inc.*	361,760	10,936,005
VeriFone Systems, Inc.*	451,060	12,562,021
Total Technology		304,934,575

UTILITIES (3.3%)
American Water Works Co., Inc.	994,350	36,850,611
ITC Holdings Corp.	228,775	17,290,815
NiSource, Inc.	710,840	18,112,203
Total Utilities		72,253,629

TOTAL COMMON STOCKS
(cost $1,941,533,183)		$2,161,517,542

SHORT-TERM INVESTMENTS (0.2%)

MONEY MARKET FUND (0.2%)
First American Treasury
Obligations Fund 0.000%**	3,913,913	3,913,913
TOTAL SHORT-TERM INVESTMENTS
(cost $3,913,913)		$3,913,913

TOTAL INVESTMENTS (99.0%)
(cost $1,945,447,096)		$2,165,431,455

OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)		21,382,381

TOTAL NET ASSETS (100.0%)		$2,186,813,836

ADR - American Depository Receipt.

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the Russell Investment Group and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Balanced Fund

Investment Allocation as of September 30, 2012 (% of net assets)

COMMON STOCKS (60.7%)
	Shares	Value
CONSUMER DISCRETIONARY (7.9%)
Bed Bath & Beyond, Inc.*	850	$ 53,550
Coach, Inc.	2,280	127,726
Comcast Corp. Cl. A	8,620	308,338
DIRECTV*	3,900	204,594
Dollar General Corp.*	2,480	127,819
Limited Brands, Inc.	4,730	233,000
NIKE, Inc. Cl. B	2,155	204,531
Nordstrom, Inc.	4,240	233,963
priceline.com, Inc.*	300	185,619
Ralph Lauren Corp.	1,080	163,328
Starbucks Corp.	5,190	263,392
Starwood Hotels & Resorts Worldwide, Inc.	5,450	315,882
The Home Depot, Inc.	6,060	365,842
V.F. Corp.	1,110	176,890
Wynn Resorts Ltd.	1,570	181,241
Total Consumer Discretionary		3,145,715

CONSUMER STAPLES (5.0%)
Anheuser-Busch InBev N.V.-ADR^	4,240	364,258
Church & Dwight Co., Inc.	3,420	184,646
Costco Wholesale Corp.	3,880	388,485
Kraft Foods, Inc.	10,440	431,694
Philip Morris International, Inc.	3,190	286,909
The Estee Lauder Companies, Inc. Cl. A	5,430	334,325
Total Consumer Staples		1,990,317

	Shares	Value
ENERGY (5.6%)
Anadarko Petroleum Corp.	2,740	$191,581
Cameron International Corp.*	5,790	324,645
Chevron Corp.	5,875	684,790
Denbury Resources, Inc.*	8,370	135,259
EOG Ressources, Inc.	1,880	210,654
Ensco plc - ADR^	4,590	250,430
Schlumberger Ltd.	5,790	418,791
Total Energy		2,216,150

FINANCIALS (6.3%)
American Tower Corp.	5,315	379,438
Ameriprise Financial, Inc.	4,120	233,563
CBRE Group, Inc. Cl. A*	9,580	176,368
Invesco Ltd.^	12,870	321,621
JPMorgan Chase & Co.	9,385	379,905
Morgan Stanley	10,520	176,105
Raymond James Financial, Inc.	4,410	161,626
T. Rowe Price Group, Inc.	1,910	120,903
Wells Fargo & Co.	15,890	548,682
Total Financials		2,498,211

HEALTH CARE (8.7%)
Allergan, Inc.	4,085	374,104
Biogen Idec, Inc.*	1,480	220,861
Celgene Corp.*	2,850	217,740
Express Scripts Holding Co.*	2,480	155,422

P / 26

	Shares	Value
Gilead Sciences, Inc.*	4,810	$ 319,047
Hologic, Inc.*	9,550	193,292
Intuitive Surgical, Inc.*	670	332,072
Merck & Co., Inc.	6,500	293,150
Novo Nordisk A/S - ADR^	2,130	336,135
Perrigo Co.	1,440	167,285
Shire plc - ADR^	2,320	205,784
The Cooper Cos., Inc.	2,210	208,757
UnitedHealth Group, Inc.	4,650	257,656
Watson Pharmaceuticals, Inc.*	2,120	180,539
Total Health Care		3,461,844

INDUSTRIALS (6.5%)
AMETEK, Inc.	4,985	176,718
B/E Aerospace, Inc.*	4,120	173,452
Eaton Corp.	4,000	189,040
Fluor Corp.	2,820	158,710
General Electric Co.	21,690	492,580
Honeywell International, Inc.	6,670	398,532
Kansas City Southern	1,230	93,209
Precision Castparts Corp.	2,535	414,067
Stericycle, Inc.*	1,230	111,340
Union Pacific Corp.	1,230	146,001
Verisk Analytics, Inc.*	4,960	236,146
Total Industrials		2,589,795

INFORMATION TECHNOLOGY (16.4%)
Accenture plc^	3,790	265,414
Alliance Data Systems Corp.*	900	127,755
Altera Corp.	5,760	195,753
Apple, Inc.	1,690	1,127,670
Autodesk, Inc.*	3,660	122,134
Avago Technologies Ltd.	6,090	212,328
Cisco Systems, Inc.	18,210	347,629
Citrix Systems, Inc.*	3,020	231,241
eBay, Inc.*	9,760	472,481
EMC Corp.*	16,605	452,818
F5 Networks, Inc.*	1,770	185,319
Google, Inc. Cl. A*	540	407,430
Intuit, Inc.	4,470	263,194
JDS Uniphase Corp.*	13,190	163,358
MasterCard, Inc. Cl. A	460	207,681
Microsoft Corp.	14,870	442,829
QUALCOMM, Inc.	5,280	329,947
Red Hat, Inc.*	2,970	169,112

	Shares	Value
Teradata Corp.*	2,290	$172,689
Trimble Navigation Ltd.*	4,045	192,785
Vantiv, Inc. Cl. A*	4,840	104,302
Visa, Inc.	2,548	342,145
Total Information Technology		6,536,014

MATERIALS (3.0%)
Airgas, Inc.	1,350	111,105
E.I. du Pont de Nemours & Co.	5,520	277,490
Ecolab, Inc.	3,110	201,559
LyondellBasell Industries N.V. Cl. A^	2,820	145,681
Monsanto Co.	3,100	282,162
Praxair, Inc.	1,570	163,092
Total Materials		1,181,089

UTILITIES (1.3%)
American Water Works Co., Inc.	3,640	134,898
ITC Holdings Corp.	2,460	185,927
NiSource, Inc.	7,100	180,908
Total Utilities		501,733

TOTAL COMMON STOCKS
(cost $18,807,386)		$24,120,868

DEBT SECURITIES (37.4%)
	Principal Amount
CORPORATE BONDS (26.0%)

FINANCE (21.0%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	$290,000	325,223
2.600%, 11/23/2015	85,000	89,157
Allstate Life Global Funding Trust
5.375%, 04/30/2013	200,000	205,835
American Express Co.:
6.150%, 08/28/2017	360,000	438,392
7.000%, 03/19/2018	190,000	240,749
Bank of America Corp.
5.650%, 05/01/2018	230,000	262,559
BlackRock, Inc.
5.000%, 12/10/2019	125,000	148,765
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	265,000	285,529

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Balanced Fund

continued

	Principal Amount	Value
Citigroup, Inc.
5.000%, 09/15/2014	$535,000	$564,538
Comerica, Inc.
3.000%, 09/16/2015	150,000	158,874
General Electric Capital Corp.
5.625%, 09/15/2017	565,000	666,112
MetLife, Inc.
6.750%, 06/01/2016	200,000	239,582
Morgan Stanley
4.750%, 04/01/2014	410,000	424,581
ORIX Corp.^
4.710%, 04/27/2015	65,000	69,161
Royal Bank of Canada^
2.875%, 04/19/2016	450,000	479,358
Simon Property Group LP
5.875%, 03/01/2017	165,000	194,105
State Street Corp.
2.875%, 03/07/2016	295,000	316,351
The Bear Stearns & Cos., Inc.
5.550%, 01/22/2017	590,000	671,558
The Charles Schwab Corp.
4.950%, 06/01/2014	175,000	187,638
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	360,000	418,531
The Travelers Cos., Inc.
5.900%, 06/02/2019	200,000	249,676
Toyota Motor Credit Corp.:
2.800%, 01/11/2016	170,000	180,691
3.300%, 01/12/2022	465,000	505,169
Wachovia Corp.:
4.875%, 02/15/2014	55,000	57,958
5.250%, 08/01/2014	210,000	225,823
Wells Fargo & Co.:
3.750%, 10/01/2014	170,000	180,409
3.625%, 04/15/2015	155,000	166,028
Westpac Banking Corp.^
2.000%, 08/14/2017	375,000	379,929
Total Finance		8,332,281

HEALTH CARE (0.6%)
AstraZeneca plc^
1.950%, 09/18/2019	40,000	40,767
Sanofi SA^
2.625%, 03/29/2016	75,000	79,442
UnitedHealth Group, Inc.
6.000%, 02/15/2018	100,000	122,961
Total Health Care		243,170

	Principal Amount	Value
INDUSTRIALS (4.4%)
Analog Devices, Inc.
5.000%, 07/01/2014	$445,000	$480,506
Bemis Co., Inc.
6.800%, 08/01/2019	75,000	91,376
Cisco Systems, Inc.
4.450%, 01/15/2020	205,000	240,974
Hewlett-Packard Co.
2.200%, 12/01/2015	120,000	122,087
Ingredion, Inc.
3.200%, 11/01/2015	120,000	126,733
Nokia Corp.^
5.375%, 05/15/2019	85,000	71,612
Petrobras International Finance Co.^
5.375%, 01/27/2021	145,000	164,107
Shell International Financial BV^
4.375%, 03/25/2020	125,000	146,642
Statoil ASA^
3.125%, 08/17/2017	155,000	170,027
Total Capital SA^
4.450%, 06/24/2020	95,000	110,488
Total Industrials		1,724,552

TOTAL CORPORATE BONDS
(cost $9,490,584)		$10,300,003

MORTGAGE PASS-THROUGH SECURITIES (0.9%)
Federal National Mortgage Association
Pool #725690, 6.000%, 08/01/2034	302,411	340,711
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $302,543)		$340,711

U.S. GOVERNMENT AGENCY (3.7%)
Federal Home Loan Bank
5.625%, 06/13/2016	825,000	965,502
Federal National Mortgage Association
5.240%, 08/07/2018	500,000	520,428
TOTAL U.S. GOVERNMENT AGENCY
(cost $1,328,597)		$1,485,930

U.S. TREASURY NOTES (6.8%)
0.250%, 10/31/2013	50,000	50,035
0.250%, 11/30/2013	300,000	300,199
0.750%, 12/15/2013	120,000	120,792

P / 28

	Principal Amount	Value
2.625%, 06/30/2014	$400,000	$416,672
2.375%, 08/31/2014	425,000	442,315
4.250%, 11/15/2014	250,000	271,094
2.500%, 04/30/2015	325,000	343,535
0.250%, 09/15/2015	50,000	49,922
2.250%, 11/30/2017	235,000	253,984
1.375%, 02/28/2019	225,000	231,434
2.000%, 02/15/2022	220,000	228,852
TOTAL U.S. TREASURY NOTES
(cost $2,594,477)		2,708,834

TOTAL DEBT SECURITIES
(cost $13,716,201)		$14,835,478

SHORT-TERM INVESTMENT (0.8%)
	Shares

MONEY MARKET FUND (0.8%)
First American Treasury Obligations Fund 0.000%**	322,613	322,613
TOTAL SHORT-TERM INVESTMENT
(cost $322,613)		$322,613

TOTAL INVESTMENTS (98.9%)
(cost $32,846,200)		$39,278,959

OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)		422,882

TOTAL NET ASSETS (100.0%)		$39,701,841

ADR - American Depository Receipt.

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) is used in the Equity portion of the Fund and was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Intermediate Fixed Income Fund

Investment Allocation as of September 30, 2012 (% of net assets)

DEBT SECURITIES (96.3%)
	Principal Amount	Value
CORPORATE BONDS (74.9%)

FINANCIALS (55.2%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	$1,985,000	$2,226,098
2.600%, 11/23/2015	415,000	435,294
Allstate Life Global Funding Trust
5.375%, 04/30/2013	1,555,000	1,600,370
American Express Co.:
6.150%, 08/28/2017	2,775,000	3,379,273
7.000%, 03/19/2018	1,225,000	1,552,197
Bank of America Corp.:
4.500%, 04/01/2015	30,000	32,155
5.650%, 05/01/2018	1,485,000	1,695,215
BlackRock, Inc.
5.000%, 12/10/2019	490,000	583,158
Caterpillar Financial Services Corp.:
6.125%, 02/17/2014	2,140,000	2,305,782
1.650%, 04/01/2014	10,000	10,169
Citigroup, Inc.:
5.000%, 09/15/2014	2,400,000	2,532,506
4.750%, 05/19/2015	1,400,000	1,508,018
Comerica, Inc.
3.000%, 09/16/2015	930,000	985,017
Credit Suisse First Boston^
5.000%, 05/15/2013	950,000	975,536
General Electric Capital Corp.:
2.900%, 01/09/2017	40,000	42,362
5.625%, 09/15/2017	4,095,000	4,827,837

	Principal Amount	Value
JPMorgan Chase & Co.
5.150%, 10/01/2015	$35,000	$38,746
MetLife, Inc.
6.750%, 06/01/2016	1,330,000	1,593,222
Morgan Stanley
4.750%, 04/01/2014	2,830,000	2,930,646
ORIX Corp.^
4.710%, 04/27/2015	700,000	744,811
Royal Bank of Canada^
2.875%, 04/19/2016	3,245,000	3,456,704
Simon Property Group LP:
5.750%, 12/01/2015	10,000	11,320
5.875%, 03/01/2017	730,000	858,765
State Street Corp.
2.875%, 03/07/2016	2,055,000	2,203,729
The Bear Stearns & Co., Inc.
5.550%, 01/22/2017	4,285,000	4,877,333
The Charles Schwab Corp.
4.950%, 06/01/2014	1,525,000	1,635,131
The Goldman Sachs Group, Inc.:
5.150%, 01/15/2014	30,000	31,510
5.950%, 01/18/2018	1,995,000	2,319,361
The Travelers Cos., Inc.
5.900%, 06/02/2019	1,390,000	1,735,248
Toyota Motor Credit Corp.:
2.800%, 01/11/2016	2,155,000	2,290,528
2.050%, 01/12/2017	25,000	26,024
3.300%, 01/12/2022	2,480,000	2,694,235

P / 30

	Principal Amount	Value
Wachovia Corp.:
4.875%, 02/15/2014	$850,000	$895,722
5.250%, 08/01/2014	660,000	709,730
5.625%, 10/15/2016	1,180,000	1,368,448
Wells Fargo & Co.:
3.750%, 10/01/2014	1,065,000	1,130,207
3.625%, 04/15/2015	660,000	706,958
Westpac Banking Corp.^
2.000%, 08/14/2017	2,705,000	2,740,552
Total Financials		59,689,917

HEALTH CARE (1.6%)
AstraZeneca PLC^
1.950%, 09/18/2019	290,000	295,562
Sanofi SA^
2.625%, 03/29/2016	625,000	662,014
UnitedHealth Group, Inc.
6.000%, 02/15/2018	650,000	799,250
Total Health Care		1,756,826

INDUSTRIALS (18.1%)
Analog Devices, Inc.
5.000%, 07/01/2014	2,855,000	3,082,795
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	505,000	585,276
Bemis Co., Inc.
6.800%, 08/01/2019	550,000	670,094
Burlington Northern Santa Fe LLC
4.100%, 06/01/2021	800,000	888,439
Cisco Systems, Inc.
4.450%, 01/15/2020	1,045,000	1,228,380
Hewlett-Packard Co.
2.200%, 12/01/2015	795,000	808,825
Ingredion, Inc.
3.200%, 11/01/2015	545,000	575,579
Nokia Corp.^
5.375%, 05/15/2019	610,000	513,925
Novartis Capital Corp.
4.125%, 02/10/2014	1,290,000	1,354,669
PepsiCo, Inc.
3.750%, 03/01/2014	635,000	664,856
Petrobras International Finance Co.^
5.375%, 01/27/2021	785,000	888,440
Shell International Financial BV^
4.375%, 03/25/2020	835,000	979,569
Statoil ASA^
3.125%, 08/17/2017	1,985,000	2,177,440

	Principal Amount	Value
The Home Depot, Inc.
5.250%, 12/16/2013	$1,045,000	$1,106,334
Thomson Reuters Corp.^
6.500%, 07/15/2018	635,000	803,512
Total Capital SA^
4.450%, 06/24/2020	835,000	971,131
United Parcel Service, Inc.
4.500%, 01/15/2013	1,000,000	1,012,272
WMC Financial USA Ltd.^
5.125%, 05/15/2013	1,205,000	1,240,912
Total Industrials		19,552,448

TOTAL CORPORATE BONDS
(Cost $75,111,349)		$80,999,191

MORTGAGE PASS-THROUGH SECURITIES (1.3%)
Federal Home Loan Mortgage Corp.
Pool #G0-2267,
6.500%, 08/01/2036	93,562	106,623
		106,623
Federal National Mortgage Association
Pool #725690, 6.000%, 08/01/2034	314,856	354,732
Pool #255813, 5.000%, 08/01/2035	263,705	288,739
Pool #735897, 5.500%, 10/01/2035	199,953	220,553
Pool #256022, 5.500%, 12/01/2035	328,436	362,273
		1,226,297
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(Cost $1,194,472)		$1,332,920

U.S. GOVERNMENT AGENCY (9.7%)
Federal Home Loan Bank
3.625%, 05/29/2013	385,000	393,772
5.500%, 08/13/2014	765,000	840,998
5.625%, 06/13/2016	1,550,000	1,813,973
		3,048,743
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	2,700,000	2,792,669
5.250%, 04/18/2016	1,100,000	1,284,597

The accompanying notes are an integral part of these financial statements.

P / 31

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier Intermediate Fixed Income Fund

continued

	Principal Amount	Value
3.000%, 07/31/2019	$450,000	$459,938
		4,537,204
Federal National Mortgage Association
4.375%, 03/15/2013	150,000	152,888
4.125%, 04/15/2014	340,000	360,285
4.375%, 10/15/2015	810,000	907,576
2.250%, 03/15/2016	550,000	582,988
5.240%, 08/07/2018	805,000	837,890
		2,841,627
TOTAL U.S. GOVERNMENT AGENCY
(Cost $9,771,005)		$10,427,574

U.S. TREASURY NOTES (10.4%)
0.625%, 12/31/2012	400,000	400,531
1.375%, 03/15/2013	1,230,000	1,237,015
0.625%, 04/30/2013	1,000,000	1,002,852
3.500%, 05/31/2013	1,125,000	1,149,918
4.250%, 08/15/2013	1,335,000	1,382,455
4.750%, 05/15/2014	810,000	869,390
2.500%, 04/30/2015	20,000	21,140
2.250%, 11/30/2017	1,900,000	2,053,484
2.625%, 11/15/2020	1,700,000	1,877,172
2.000%, 02/15/2022	1,220,000	1,269,087
TOTAL U.S. TREASURY NOTES
(Cost $10,605,855)		$11,263,044

TOTAL DEBT SECURITIES
(Cost $96,682,681)		$104,022,729

SHORT-TERM INVESTMENT (2.8%)
	Shares	Value
MONEY MARKET FUND (2.8%)
First American Treasury Obligations Fund
0.000%*	3,067,324	$3,067,324
TOTAL SHORT-TERM INVESTMENT
(Cost $3,067,324)		$3,067,324

TOTAL INVESTMENTS (99.1%)
(Cost $99,750,005)		$107,090,053

OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)		1,022,994

TOTAL NET ASSETS (100.0%)		$108,113,047

* Rate quoted is seven-day yield at period end.

^ U.S. Dollar denominated foreign security.

P / 32

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier High Yield Fund

Sector Representation as of September 30, 2012 (% of net assets)

DEBT SECURITIES (93.4%)
	Principal Amount	Value
CORPORATE BONDS (93.4%)

AUTOMOTIVE (7.2%)
American Axle & Manufacturing Holdings, Inc.
7.875%, 03/01/2017	$800,000	$836,000
Delphi Corp.
6.125%, 05/15/2021	250,000	278,125
Ford Motor Credit Co., LLC
6.625%, 08/15/2017	500,000	580,572
Lear Corp.
8.125%, 03/15/2020	450,000	510,750
Tenneco, Inc.
6.875%, 12/15/2020	100,000	110,000
The Goodyear Tire & Rubber Co.
7.000%, 05/15/2022	500,000	532,500
Total Automotive		2,847,947

BASIC INDUSTRY (6.4%)
Air Lease Corp.
5.625%, 04/01/2017*
(Acquired 03/13/2012, Cost $500,000)	500,000	512,500
AK Steel Corp.
8.375%, 04/01/2022	100,000	86,000
Cascades, Inc.:^
7.750%, 12/15/2017	200,000	210,500

	Principal Amount	Value
7.875%, 01/15/2020	$250,000	$263,125
Domtar Corp.
10.750%, 06/01/2017	300,000	390,854
Griffon Corp.
7.125%, 04/01/2018	600,000	638,250
Masco Corp.
5.850%, 03/15/2017	300,000	326,016
Steel Dynamics, Inc.
6.750%, 04/01/2015	100,000	102,000
Total Basic Industry		2,529,245

CAPITAL GOODS (8.4%)
B/E Aerospace, Inc.
5.250%, 04/01/2022	500,000	521,250
Crown Americas LLC / Crown Americas Capital Corp. III
6.250%, 02/01/2021	250,000	280,000
General Cable Corp.
5.750%, 10/01/2022*
(Acquired 09/20/2012, Cost $500,000)	500,000	510,000
Graphic Packaging International, Inc.:
9.500%, 06/15/2017	100,000	110,000
7.875%, 10/01/2018	100,000	111,250
Greif, Inc.
7.750%, 08/01/2019	300,000	348,000

The accompanying notes are an integral part of these financial statements.

P / 33

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier High Yield Fund

continued

	Principal Amount	Value
Milacron LLC / Milacron Finance Sub LLC
8.375%, 05/15/2019*
(Acquired 04/20/2012, Cost $506,226)	$500,000	$ 517,500
Spirit Aerosystems, Inc.
6.750%, 12/15/2020	600,000	657,000
SPX Corp.
6.875%, 09/01/2017	250,000	280,625
Total Capital Goods		3,335,625

CONSUMER CYCLICAL (5.6%)
CKE Restaurants, Inc.
11.375%, 07/15/2018	370,000	431,050
Levi Strauss & Co.
7.625%, 05/15/2020	600,000	651,000
Sealy Mattress Co.
8.250%, 06/15/2014	300,000	304,875
Serta Simmons Holdings LLC
8.125%, 10/01/2020*
(Acquired 09/19/2012, Cost $250,000)	250,000	249,375
The Gymboree Corp.
9.125%, 12/01/2018	500,000	478,125
Wolverine World Wide, Inc.
6.125%, 10/15/2020*
(Acquired 09/27/2012, Cost $100,000)	100,000	103,500
Total Consumer Cyclical		2,217,925

CONSUMER NON-CYCLICAL (2.8%)
Constellation Brands, Inc.
7.250%, 05/15/2017	300,000	351,750
Jarden Corp.
7.500%, 01/15/2020	100,000	111,000
Revlon Consumer Products
9.750%, 11/15/2015	400,000	425,000
Spectrum Brands, Inc.
9.500%, 06/15/2018	122,000	138,165
The Scotts Miracle-Gro Co.
6.625%, 12/15/2020	100,000	108,250
Total Consumer Non-Cyclical		1,134,165

ENERGY (22.7%)
AmeriGas Finance LLC /AmeriGas Finance Corp.
7.000%, 05/20/2022	1,000,000	1,079,999

	Principal Amount	Value
Atlas Pipeline Partners LP
6.625%, 10/01/2020*
(Acquired 09/25/2012, Cost $100,000)	$100,000	$ 102,000
Bill Barrett Corp.
7.625%, 10/01/2019	600,000	639,000
Calumet Specialty Products Partners LP
9.375%, 05/01/2019	900,000	972,000
Chesapeake Energy Corp.
6.625%, 08/15/2020	500,000	518,125
Concho Resources, Inc.
5.500%, 10/01/2022	500,000	521,875
El Paso Corp.
7.000%, 06/15/2017	300,000	345,752
Hornbeck Offshore Services, Inc.:
8.000%, 09/01/2017	250,000	270,313
5.875%, 04/01/2020	500,000	511,250
NRG Energy, Inc.
6.625%, 03/15/2023*
(Acquired 09/10/2012, Cost $250,000)	250,000	255,938
Regency Energy Partners LP
5.500%, 04/15/2023	500,000	506,875
SandRidge Energy, Inc.
8.000%, 06/01/2018*
(Acquired 11/02/2011, 12/06/2011, and 04/05/2012, Cost $1,195,356)	1,200,000	1,265,999
SM Energy Co.
6.500%, 11/15/2021	300,000	319,500
Stone Energy Corp.
8.625%, 02/01/2017	650,000	698,750
Tesoro Corp.
5.375%, 10/01/2022	1,000,000	1,032,500
Total Energy		9,039,876

FINANCIALS (5.5%)
Aircastle Ltd.^
9.750%, 08/01/2018	1,050,000	1,202,250
International Lease Finance Corp.:
6.250%, 05/15/2019	750,000	810,000
8.250%, 12/15/2020	150,000	178,875
Total Financials		2,191,125

P / 34

	Principal Amount	Value
HEALTH CARE (3.6%)
HCA, Inc.:
8.500%, 04/15/2019	$300,000	$339,750
7.250%, 09/15/2020	300,000	337,500
HealthSouth Corp.
7.750%, 09/15/2022	500,000	548,750
Sky Growth Acquisition Corp
7.375%, 10/15/2020*
(Acquired 09/18/2012, Cost $100,000)	100,000	100,875
Vanguard Health Holding Co. II LLC
8.000%, 02/01/2018	100,000	107,250
Total Health Care		1,434,125

MEDIA (1.5%)
Cablevision Systems Corp.
8.625%, 09/15/2017	400,000	467,000
CCO Holdings LLC / CCO Holdings Capital Corp.
7.375%, 06/01/2020	100,000	112,125
Total Media		579,125

SERVICES (9.1%)
Cinemark USA, Inc.
8.625%, 06/15/2019	100,000	111,500
Clean Harbors, Inc.
5.250%, 08/01/2020*
(Acquired 07/17/2012, Cost $100,000)	100,000	103,500
Iron Mountain, Inc.
7.750%, 10/01/2019	250,000	282,500
MGM Resorts International
7.750%, 03/15/2022	1,000,000	1,049,999
ServiceMaster Co.
7.000%, 08/15/2020*
(Acquired 08/16/2012, Cost $250,000)	250,000	257,500
Scientific Games Corp.:
8.125%, 09/15/2018	100,000	109,750
9.250%, 06/15/2019	269,000	299,935
The Hertz Corp.
6.750%, 04/15/2019	200,000	212,000
United Rentals North America, Inc.:
9.250%, 12/15/2019	200,000	226,500
8.375%, 09/15/2020	600,000	645,000

	Principal Amount	Value
West Corp.
8.625%, 10/01/2018	$300,000	$316,500
Total Services		3,614,684

TECHNOLOGY & ELECTRONICS (5.4%)
Advanced Micro Devices, Inc.
7.750%, 08/01/2020	900,000	918,000
Alliance Data Systems Corp.
6.375%, 04/01/2020*
(Acquired 03/22/2012, Cost $100,000)	100,000	108,500
Amkor Technology, Inc.
6.625%, 06/01/2021	700,000	714,000
Nokia Corp.^
5.375%, 05/15/2019	500,000	421,250
Total Technology & Electronics		2,161,750

TELECOMMUNICATION SERVICES (13.1%)
Clearwire Communications LLC
12.000%, 12/01/2015*
(Acquired 11/19/2009, and 01/26/2012, Cost $490,763)	500,000	497,500
Frontier Communications Corp.:
8.250%, 05/01/2014	6,000	6,615
8.500%, 04/15/2020	500,000	567,500
9.250%, 07/01/2021	250,000	290,625
GCI, Inc.
8.625%, 11/15/2019	100,000	108,500
GeoEye, Inc.
9.625%, 10/01/2015	300,000	336,000
Intelsat Jackson Holdings SA^
7.250%, 10/15/2020*
(Acquired 04/12/2012, Cost $254,216)	250,000	270,000
Level 3 Communications, Inc.
11.875%, 02/01/2019	350,000	399,000
MetroPCS Wireless, Inc.
7.875%, 09/01/2018	250,000	271,250
Qwest Communications International, Inc.
7.125%, 04/01/2018	250,000	266,263
Sprint Capital Corp.
6.875%, 11/15/2028	550,000	508,750
Sprint Nextel Corp.
11.500%, 11/15/2021	250,000	314,063

The accompanying notes are an integral part of these financial statements.

P / 35

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier High Yield Fund

continued

	Principal Amount	Value
Windstream Corp.:
7.875%, 11/01/2017	$250,000	$280,625
7.500%, 06/01/2022	250,000	266,250
Zayo Group LLC
10.125%, 07/01/2020	750,000	832,500
Total Telecommunication Services		5,215,441

UTILITIES (2.1%)
Plains Exploration & Production Co.
6.750%, 02/01/2022	250,000	255,000
The AES Corp.:
9.750%, 04/15/2016	300,000	360,000
7.375%, 07/01/2021	200,000	229,000
Total Utilities		844,000

TOTAL CORPORATE BONDS
(cost $34,439,547)		$37,145,033

TOTAL DEBT SECURITIES
(cost $34,439,547)		$37,145,033

SHORT-TERM INVESTMENT (6.9%)
	Shares	Value

MONEY MARKET FUND (6.9%)
First American Government Obligations Fund
0.000%**	839,431	839,431
First American Treasury Obligations Fund
0.000%**	1,925,000	1,925,000
TOTAL SHORT-TERM INVESTMENT
(cost $2,764,431)		$2,764,431

TOTAL INVESTMENTS (100.3%)
(cost $37,203,978)		$39,909,464

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)		(110,646)

TOTAL NET ASSETS (100.0%)		$39,798,818

*Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At September 30, 2012, the value of these securities totaled $4,854,688.

**Rated quoted is seven-day yield period end.

^U.S. Dollar denominated foreign security.

P / 36

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier International Discovery Fund

Sector Representation as of September 30, 2012 (% of net assets)

COMMON STOCKS (94.9%)
	Shares	Value
AUSTRALIA (0.9%)
Domino’s Pizza Enterpises Ltd.	5,800	$ 62,690
REA Group Ltd.	3,760	61,039
Total Australia		123,729

AUSTRIA (3.1%)
Andritz AG	3,208	181,676
Schoeller-Bleckmann Oilfield Equipment AG	2,200	228,374
Total Austria		410,050

BRAZIL (1.6%)
Raia Drogasil SA	8,200	93,235
Valid Solucoes SA	6,150	113,459
Total Brazil		206,694

CAMBODIA (0.6%)
NagaCorp Ltd.	144,000	80,784
Total Cambodia		80,784

CANADA (3.4%)
Catamaran Corp.*	900	88,206
Dollarama, Inc.	3,320	211,911
Finning International, Inc.	6,450	156,411
Total Canada		456,528

	Shares	Value
CHINA (0.5%)
AAC Technologies Holdings, Inc.	19,000	$ 68,609
Total China		68,609

DENMARK (5.7%)
Chr. Hansen Holdings A/S	7,192	216,696
Coloplast A/S	1,323	275,478
FLSmidth & Co. A/S	1,730	100,344
Topdanmark A/S*	810	158,607
Total Denmark		751,125

FRANCE (6.2%)
CFAO SA	3,100	148,471
Cie Generale de Geophysique - Veritas SA*	3,306	104,085
Eurofins Scientific SA	1,635	231,957
Ingenico SA	4,485	230,538
Zodiac Aerospace SA	1,055	103,008
Total France		818,059

GERMANY (5.8%)
Dialog Semiconductor plc*	4,466	87,004
Gerresheimer AG	2,590	135,361
Gerry Weber International AG	4,323	178,657
Wirecard AG	16,123	370,246
Total Germany		771,268

The accompanying notes are an integral part of these financial statements.

P / 37

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier International Discovery Fund

continued

	Shares	Value
HONG KONG (3.1%)
Techtronic Industries Co.	172,500	$314,564
Vinda International Holdings Ltd.	69,000	95,037
Total Hong Kong		409,601

INDONESIA (5.2%)
Bank Tabungan Pensiunan Nasional Tbk PT*	192,830	105,784
Kalbe Farma Tbk PT	354,000	173,856
Media Nusantara Citra Tbk PT	371,000	100,794
Mitra Adiperkasa Tbk PT	181,500	121,379
Nippon Indosari Corpindo Tbk PT	143,500	86,220
Tower Bersama Infrastructure Tbk PT*	232,000	107,879
Total Indonesia		695,912

IRELAND (1.6%)
James Hardie Industries SE	13,431	121,209
Paddy Power plc	1,218	90,139
Total Ireland		211,348

ISRAEL (0.5%)
Mellanox Technologies Ltd.*	690	70,056
Total Israel		70,056

ITALY (2.8%)
Prysmian SpA	10,851	193,544
Salvatore Ferragamo Italia SpA	8,550	177,882
Total Italy		371,426

JAPAN (13.5%)
Anritsu Corp.	12,000	155,613
Autobacs Seven Co. Ltd.	1,600	72,476
Bit-isle, Inc.	7,700	80,118
JGC Corp.	3,000	100,141
Kakaku.com., Inc.	3,900	146,775
MonotaRO Co. Ltd.	6,700	183,726
Nabtesco Corp.	3,500	64,268
NET One Systems Co. Ltd.	15,160	190,957
PARK24 Co. Ltd.	14,400	235,818
Pigeon Corp.	4,400	201,281
Start Today Co. Ltd.	5,700	81,804

	Shares	Value
Toyo Engineering Corp.	20,000	$ 89,698
United Arrows Ltd.	6,900	184,436
Total Japan		1,787,111

NETHERLANDS (2.2%)
Gemalto NV	3,320	292,033
Total Netherlands		292,033

NORWAY (0.7%)
Electromagnetic GeoServices ASA*	40,425	99,141
Total Norway		99,141

PHILIPPINES (5.0%)
Alliance Global Group, Inc.	270,000	95,146
Manila Water Co., Inc.	239,800	155,210
Puregold Price Club, Inc.	192,500	137,055
Security Bank Corp.	38,530	151,478
Universal Robina Corp.	71,730	119,679
Total Philippines		658,568

SINGAPORE (0.7%)
Mapletree Commercial Trust	96,000	91,525
Total Singapore		91,525

SOUTH AFRICA (2.5%)
Capitec Bank Holdings Ltd.	7,386	198,782
Mr. Price Group Ltd.	8,732	132,181
Total South Africa		330,963

SWEDEN (3.1%)
Elekta AB	18,100	239,035
Hexpol AB	4,508	175,000
Total Sweden		414,035

SWITZERLAND (0.7%)
Dufry AG*	782	93,707
Total Switzerland		93,707

THAILAND (6.5%)
Bangkok Dusit Medical Services PCL	45,120	157,583
Bangkok Expressway PCL	76,200	73,031
Bank of Ayudhya PCL	127,500	129,446
Bumrungrad Hospital PCL	27,800	74,061

P / 38

	Shares	Value
Hemaraj Land and Development PCL	845,900	$ 86,844
Jasmine International PCL	790,000	99,584
Major Cineplex Group PCL	185,300	113,781
Tisco Financial Group PCL	84,800	126,732
Total Thailand		861,062

UNITED KINGDOM (19.0%)
Aberdeen Asset Management plc	70,603	354,686
Ashtead Group plc	43,196	225,861
Babcock International Group plc	16,840	252,082
Bunzl plc	8,412	150,644
Croda International plc	4,644	181,854
Fenner plc	26,725	166,581
Filtrona plc	17,540	145,867
Genus plc	4,620	112,801
Intertek Group plc	2,077	91,898
John Wood Group plc	10,145	131,631
Laird plc	41,040	149,243
Moneysupermarket.com Group plc	40,850	90,899
Oxford Instruments plc	4,970	110,352
Perform Group plc*	12,000	75,612
Premier Oil plc*	17,166	99,486
Telecity Group plc	12,898	186,513
Total United Kingdom		2,526,010

TOTAL COMMON STOCKS
(Cost $11,160,285)		$12,599,344

PARTICIPATORY NOTES** (2.1%)

SOUTH KOREA (1.5%)
Kolao Holdings	5,200	80,837
Youngone Corp.	3,384	111,750
Total South Korea		192,587

	Shares	Value
TAIWAN (0.6%)
Eclat Textile Co., Ltd.	30,500	$ 85,034
Total Taiwan		85,034

TOTAL PARTICIPATORY NOTES
(Cost $220,917)		$277,621

RIGHTS (0.0%)

FRANCE (0.0%)
Cie Generale de Geophysique - Veritas SA	3,306	5,336
Total France		5,336
TOTAL RIGHTS
(Cost $4,456)		5,336

TOTAL SHORT-TERM INVESTMENT (1.5%)

MONEY MARKET FUND (1.5%)
First American Treasury Obligations Fund
0.000%***	196,363	196,363
TOTAL SHORT-TERM INVESTMENT
(Cost $196,363)		$196,363

TOTAL INVESTMENTS (98.5%)
(Cost $11,582,021)		$13,078,664

OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)		200,555

TOTAL NET ASSETS (100.0%)		$13,279,219

The accompanying notes are an integral part of these financial statements.

P / 39

SCHEDULES OF INVESTMENTS September 30, 2012 (Unaudited)

Rainier International Discovery Fund

continued

Country Diversification	Percentage
United Kingdom	19.0%
Japan	13.5%
Thailand	6.5%
France	6.2%
Germany	5.8%
Denmark	5.7%
Indonesia	5.2%
Philippines	5.0%
Canada	3.4%
Austria	3.1%
Hong Kong	3.1%
Sweden	3.1%
Italy	2.8%
South Africa	2.5%
Netherlands	2.2%
Brazil	1.6%
Ireland	1.6%
South Korea	1.5%
Australia	0.9%
Norway	0.7%
Singapore	0.7%
Switzerland	0.7%
Cambodia	0.6%
Taiwan	0.6%
China	0.5%
Israel	0.5%
Total Portfolio	97.0%
Short-Term Investment and Liabilities in Excess of Other Assets	3.0%
Total Net Assets	100.0%

*Non-income producing security.

**Participatory notes (“P-notes”) allow an indirect investment in foreign securities without registration in those markets. In addition to normal risks associated with direct investments, P-notes are also subject to counterparty risk. The performance results of P-notes will not exactly replicate the performance of the underlying securities due to transaction costs and other expenses.

***Rate quoted is seven-day yield at period end.

P / 40

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P / 41

Statements of Assets and Liabilities

Rainier Funds

September 30, 2012 (Unaudited)

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$644,552,025	$801,121,145

Investments in securities, at value (Note 2, 5)	$773,785,115	$859,341,336
Cash, denominated in foreign currency (cost $16)	–	–
Receivables
Investment securities sold	5,895,880	9,191,159
Dividends and interest	723,122	308,185
Fund shares sold	1,357,461	1,097,696
Due from Adviser	–	–
Foreign tax reclaims	–	–
Prepaid expenses	39,373	40,277

Total assets	781,800,951	869,978,653

LIABILITIES
Payables
Investment securities purchased	8,432,542	13,361,727
Fund shares redeemed	1,624,380	1,029,379
Distributions to shareholders	–	–
Due to Investment Adviser (Note 3)	483,566	605,307
Due to Investment Adviser – offering costs	–	–
Due under Distribution Plan – Original Shares (Note 8)	50,772	42,336
Accrued expenses	254,648	392,413
Deferred trustees compensation (Note 3)	262,280	70,709

Total liabilities	11,108,188	15,501,871

Net Assets	$770,692,763	$854,476,782

COMPONENTS OF NET ASSETS
Paid-in capital	$636,075,344	$833,109,195
Accumulated undistributed net investment income (loss)	3,116,850	(2,775,455)
Accumulated undistributed net realized gain (loss) on investments	2,267,479	(34,077,149)
Net unrealized appreciation on:
Investments	129,233,090	58,220,191
Foreign currency	–	–
Participatory notes	–	–

Net assets	$770,692,763	$854,476,782

Original shares
Net assets applicable to shares outstanding	$237,484,348	$201,282,382
Shares outstanding	8,774,456	4,735,393
Net asset value, offering and redemption price per share	$27.07	$42.51

Institutional shares
Net assets applicable to shares outstanding	$533,208,415	$653,194,400
Shares outstanding	19,479,431	15,112,253
Net asset value, offering and redemption price per share	$27.37	$43.22

The accompanying notes are an integral part of these financial statements.

P / 42

SMALL/MID CAP EQUITY FUND	BALANCED FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$1,945,447,096	$32,846,200	$99,750,005	$37,203,978	$11,582,021

$2,165,431,455	$39,278,959	$107,090,053	$39,909,464	$13,078,664
–	–	–	–	16

50,047,313	666,267	–	–	253,960
765,703	153,385	1,009,313	747,229	21,992
1,577,733	1,322	112,500	929	12,969
–	2,932	18,285	5,290	10,133
–	–	–	–	2,376
41,241	20,154	13,206	28,800	48,228

2,217,863,445	40,123,019	108,243,357	40,691,712	13,428,338

23,579,758	246,337	–	850,000	107,379
4,557,135	72,907	5,147	–	–
–	9	755	6,210	–
1,556,352	22,883	44,233	18,027	10,595
–	–	–	–	23,419
230,402	2,029	8,838	2	–
658,094	15,306	22,064	12,451	7,726
467,868	61,707	49,273	6,204	–

31,049,609	421,178	130,310	892,894	149,119

$2,186,813,836	$39,701,841	$108,113,047	$39,798,818	$13,279,219

$2,406,194,106	$31,520,377	$100,132,503	$36,441,443	$12,351,619
(7,501,342)	(60,767)	(26,089)	13,651	34,890
(431,863,287)	1,809,472	666,585	638,238	(604,070)

219,984,359	6,432,759	7,340,048	2,705,486	1,439,939
–	–	–	–	137
–	–	–	–	56,704

$2,186,813,836	$39,701,841	$108,113,047	$39,798,818	$13,279,219

$1,100,645,078	$9,760,706	$108,113,047	$10,204	–
30,697,519	598,098	8,028,544	820	–
$35.85	$16.32	$13.47	$12.44	–

$1,086,168,758	$29,941,135	–	$39,788,614	$13,279,219
29,441,935	1,823,206	–	3,199,571	1,231,839
$36.89	$16.42	–	$12.44	$10.78

The accompanying notes are an integral part of these financial statements.

P / 43

Statements of Operations

Rainier Funds

For the six months ending September 30, 2012 (Unaudited)

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $883, $8,268, $14,198, $23, $0, and $0, $13,250 respectively	$5,352,334	$3,406,340
Interest	19	6

Total income	5,352,353	3,406,346

Expenses
Investment advisory fees (Note 3)	3,045,637	3,788,238
Distribution fees – Original shares (Note 8)	350,439	287,684
Sub-Transfer Agent fees	409,108	659,634
Administration fees* (Note 3)	188,960	208,999
Reports to shareholders	37,642	77,618
Registration expense	39,007	34,804
Audit fees	10,313	13,345
Trustee fees (Note 3)	26,139	27,024
Legal fees	12,399	11,259
Compliance fees	23,418	25,291
Offering costs	–	–
Tax service fees	–	–
Interest expense	–	6,402
Miscellaneous expense	38,412	32,392

Total expenses	4,181,474	5,172,690
Less: fees waived and expenses absorbed (Note 3)	–	–

Net expenses	4,181,474	5,172,690

Net investment income (loss)	1,170,879	(1,766,344)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	69,258,069	42,589,009
Foreign currency	–	–
Participatory notes	–	–
Net change in unrealized appreciation/depreciation on:
Investments	(82,546,112)	(81,732,075)
Foreign currency	–	–
Participatory notes	–	–

Net realized and unrealized gain (loss) on investments	(13,288,043)	(39,143,066)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,117,164)	$(40,909,410)

*Includes administrator, transfer agent, fund accountant and custodian fees.

The accompanying notes are an integral part of these financial statements.

P / 44

SMALL/MID CAP EQUITY FUND	BALANCED FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$7,505,111	$163,180	$ –	$ 36,936	$106,235
153	271,227	1,860,236	1,269,570	9

7,505,264	434,407	1,860,236	1,306,506	106,244

9,714,967	141,545	267,916	105,519	57,350
1,446,214	12,967	53,583	3	–
1,023,270	7,953	12,027	14	227
531,814	13,526	24,959	9,105	24,122
173,562	2,491	642	1,634	8,021
38,940	18,568	12,229	18,645	7,512
21,727	5,017	5,937	5,475	10,406
71,665	1,153	3,439	1,080	206
30,810	642	1,911	1,393	116
66,598	1,080	2,967	766	449
–	–	–	–	24,053
–	–	–	–	9,026
–	255	–	–	–
93,439	2,432	4,273	1,483	1,207

13,213,006	207,629	389,883	145,117	142,695

–	(4,333)	(95,175)	(20,198)	(71,012)

13,213,006	203,296	294,708	124,919	71,683

(5,707,742)	231,111	1,565,528	1,181,587	34,561

101,986,835	1,290,732	2,586	164,603	(545,731)
–	–	–	–	(9,357)
–	–	–	–	(44,831)

(184,952,226)	(1,354,899)	1,506,255	813,505	1,414,640
–	–	–	–	(4,662)
–	–	–	–	57,119

(82,965,391)	(64,167)	1,508,841	978,108	867,178

$(88,673,133)	$166,944	$3,074,369	$2,159,695	$901,739

The accompanying notes are an integral part of these financial statements.

P / 45

Statements of Changes in Net Assets

Rainier Funds

September 30, 2012 (Unaudited)

	LARGE CAP EQUITY FUND
	SIX MONTHS ENDING SEPTEMBER 30, 2012	FISCAL YEAR ENDING MARCH 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$1,170,879	$2,165,282
Net realized gain (loss) on investments	69,258,069	175,766,537
Net change in unrealized appreciation/ depreciation on investments	(82,546,112)	(157,254,322)

Increase in net assets resulting from operations	(12,117,164)	20,677,497

Distributions to shareholders
From net investment income
Original shares	–	(1,107,089)
Institutional shares	–	(2,737,512)
From net realized gain on investments sold
Original shares	–	–
Institutional shares	–	–

Decrease in net assets from distributions	–	(3,844,601)

Capital share transactions
Proceeds from shares sold
Original shares	13,028,728	52,958,566
Institutional shares	49,347,314	168,438,776
Proceeds from shares reinvested
Original shares	–	1,014,496
Institutional shares	–	2,679,196
Cost of shares redeemed
Original shares	(112,770,746)	(245,779,476)
Institutional shares	(78,182,174)	(446,575,719)

Net increase (decrease) from capital share transactions	(128,576,878)	(467,264,161)

Net increase (decrease) in net assets	(140,694,042)	(450,431,265)
NET ASSETS
Beginning of year	911,386,805	1,361,818,070

End of year	$770,692,763	$911,386,805

Undistributed net investment income (loss)	$3,116,850	$1,945,971

Original shares
Shares sold	501,901	2,143,098
Shares issued on reinvestment of distributions	–	44,032
Shares redeemed	(4,304,482)	(10,035,405)

Net (decrease) in shares outstanding	(3,802,581)	(7,848,275)

Institutional shares
Shares sold	1,882,346	6,706,468
Shares issued on reinvestment of distributions	–	115,185
Shares redeemed	(2,969,926)	(17,067,139)

Net increase (decrease) in shares outstanding	(1,087,580)	(10,245,486)

The accompanying notes are an integral part of these financial statements.

P / 46

MID CAP EQUITY FUND		SMALL/MID CAP EQUITY FUND
SIX MONTHS ENDING SEPTEMBER 30, 2012	FISCAL YEAR ENDING MARCH 31, 2012	SIX MONTHS ENDING SEPTEMBER 30, 2012	FISCAL YEAR ENDING MARCH 31, 2012

$(1,766,344)	$(4,187,335)	$(5,707,742)	$(16,793,900)
42,589,009	137,195,115	101,986,835	548,506,176
(81,732,075)	(103,130,315)	(184,952,226)	(475,906,905)

(40,909,410)	29,877,465	(88,673,133)	55,805,371

–	–	–	–
–	–	–	–

–	–	–	–
–	–	–	–

–	–	–	–

15,828,731	86,625,330	76,897,002	205,651,563
146,304,881	410,603,146	83,855,175	251,395,066

–	–	–	–
–	–	–	–

(76,627,407)	(276,313,338)	(235,046,559)	(700,353,587)
(139,180,270)	(235,846,826)	(244,405,977)	(445,105,046)

(53,674,065)	(14,931,688)	(318,700,359)	(688,412,004)

(94,583,475)	14,945,777	(407,373,492)	(632,606,633)

949,060,257	934,114,480	2,594,187,328	3,226,793,961

$854,476,782	$949,060,257	$2,186,813,836	$2,594,187,328

$(2,775,455)	$(1,009,111)	$(7,501,342)	$(1,793,600)

376,346	2,098,196	2,219,032	6,158,408
–	–	–	–
(1,838,552)	(6,643,270)	(6,826,002)	(20,834,332)

(1,462,206)	(4,545,074)	(4,606,970)	(14,675,924)

3,561,057	9,854,328	2,351,466	7,333,031
–	–	–	–
(3,288,125)	(5,647,479)	(6,956,749)	(12,838,409)

272,932	4,206,849	(4,605,283)	(5,505,378)

The accompanying notes are an integral part of these financial statements.

P / 47

Statements of Changes in Net Assets

Rainier Funds

September 30, 2012 (Unaudited)

	BALANCED FUND
	SIX MONTHS ENDING SEPTEMBER 30, 2012	FISCAL YEAR ENDING MARCH 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$ 231,111	$ 683,223
Net realized gain (loss) on investments, foreign currency and participatory notes	1,290,732	5,919,198
Net change in unrealized appreciation/ depreciation on investments	(1,354,899)	(5,290,836)

Increase in net assets resulting from operations	166,944	1,311,585

Distributions to shareholders
From net investment income
Original shares	(71,309)	(353,073)
Institutional shares	(240,259)	(409,552)
From net realized gain on investments sold
Original shares	–	–
Institutional shares	–	–

Decrease in net assets from distributions	(311,568)	(762,625)

Capital share transactions
Proceeds from shares sold
Original shares	111,182	2,005,272
Institutional shares	438,693	2,452,981
Proceeds from shares reinvested
Original shares	71,284	349,885
Institutional shares	240,259	409,552
Cost of shares redeemed
Original shares	(1,313,084)	(30,775,958)
Institutional shares	(2,627,081)	(3,903,303)

Net increase (decrease) from capital share transactions	(3,078,747)	(29,461,571)

Net increase (decrease) in net assets	(3,223,371)	(28,912,611)
NET ASSETS
Beginning of year	42,925,212	71,837,823

End of year	$39,701,841	$42,925,212

Undistributed net investment income (loss)	$ (60,767)	$ (19,690)

Original shares
Shares sold	6,972	130,183
Shares issued on reinvestment of distributions	4,484	23,187
Shares redeemed	(82,017)	(1,996,997)

Net increase (decrease) in shares outstanding	(70,561)	(1,843,627)

Institutional shares
Shares sold	27,045	157,091
Shares issued on reinvestment of distributions	14,992	26,700
Shares redeemed	(164,745)	(254,657)

Net increase (decrease) in shares outstanding	(122,708)	(70,866)

The accompanying notes are an integral part of these financial statements.

P / 48

INTERMEDIATE FIXED INCOME FUND		HIGH YIELD FUND		INTERNATIONAL DISCOVERY FUND
SIX MONTHS ENDING SEPTEMBER 30, 2012	FISCAL YEAR ENDING MARCH 31, 2012	SIX MONTHS ENDING SEPTEMBER 30, 2012	FISCAL YEAR ENDING MARCH 31, 2012	SIX MONTHS ENDING SEPTEMBER 30, 2012	MARCH 28, 2012* THROUGH MARCH 31, 2012

$ 1,565,528	$ 3,559,604	$ 1,181,587	$ 1,509,202	$ 34,561	$ 300
2,586	1,432,732	164,603	585,887	(599,919)	(4,122)
1,506,255	1,332,639	813,505	202,351	1,467,097	29,683

3,074,369	6,324,975	2,159,695	2,297,440	901,739	25,861

(1,551,719)	(3,622,444)	(91)	–	–	–
–	–	(1,167,865)	(1,509,282)	–	–

–	(918,672)	–	–	–	–
–	–	–	(156,783)	–	–

(1,551,719)	(4,541,116)	(1,167,956)	(1,666,065)	–	–

6,667,837	24,454,177	10,012	–	–	–
–	–	1,370,648	24,029,701	1,269,725	11,082,000

1,531,317	4,522,025	91	–	–	–
–	–	1,082,542	1,573,410	–	–

(10,607,932)	(32,337,698)	–	–	–	–
–	–	(1,447,342)	(4,456,469)	(106)	–

(2,408,778)	(3,361,496)	1,015,951	21,146,642	1,269,619	11,082,000

(886,128)	(1,577,637)	2,007,690	21,778,017	2,171,358	11,107,861

108,999,175	110,576,812	37,791,128	16,013,111	11,107,861	–

$108,113,047	$108,999,175	$39,798,818	$37,791,128	$13,279,219	$11,107,861

$ (26,089)	$ (39,898)	$ 13,651	$ 20	$ 34,890	$ 329

499,339	1,851,526	813	–	–	–
114,681	342,478	7	–	–	–
(795,431)	(2,447,097)	–	–	–	–

(181,411)	(253,093)	820	–	–	–

–	–	111,368	2,024,075	123,649	1,108,200
–	–	88,842	132,078	–	–
–	–	(117,883)	(366,654)	(10)	–

–	–	82,327	1,789,499	123,639	1,108,200

*Commencement of operations.

The accompanying notes are an integral part of these financial statements.

P / 49

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – ORIGINAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		Fiscal year ending March 31,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$27.33		$26.44	$22.69	$16.21	$27.27	$28.46

Income (loss) from investment operations:
Net investment income	0.01	*	0.01 *	0.03 *	0.09	0.09	0.09 *

Net realized and unrealized gain (loss) on investments	(0.27)		0.95	3.82	6.49	(11.05)	1.08

Total from investment operations	(0.26)		0.96	3.85	6.58	(10.96)	1.17

Less distributions:
From net investment income	–		(0.07)	(0.10)	(0.10)	(0.02)	(0.12)

From net realized gain	–		–	–	–	(0.08)	(2.24)

Total distributions	–		(0.07)	(0.10)	(0.10)	(0.10)	(2.36)

Net asset value, end of period	$27.07		$27.33	$26.44	$22.69	$16.21	$27.27

Total return	(0.95	%)†	3.67%	16.98%	40.60%	(40.22%)	3.57%

Ratios/supplemental data:
Net assets, end of period (millions)	$237.5		$343.7	$540.1	$699.6	$597.4	$638.4

Ratio of expenses to average net assets:	1.19	%‡	1.17%	1.15%	1.12%	1.07%	1.07%

Ratio of net investment income to average net assets	0.11	%‡	0.02%	0.12%	0.36%	0.55%	0.30%

Portfolio turnover rate**	37.79	%†	85.70%	74.09%	100.19%	108.26%	86.61%

†Not annualized.

‡Annualized.

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 50

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – ORIGINAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		Fiscal year ending March 31,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$44.62		$43.42	$33.43	$22.42	$39.43	$38.36

Income (loss) from investment operations:
Net investment loss	(0.12	)*	(0.13)*	(0.21)	(0.12)*	–	(0.16)*

Net realized and unrealized gain (loss) on investments	(1.99)		1.33	10.20	11.13	(17.01)	2.48

Total from investment operations	(2.11)		1.20	9.99	11.01	(17.01)	2.32

Less distributions:
From net investment income	–		–	–	(0.00)**	–	–

From net realized gain	–		–	–	–	(0.00)**	(1.24)

From return of capital	–		–	–	–	–	(0.01)

Total distributions	–		–	–	–	(0.00)**	(1.25)

Net asset value, end of period	$42.51		$44.62	$43.42	$33.43	$22.42	$39.43

Total return	(4.73	%)†	2.76%	29.88%	49.13%	(43.13%)	5.81%

Ratios/supplemental data:
Net assets, end of period (millions)	$201.3		$276.6	$466.5	$386.2	$299.0	$341.3

Ratio of expenses to average net assets:	1.35	%‡	1.31%	1.30%	1.29%	1.22%	1.19%

Ratio of net investment loss to average net assets	(0.59	%)‡	(0.65%)	(0.59%)	(0.43%)	(0.05%)	(0.38%)

Portfolio turnover rate***	56.65	%†	127.86%	110.64%	144.92%	138.59%	111.93%

†Not annualized.

‡Annualized.

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 51

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – ORIGINAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		Fiscal year ending March 31,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$36.91		$35.65	$27.60	$18.67	$33.91	$39.16

Income (loss) from investment operations:
Net investment loss	(0.11	)*	(0.25)*+	(0.23)	(0.12)*	(0.08)	(0.20)

Net realized and unrealized gain (loss) on investments	(0.95)		1.51	8.28	9.05	(15.16)	(0.09)

Total from investment operations	(1.06)		1.26	8.05	8.93	(15.24)	(0.29)

Less distributions:
From net investment income	–		–	–	–	–	–

From net realized gain	–		–	–	–	(0.00)**	(4.93)

From return of capital	–		–	–	–	–	(0.03)

Total distributions	–		–	–	–	(0.00)**	(4.96)

Net asset value, end of period	$35.85		$36.91	$35.65	$27.60	$18.67	$33.91

Total return	(2.87	%)†	3.53%	29.17%	47.83%	(44.93%)	(2.01%)

Ratios/supplemental data:
Net assets, end of period (millions)	$1,100.6		$1,302.9	$1,781.6	$1,880.7	$1,492.0	$3,011.3

Ratio of expenses to average net assets:	1.28	%‡	1.26%	1.24%	1.21%	1.16%	1.16%

Ratio of net investment loss to average net assets	(0.62	%)‡	(0.74%)	(0.65%)	(0.52%)	(0.29%)	(0.53%)

Portfolio turnover rate***	48.48	%†	110.71%	112.96%	127.18%	126.86%	107.61%

†Not annualized.

‡Annualized.

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 52

Rainier Funds

For a capital share outstanding throughout the period

BALANCED FUND – ORIGINAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		Fiscal year ending March 31,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$16.35		$15.82	$14.22	$11.24	$16.18	$17.77

Income (loss) from investment operations:
Net investment income	0.08		0.17 *	0.16	0.20	0.26	0.29

Net realized and unrealized gain (loss) on investments	0.00	**	0.53	1.60	2.97	(4.64)	0.57

Total from investment operations	0.08		0.70	1.76	3.17	(4.38)	0.86

Less distributions:
From net investment income	(0.11)		(0.17)	(0.16)	(0.19)	(0.26)	(0.29)

From net realized gain	–		–	–	–	(0.30)	(2.16)

Total distributions	(0.11)		(0.17)	(0.16)	(0.19)	(0.56)	(2.45)

Net asset value, end of period	$16.32		$16.35	$15.82	$14.22	$11.24	$16.18

Total return	0.77	%†	4.22%	12.52%	28.35%	(27.35%)	4.38%

Ratios/supplemental data:
Net assets, end of period (millions)	$9.8		$10.9	$39.7	$51.1	$41.9	$72.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.21	%‡	1.16%	1.16%	1.12%	1.03%	1.05%

After fees waived and expenses absorbed	1.19	%‡	n/a	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.96	%‡	0.98%	1.13%	1.50%	1.85%	1.60%

Portfolio turnover rate**	28.15	%†	77.20%	69.29%	84.74%	84.85%	68.22%

†Not annualized.

‡Annualized.

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 53

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERMEDIATE FIXED INCOME FUND

	6 Months Ending Sept. 30, 2012 (Unaudited)		Fiscal year ending March 31,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$13.28		$13.07	$13.03	$12.33	$12.71	$12.38

Income from investment operations:
Net investment income	0.20		0.42	0.45	0.49	0.51	0.54

Net realized and unrealized gain (loss) on investments	0.18		0.33	0.15	0.70	(0.38)	0.33

Total from investment operations	0.38		0.75	0.60	1.19	0.13	0.87

Less distributions:
From net investment income	(0.19)		(0.43)	(0.45)	(0.49)	(0.51)	(0.54)

From net realized gain	–		(0.11)	(0.11)	–	–	–

Total distributions	(0.19)		(0.54)	(0.56)	(0.49)	(0.51)	(0.54)

Net asset value, end of period	$13.47		$13.28	$13.07	$13.03	$12.33	$12.71

Total return	2.92	%†	5.83%	4.62%	9.75%	1.11%	7.19%

Ratios/supplemental data:
Net assets, end of period (millions)	$108.1		$109.0	$110.6	$130.7	$110.6	$103.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.73	%‡	0.72%	0.71%	0.70%	0.67%	0.69%
After fees waived and expenses absorbed	0.55	%‡	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	2.92	%‡	3.14%	3.36%	3.80%	4.12%	4.38%

Portfolio turnover rate	4.23	%†	32.65%	40.18%	44.49%	19.84%	36.87%

†Not annualized.

‡Annualized.

The accompanying notes are an integral part of these financial statements.

P / 54

Rainier Funds

For a capital share outstanding throughout the period

HIGH YIELD FUND – ORIGINAL SHARES

	July 31, 2012* through Sept. 30, 2012 (Unaudited)

Net asset value, beginning of period	$12.26

Income from investment operations:
Net investment income	0.13	**

Net realized and unrealized gain on investments	0.16

Total from investment operations	0.29

Less distributions:
From net investment income	(0.11)

From net realized gain	–

Total distributions	(0.11)

Net asset value, end of period	$12.44

Total return	1.39	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$0.0	****

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.09	%‡

After fees waived and expenses absorbed	0.90	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	6.00	%‡

Portfolio turnover rate***	20.07	%+

+Not annualized.

‡Annualized.

*Commenced operations July 31, 2012.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is reflected for the period of 4/1/12 to 9/30/12.

****Amount is less than $0.1 million.

The accompanying notes are an integral part of these financial statements.

P / 55

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY FUND – INSTITUTIONAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		Fiscal year ending March 31,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$27.60		$26.67	$22.85	$16.29	$27.42	$28.59

Income (loss) from investment operations:
Net investment income	0.06		0.07 *	0.09 *	0.13 *	0.12	0.17 *

Net realized and unrealized gain (loss) on investments	(0.29)		0.95	3.85	6.54	(11.10)	1.09

Total from investment operations	(0.23)		1.02	3.94	6.67	(10.98)	1.26

Less distributions:
From net investment income	–		(0.09)	(0.12)	(0.11)	(0.07)	(0.18)

From net realized gain	–		–	–	–	(0.08)	(2.25)

Total distributions	–		(0.09)	(0.12)	(0.11)	(0.15)	(2.43)

Net asset value, end of period	$27.37		$27.60	$26.67	$22.85	$16.29	$27.42

Total return	(0.83	%)†	3.91%	17.31%	40.93%	(40.09%)	3.83%

Ratios/supplemental data:
Net assets, end of period (millions)	$533.2		$567.7	$821.7	$848.6	$532.4	$454.7

Ratio of expenses to average net assets:	0.94	%‡	0.92%	0.90%	0.88%	0.82%	0.82%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	0.38	%‡	0.28%	0.37%	0.62%	0.80%	0.55%

Portfolio turnover rate**	37.79	%†	85.70%	74.09%	100.19%	108.26%	86.61%

†Not annualized.

‡Annualized.

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 56

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – INSTITUTIONAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		Fiscal year ending March 31,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$45.32		$43.98	$33.78	$22.61	$39.67	$38.48

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.01)	(0.11)	(0.03)	0.06	(0.05)*

Net realized and unrealized gain (loss) on investments	(2.03)		1.35	10.31	11.22	(17.12)	2.49

Total from investment operations	(2.10)		1.34	10.20	11.19	(17.06)	2.44

Less distributions:
From net investment income	–		–	–	(0.02)	–	–

From net realized gain	–		–	–	–	(0.00)**	(1.24)

From return of capital	–		–	–	–	–	(0.01)

Total distributions	–		–	–	(0.02)	(0.00)**	(1.25)

Net asset value, end of period	$43.22		$45.32	$43.98	$33.78	$22.61	$39.67

Total return	(4.63	%)†	3.05%	30.20%	49.50%	(43.00%)	6.10%

Ratios/supplemental data:

Net assets, end of period (millions)	$653.2		$672.5	$467.7	$312.4	$183.4	$282.6

Ratio of expenses to average net assets:	1.10	%‡	1.06%	1.05%	1.04%	0.97%	0.94%

Ratio of net investment income (loss) to average net assets	(0.33	%)‡	(0.35%)	(0.34%)	(0.14%)	0.20%	(0.13%)

Portfolio turnover rate***	56.65	%†	127.86%	110.64%	144.92%	138.59%	111.93%

†Not annualized.

‡Annualized.

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 57

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – INSTITUTIONAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		2012	Fiscal year ending March 31,
				2011	2010	2009	2008

Net asset value, beginning of period	$37.93		$36.54	$28.22	$19.05	$34.50	$39.67

Income (loss) from investment operations:
Net investment loss	(0.07	)*	(0.16)*+	(0.13)	(0.06)*	(0.01)	(0.09)

Net realized and unrealized gain (loss) on investments	(0.97)		1.55	8.45	9.23	(15.44)	(0.12)

Total from investment operations	(1.04)		1.39	8.32	9.17	(15.45)	(0.21)

Less distributions:
From net investment income	–		–	–	–	–	–

From net realized gain	–		–	–	–	(0.00)**	(4.93)

From return of capital	–		–	–	–	–	(0.03)

Total distributions	–		–	–	–	(0.00)**	(4.96)

Net asset value, end of period	$36.89		$37.93	$36.54	$28.22	$19.05	$34.50

Total return	(2.74	%)†	3.80%	29.48%	48.14%	(44.77%)	(1.78%)

Ratios/supplemental data:
Net assets, end of period (millions)	$1,086.2		$1,291.3	$1,445.2	$1,428.1	$999.3	$1,826.9

Ratio of expenses to average net assets:	1.03	%‡	1.01%	0.99%	0.96%	0.91%	0.91%

Ratio of net investment loss to average net assets	(0.37	%)‡	(0.47%)	(0.39%)	(0.26%)	(0.04%)	(0.28%)

Portfolio turnover rate***	48.48	%†	110.71%	112.96%	127.18%	126.86%	107.61%

†Not annualized.

‡Annualized.

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 58

Rainier Funds

For a capital share outstanding throughout the period

BALANCED FUND – INSTITUTIONAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		Fiscal year ending March 31,
			2012	2011	2010	2009	2008

Net asset value, beginning of period	$16.44		$15.91	$14.30	$11.30	$16.27	$17.86

Income (loss) from investment operations:
Net investment income	0.10		0.21	0.20	0.23	0.30	0.34

Net realized and unrealized gain (loss) on investments	0.01		0.53	1.61	2.99	(4.67)	0.56

Total from investment operations	0.11		0.74	1.81	3.22	(4.37)	0.90

Less distributions:
From net investment income	(0.13)		(0.21)	(0.20)	(0.22)	(0.30)	(0.33)

From net realized gain	–		–	–	–	(0.30)	(2.16)

Total distributions	(0.13)		(0.21)	(0.20)	(0.22)	(0.60)	(2.49)

Net asset value, end of period	$16.42		$16.44	$15.91	$14.30	$11.30	$16.27

Total return	0.83	%†	4.63%	12.81%	28.68%	(27.20%)	4.61%

Ratios/supplemental data:
Net assets, end of period (millions)	$29.9		$32.0	$32.1	$30.3	$23.4	$25.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.96	%‡	0.91%	0.91%	0.87%	0.78%	0.80%

After fees waived and expenses absorbed	0.94	%‡	n/a	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.21	%‡	1.23%	1.38%	1.75%	2.10%	1.85%

Portfolio turnover rate*	28.15	%†	77.20%	69.29%	84.74%	84.85%	68.22%

†Not annualized.

‡Annualized.

*Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 59

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

HIGH YIELD FUND – INSTITUTIONAL SHARES

	6 Months Ending Sept. 30, 2012 (Unaudited)		2012	2011	2010

Net asset value, beginning of period	$12.12		$12.06	$11.84	$10.00

Income from investment operations:
Net investment income	0.38		0.78	0.87	0.90

Net realized and unrealized gain on investments	0.31		0.12	0.63	1.91

Total from investment operations	0.69		0.90	1.50	2.81

Less distributions:
From net investment income	(0.37)		(0.78)	(0.87)	(0.89)

From net realized gain	–		(0.06)	(0.41)	(0.08)

Total distributions	(0.37)		(0.84)	(1.28)	(0.97)

Net asset value, end of period	$12.44		$12.12	$12.06	$11.84

Total return	5.81	%†	7.81%	13.21%	28.86%

Ratios/supplemental data:
Net assets, end of period (millions)	$39.8		$37.8	$16.0	$12.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.76	%‡	0.73%	0.77%	0.95%

After fees waived and expenses absorbed	0.65	%‡	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	6.16	%‡	6.55%	7.20%	8.22%

Portfolio turnover rate*	20.07	%†	42.05%	26.16%	67.89%

†Not annualized.

‡Annualized.

*Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND

	6 Months Ending Sept. 30, 2012 (Unaudited)		March 28, 2012* through March 31, 2012

Net asset value, beginning of period	$10.02		$10.00

Income from investment operations:
Net investment income	0.03		0.00	**

Net realized and unrealized gain (loss) on investments	0.73		0.02

Total from investment operations	0.76		0.02

Less distributions:
From net investment income	–		–

From net realized gain	–		–

From return of capital	–		–

Total distributions	–		–

Net asset value, end of period	$10.78		$10.02

Total return	7.58	%†	0.20	%†

Ratios/supplemental data:
Net assets, end of period (millions)	$13.3		$11.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.49	%‡	2.12	%‡

After fees waived and expenses absorbed	1.25	%‡	1.25	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.60	%‡	0.33	%‡

Portfolio turnover rate	49.24	%†	0.23	%†

†Not annualized

‡Annualized

*Commenced operations on March 28, 2012

**Less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Rainier Funds

September 30, 2012 (Unaudited)

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of seven separate series of portfolios and includes the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Balanced Fund, Intermediate Fixed Income Fund, High Yield Fund and International Discovery Fund (each a “Fund” and collectively the “Funds”).

The Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund and International Discovery Fund seek to maximize long-term capital appreciation. The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Fund seeks to provide investors with current income. The High Yield Fund seeks to earn a high level of current income; capital appreciation is a secondary objective.

Each Fund (except the Intermediate Fixed Income Fund and International Discovery Fund) offers two classes of shares: Original Shares and Institutional Shares. The Original and Institutional class in each Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 8. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant

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event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Funds normally price their securities as follows: all equity securities that are traded on a national securities exchange (including exchange-traded fund shares) are valued at the last reported sale price on the exchange where it is primarily traded. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and ask prices will be used. A security listed on a foreign exchange is generally valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. Participatory notes are valued at the price of the underlying security or based on an evaluated price provided by a pricing service. The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held in the Funds. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Trustees.

Debt securities held by the Funds shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the Security Valuation Policy. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

As of September 30, 2012, there were no securities held in the Funds that required fair valuation by the Pricing Committee in accordance with the Security Valuation Policy. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of

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Notes to Financial Statements

Rainier Funds

September 30, 2012 (Unaudited)

identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the period ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. As of September 30, 2012, open tax years subject to examination included the tax years ended March 31, 2009, through 2012.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that would be covered by other parties.

F) Foreign Currency Translation. Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.

The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized an unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds bear the risk of changes in foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

G) Accounting for Derivatives. The Funds are required to disclose additional

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information regarding use of derivatives. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause a Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. The International Discovery Fund uses participatory notes to allow for indirect investment in foreign securities without registration in those markets. The average market value of participatory notes during the six months ended September 30, 2012 was $450,618. See Note 6.

H) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

I) Line of Credit. During the period ended September 30, 2012, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. At September 30, 2012, none of the Funds had a balance outstanding under the line of credit. During the period ended September 30, 2012, the Mid Cap Equity Fund borrowed two times under the line of credit with a maximum duration of four days, maximum balance of $26.3 million, and paid $6,402 of interest expense. The Balanced Fund borrowed one time for a duration of two days, maximum balance of $1.4 million, and paid $255 of interest expense. The Large Cap Equity Fund, Small/Mid Cap Equity Fund, Intermediate Fixed Income Fund, High Yield Fund and International Discovery Fund did not borrow under the line of credit during the period ended September 30, 2012.

NOTE 3. COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Adviser”). Under the terms of the agreement, the Funds will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Fund	0.75%
Mid Cap Equity Fund	0.85%
Small/Mid Cap Equity Fund	0.85%
Balanced Fund	0.70%
Intermediate Fixed Income Fund	0.50%
High Yield Fund	0.55%
International Discovery Fund	1.00%

B) Fee Waivers and Expense Caps Fee Waiver: Effective April 1, 1997, the Investment Adviser has voluntarily undertaken to limit the advisory fee for the Intermediate Fixed Income Fund to 0.45% of the Fund’s average annual net assets.

Expense Cap: Although not required to do so, the Investment Adviser has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating

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Notes to Financial Statements

Rainier Funds

September 30, 2012 (Unaudited)

expenses to average daily net assets, excluding acquired fund fees and expenses, (indirect expenses resulting from investment in other investment companies) Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges (Note 8), will not exceed the following levels:

Large Cap Equity Fund	1.04%
Mid Cap Equity Fund	1.10%
Small/Mid Cap Equity Fund	1.23%
Balanced Fund	0.94%
Intermediate Fixed Income Fund	0.45%
High Yield Fund	0.65%
International Discovery Fund	1.25%

The Investment Adviser has contractually agreed to waive/reimburse expenses through July 31, 2013. The agreement may be terminated at any time by the Board of Trustees upon 60 days notice to the Investment Adviser, or the Investment Adviser may decline to renew the contract with notice to the Board of Trustees at least 30 days before its annual expiration date.

Expenses reimbursed by the Investment Adviser may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to each Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement. At September 30, 2012, the amounts available for recoupment that have been paid and/or waived by the

Investment Adviser on behalf of the Funds are as follows:

Intermediate Fixed Income	$472,559
High Yield	$55,468
International Discovery	$71,794
Balanced	$4,333

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

	2014	2015	2016
Intermediate Fixed Income	$189,575	$187,809	$95,175
High Yield	$ 17,118	$ 18,151	$20,198
International Discovery		$ 782	$71,012
Balanced			$ 4,333

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The International Discovery Fund also pays global custody fees based upon assets and the

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number of transactions in each country that the Fund invests.

The Trust will be subject to an annual minimum fee of $650,000. The Funds are also subject to a $25,000 per Fund annual minimum except the High Yield Fund, which has a $10,000 annual minimum until December 31, 2012, and the International Discovery Fund, which is not subject to the $25,000 per Fund annual minimum for the first 12 months of operation.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser. Independent Trustees are compensated by the Trust at the total rate of $54,000 per year plus $5,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each Independent Trustee is $74,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect the current value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the period ended September 30, 2012, were as follows:

Fund	Purchase	Sales Proceeds
Large Cap Equity	$313,015,589	$558,809,374
Mid Cap Equity	$499,619,944	$544,526,444
Small/Mid Cap Equity	$1,109,939,237	$1,459,349,241
Balanced	$9,947,297	$15,302,171
Intermediate Fixed Income	$4,372,856	$7,315,313
High Yield	$7,016,058	$7,810,957
International Discovery	$7,156,619	$5,455,101

The Balanced Fund and Intermediate Fixed Income Fund purchased $1,222,456 and $0 and sold $ 99,887 and $900,686, respectively, of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, High Yield Fund and International Discovery Fund.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued

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Notes to Financial Statements

Rainier Funds

September 30, 2012 (Unaudited)

International Financial Reporting Standard (“IFRS”) 13, Fair ValueMeasurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Funds have disclosed the applicable requirements of this accounting standard.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Equity securities that are traded on national securities exchanges are valued at the last reported sales price on the exchange where it is primarily traded. To the extent these securities have market quotes from active markets, they are classified as Level 1.

The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held by the International Discovery Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor when a tolerance trigger is met. When adjustment factors are used, these valuations are categorized as Level 2.

Participatory notes are assigned an evaluated price provided by an independent pricing vendor. These are categorized as Level 2.

Debt securities held by the Funds are valued by an independent pricing service, which uses various valuation methods, such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These are categorized as Level 2.

In the event that prices are not available from a pricing service, the Adviser’s Pricing Committee will determine a price in accordance with the Security Valuation Policy.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments based on the major classification in the Schedules of Investments as of September 30, 2012:

Rainier Large Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$765,905,691	$–	$–	$765,905,691
Total Equity	765,905,691	–	–	765,905,691

Short-Term Investments	7,879,424	–	–	7,879,424
Total Investments in Securities	$773,785,115	$–	$–	$773,785,115

Rainier Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$852,620,396	$–	$–	$852,620,396
Total Equity	852,620,396	–	–	852,620,396

Short-Term Investments	6,720,940	–	–	6,720,940
Total Investments in Securities	$859,341,336	$–	$–	$859,341,336

Rainier Small/Midcap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$2,161,517,542	$–	$–	$2,161,517,542
Total Equity	2,161,517,542	–	–	2,161,517,542

Short-Term Investments	3,913,913	–	–	3,913,913
Total Investments in Securities	$2,165,431,455	$–	$–	$2,165,431,455

Rainier Balanced Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$24,120,868	$–	$–	$24,120,868
Total Equity	24,120,868	–	–	24,120,868
Fixed Income
Mortgage Pass-Through Securities	$–	$340,711	$–	$340,711
Federal Agency Obligations	–	4,194,764	–	4,194,764
Corporate Bonds	–	10,300,003	–	10,300,003
Total Fixed Income	–	14,835,478	–	14,835,478

Short-Term Investments	322,613	–	–	322,613
Total Investments in Securities	$24,443,481	$14,835,478	$–	$39,278,959

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Notes to Financial Statements

Rainier Funds

September 30, 2012 (Unaudited)

Rainier Intermediate Fixed Income Fund	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Pass-Through Securities	$–	$1,332,920	$–	$1,332,920
Federal Agency Obligations	–	21,690,618	–	21,690,618
Corporate Bonds	–	80,999,191	–	80,999,191
Total Fixed Income	–	104,022,729	–	104,022,729

Short-Term Investments	3,067,324	–	–	3,067,324
Total Investments in Securities	$3,067,324	$104,022,729	$–	$107,090,053

Rainier High Yield Fund	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$–	$37,145,033	$–	$37,145,033
Total Fixed Income	–	37,145,033	–	37,145,033

Short-Term Investments	2,764,431	–	–	2,764,431
Total Investments in Securities	$2,764,431	$37,145,033	$–	$39,909,464

Rainier International Discovery Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$12,599,344	$–	$–	$12,599,344
Participatory Notes	–	277,621	–	277,621
Rights	5,336	–	–	5,336
Total Equity	12,604,680	277,621	–	12,882,301

Short-Term Investments	196,363	–	–	196,363
Total Investments in Securities	$12,801,043	$277,621	$–	$13,078,664

There was no transfers between Level 1 and Level 2 in any of the Funds, when comparing the last reporting date (3/31/12) to the current reporting date (9/30/12).

NOTE 6. OTHER DERIVATIVE INFORMATION

At September 30, 2012, The International Discovery Fund had invested in derivative contracts reflected on the Statement of Assets and Liabilities as follows:

	Statement of Assets & Liabilities Location	Fair Value Amount
Equity Contracts - Participatory Notes	Investments, at value	$277,621

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For the six month ended September 30, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity Contracts - Participatory Notes	$(44,831)	$57,119

NOTE 7. INCOME TAXES

As of March 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income	High Yield	International Discovery
Cost of investments for tax purposes	$818,275,400	$812,600,181	$2,200,396,088	$37,037,080	$102,206,749	$35,305,092	$10,284,706

Gross tax unrealized appreciation	221,786,512	155,459,583	472,670,112	7,896,435	5,934,519	1,984,638	94,102
Gross tax unrealized depreciation	(14,326,101)	(16,453,876)	(69,758,249)	(400,272)	(101,369)	(93,907)	(69,209)

Net tax unrealized appreciation on investments	207,460,411	139,005,707	402,911,863	7,496,163	5,833,150	1,890,731	24,893

Undistributed ordinary income	2,208,917	–	–	84,711	202,925	160,072	329
Undistributed long–term capital gains	–	–	–	810,235	472,081	328,100	–
Other accumulated losses	(62,934,745)	(76,728,710)	(533,619,000)	(65,021)	(50,262)	(13,267)	639

Total accumulated earnings (losses)	$146,734,583	$62,276,997	$(130,707,137)	$8,326,088	$6,457,894	$2,365,636	$25,861

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Notes to Financial Statements

Rainier Funds

September 30, 2012 (Unaudited)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses, reclassifications of paydown gains and losses on mortgage and asset-backed securities and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2012, the following table shows the reclassifications made:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Large Cap Equity	$(13,418)	$13,418	–
Mid Cap Equity	$(3,226,048)	$3,226,048	–
Small/Mid Cap Equity	$(21,160,654)	$23,351,316	$(2,190,662)
Balanced	–	$73,030	$(73,030)
Intermediate Fixed Income	–	$6,177	$(6,177)
High Yield	–	–	–
International Discovery	–	$29	$(29)

As of March 31, 2012, the following Funds have capital loss carry forward amounts (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of March 31, 2012, the following Funds deferred, on a tax basis, post October losses and late year ordinary losses as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income	High Yield Portfolio	International Discovery
Capital Loss Carryovers -2018	$53,930,013	$75,719,599	$531,825,400	–	–	–	–
Post-October Losses	$8,741,786	–	–	–	–	–	$4,151
Late Year Ordinary Losses	–	$938,222	$1,324,544	–	–	–	–

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The tax components of distributions paid during the six months ended September 30, 2012, and the year ended March 31, 2012, were as follows:

	Six months ended September 30, 2012		Year ended March 31, 2012
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Large Cap Equity	–	–	$3,844,601	–
Mid Cap Equity	–	–	–	–
Small/Mid Cap Equity	–	–	–	–
Balanced	$311,568	–	$762,625	–
Intermediate Fixed Income	$1,551,719	–	$3,842,635	$698,481
High Yield	$1,167,956	–	$1,530,060	$136,005
International Discovery	–	–	–	–

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2012.

NOTE 8. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund’s Original Shares’ average daily net assets, except for the Intermediate Fixed Income Fund, which is at an annual rate of 0.10% of the Fund’s average daily net assets. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties of the Investment Adviser for distribution-related and shareholder servicing activities. Third party distribution and servicing expenses may be paid directly by the Funds or through

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the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan. The Institutional Shares of the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Balanced Fund, High Yield Fund and International Discovery Fund do not pay any fees under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Adviser out of the fees received under the Plan or from the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

General Information

Rainier Funds

September 30, 2012 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314, or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Approval of Investment Advisory Agreement for the International Discovery Fund

At a meeting of the Board of Trustees held on November 15, 2011, with all of the independent trustees present, the Board approved the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Adviser with respect to the International Discovery Fund (the “Fund”) for an initial two year term from the effective date of the agreement with respect to that new Fund.

In considering whether to continue the Advisory Agreement, the Board (including the independent trustees) considered and discussed a substantial amount of information prepared by the Investment

Adviser at the Board’s request. This information detailed data on fees and expenses for other investment companies with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent trustees also discussed the proposed approval in a private session with independent legal counsel to the independent trustees at which no representatives of the Investment Adviser or other parties were present. In that private session, the independent trustees discussed with their independent legal counsel the various legal considerations applicable to their fiduciary duties in considering and acting on the approval of the Advisory Agreement. In reaching their determinations relating to the renewal of the Advisory Agreement with respect to the Fund, the trustees considered all the information and factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them, and their determinations were made separately with respect to the Fund.

Nature, extent and quality of services provided by the Investment Adviser

The Adviser, its personnel and its resources. The Board considered the depth and quality of the Adviser’s proposed investment management process, including its methodology; the experience, capability and integrity of its senior management and other personnel; and the overall financial strength and stability of its organization. The Board discussed the quality of the proposed services to be provided by the Adviser and noted the

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extensive investment experience of the proposed Portfolio Manager of the Fund.

Other Services. The Board considered the Adviser’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its commitment to hiring and retaining high-quality non-investment personnel including, but not limited to the Trust’s Chief Executive Officer and its Chief Compliance Officer as well as a client service team that had provided services to the Trust’s shareholders; oversight of the Trust’s other service providers; and the Adviser’s commitment to providing ongoing communication to the Board and to the Trust’s shareholders regarding investment performance and other pertinent information. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser should benefit the Fund and its potential shareholders.

Investment Performance

Because the Adviser has no experience in managing an international small cap portfolio, the Trustees were not able to consider directly correlated performance information. The Trustees considered the expertise the Adviser and its new portfolio manager who would manage the portfolio as well as their commitment to propose a delay in opening the Fund if the appropriate supporting expertise was not in place.

Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses proposed for the Fund and compared such amounts with the average fee and expense levels of other funds in the entire applicable group as well as of peer funds compiled using data from Morningstar, Inc. The Board observed that the Fund’s proposed advisory fees and expense cap were comparable to the respective averages of the peer group.

The Board concluded that the proposed investment advisory fee was reasonable and that because the Adviser had agreed to limit the overall expenses of the Fund through an Expense Limitation Agreement the overall expenses of the Fund would be fair and reasonable.

Adviser’s Costs, Level of Profits and Economies of Scale

The Board discussed the Adviser’s costs of providing the proposed services to the Fund. The Trustees noted that because the Adviser intended to employ a limited distribution strategy, it was unlikely that the Adviser would experience any profits in the first few years of the Fund’s operations. The Board noted that the Fund would benefit from economies of scale as certain Trust level expenses are allocated on a pro-rata basis across all Funds in the Trust. The Trustees also noted that because of the expense cap implemented by the Adviser, the Fund would effectively have access to economies of scale that it would not otherwise have access to until it achieved considerably higher asset levels.

Ancillary Benefits

The Board noted that because of the size of the Fund, the Adviser would receive limited benefit from third-party soft dollar arrangements. There were no other material or significant fall-out benefits available to the Adviser identified by the Board.

Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board concluded that the proposed

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General Information

Rainier Funds

September 30, 2012 (Unaudited)

Investment Advisory Agreement is fair and reasonable to the Fund and its potential shareholders and that the Fund’s shareholders should receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT

Renewal of Management Agreement

At a meeting of the Board of Trustees held on May 23, 2012, with all of the independent trustees present, the Board and independent trustees of the Trust approved the continuation of the Management Agreement (the “Management Agreement”) between the Trust and the Investment Advisor with respect to each Fund.

In considering whether to continue the Management Agreement with respect to each Fund, the Board (including the independent trustees) considered and discussed a substantial amount of information prepared by the Investment Advisor at the request of the independent trustees. This information included financial and profitability information for the Investment Advisor, a management fee and services comparison between the Funds and institutional accounts, extensive compliance information, detailed data on performance and expenses for other mutual funds with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent trustees also discussed the proposed renewal in a private session with independent legal counsel to the independent trustees at which no representatives of the Investment Advisor or other parties were present. In that private session, the independent trustees discussed with their independent legal counsel the various legal considerations applicable to their fiduciary duties in considering and acting on the continuation of the Management Agreement. In reaching their determinations relating to the renewal of the Management Agreement with respect to each Fund, the trustees considered all the information and factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, extent and quality of services provided by the Investment Advisor

The Board reviewed the past advisory and other services provided to the Funds by the Investment Advisor, and the independent trustees concurred that the Investment Advisor provides satisfactory services under the Management Agreement. The independent trustees emphasized in this regard the continuity of portfolio management teams, consistency of the Investment Advisor’s investment discipline, style and approach, and the high level of research, analysis, trading and compliance support provided by the Investment Advisor to those teams. The Board received regular information, as well as special presentations, from the Investment Advisor about its investment process and resources. The Board noted the Investment Advisor’s commitment to maintaining adequate resources in this area. The Board also viewed favorably the Investment Advisor’s and the Funds’ clean regulatory record and strong compliance culture.

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Investment Performance

The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings and more frequently through regular updates from the Investment Advisor. The Board reviewed detailed comparisons of the performance of the Funds for various periods compared to relevant securities indexes and various peer groups of mutual funds prepared by U.S. Bancorp Fund Services, LLC (which is the Funds’ administrator) using data from Morningstar, Inc. On a regular quarterly basis, the Board also reviews performance of the Funds for various time periods using data from Morningstar and Lipper, Inc. The Board emphasized longer term performance records, but noted the market challenges for various intermediate and longer term periods, especially those periods that included the severe market declines in 2008 and early 2009.

Despite various periods for which each equity Fund performed below the median of its respective peer group, the Board noted that the Funds other than the Large Cap Equity Fund have shown improvement in relative rankings for the most recent short-term periods, and noted managements’ explanations for the performance of the Large Cap Equity Fund’s performance. The independent trustees discussed with the Investment Advisor continuing measures taken by the Investment Advisor to seek to improve the Funds’ relative performance, particularly the Large Cap Equity Fund, and confirmed that the key elements of the Fund’s equity strategies remain appropriate despite various periods of weak relative performance. The Investment Advisor described certain actions taken to reallocate resources to particular strategies in an effort to improve performance of its stock selections. The independent trustees determined to continue discussions with the Investment Advisor about its plans to improve the relative performance of the Large Cap Equity Fund, and to continue their closely monitoring its progress. The Investment Advisor explained the importance of its style consistency and the long-term perspective taken, as well as its good credibility with various institutional investors. Based on these discussions and the information presented by management, the independent trustees concluded that the equity Funds’ performance did not preclude continuation of the Management Agreement, particularly when viewed from the consistency of the Investment Advisor’s style from a long-term perspective.

In addition, the trustees noted that the Intermediate Fixed Income Fund and High Yield Fund have shown favorable relative performance against peer group funds for various periods, with certain periods of underperformance adequately explained from the generally higher quality strategy used by the Investment Advisor compared to the relevant peer groups. The independent trustees concluded that the fixed income Funds’ performance also did not preclude continuation of the Management Agreement.

Costs of Services Provided and Profitability to the Investment Advisor

At the request of the trustees, the Investment Advisor provided summary information concerning the profitability of the Investment Advisor’s investment advisory and investment company activities and its financial condition (such as working capital reserves and liquidity). The trustees reviewed the Investment Advisor’s assumptions and methods of allocating certain costs, such as

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General Information

Rainier Funds

September 30, 2012 (Unaudited)

estimates of personnel costs, which constitute the Investment Advisor’s largest operating cost. The Investment Advisor stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Investment Advisor where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board noted that the Investment Advisor’s profit margins have been fairly stable the last two years. The Board noted the Investment Advisor’s significant past capital and other expenses, and commitment to continue devoting resources as needed to provide high quality services to the Funds. The trustees also noted the funding of adequate liquid working capital reserves and the stable financial condition of the Investment Advisor despite some reduction in the assets of the Funds.

The Investment Advisor presented information showing that the advisory fees charged to the Funds compare reasonably to the fee rates charged to its other institutional advisory clients for comparable investment strategies. As part of that comparison of services provided to institutional advisory clients and the Funds, the Investment Advisor provided a summary of the higher level of services and support that is needed for the Funds compared to institutional clients managed using the same strategies. Based on those differences, the Board believes a comparison to the fees charged by the Investment Advisor to its institutional clients is of limited use. The Board also noted the Investment Advisor’s analysis showing that the profitability level for the institutional client business is within the same general range as the mutual fund business, and that differences were explained by a different strategy mix.

The trustees recognized that the Investment Advisor should be entitled to earn a reasonable level of profits for the services it provides to each Fund to allow continued investment in the business and to create an incentive to continue to provide high quality services to the Funds. Based on their review, the trustees concluded that they were satisfied that the Investment Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether those fee levels reflect these economies of scale for the benefit of Fund investors. The Board realized that the advisory fees for the Funds do not have breakpoints, which could otherwise result in lower advisory fee rates as the Funds grow larger. The trustees noted that market conditions and redemptions related to performance over the past two years reduced the size of the larger Funds, and the Investment Advisor previously closed the largest Fund (the Small/Mid Cap Equity Portfolio) to new investors for portfolio management reasons. The independent trustees did not disagree with the Investment Advisor’s assertion that the advisory fees remain competitive and compare favorably to peer group fees and expenses for comparable mutual funds, which did not significantly exceed the median fee rates. The Board also recognized the benefits to the Funds of the Investment Advisor’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer

P / 78

and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund.

Fallout Financial Benefits

The Board (including the independent trustees) considered other actual and potential financial benefits to the Investment Advisor, such as soft dollar benefits for research services, in concluding that the contractual advisory fees are reasonable for the Funds. The Board also accepted the Investment Advisor’s representation that the Investment Advisor’s relationship with the Funds does not present a material subsidy, if any, to the Investment Advisor’s level of profitability compared to its other investment advisory business. The Board and the independent trustees separately concluded that the renewal of the Management Agreement was in the best interest of the shareholders of each affected Fund.

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Directory of Funds’ Service Providers

Rainier Funds

September 30, 2012

INVESTMENT ADVISER

Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100 Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

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Index Descriptions

The Standard & Poor’s 500 Index® (S&P 500 Index) is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 billion to $540.2 billion as of May 31, 2012.

The Russell Midcap® Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 billion to $17.4 billion as of May 31, 2012.

The Russell Midcap® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 billion to $17.4 billion as of May 31, 2012.

The Russell 2500™ Index is an unmanaged index composed of the equities of companies ranging in value from $101 million to $6.3 billion as of May 31, 2012.

The Russell 2500™ Growth Index is an unmanaged index composed of the equities of companies ranging in value from $101 million to $6.3 billion as of May 31, 2012.

The Balanced Index is computed by the Investment Adviser and consists of 60% S&P 500 Index, 35% Barclays Capital U.S. Intermediate Government/Credit Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Portfolio may vary from the Balanced Index.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is composed of all qualifying securities that represent the High Yield Market; including corporate bonds and distressed securities.

The Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Master II Index rated BB+ through B.

The Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. Small Cap Net TR is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. All indices are unmanaged.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

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601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RA-SEMI

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Declaration of Trust(1)

	(i)	Certificate of Trust(1)
	(ii)	Agreement and Declaration of Trust(1)

(b)	Bylaws(1)

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and Bylaws.

(d)	(i)	Investment Advisory Agreement(2)

		(a)	Form of Amendment No. 1 to Investment Advisory Agreement(6)

		(b)	Form of Amendment No. 2 to Investment Advisory Agreement(6)

		(c)	Form of Amendment No. 3 to Investment Advisory Agreement(8)

		(d)	Form of Amendment No. 4 to Investment Advisory Agreement(11)

	(ii)	Amended and Restated Operating Expenses Agreement – filed herewith

(e)	Distribution Agreement by and between Registrant and Quasar Distributors, LLC(7)

		(a)	Addendum to Distribution Agreement(6)

		(b)	Amendment to Distribution Agreement(8)

		(c)	Amendment to Distribution Agreement(11)

(f)	Bonus or Profit Sharing Contracts – Not applicable

(g)	Custody Agreement by and between Registrant and U.S. Bank N.A.(7)

		(a)	Addendum to Custody Agreement(6)

		(b)	Amendment to Custody Agreement(8)

		(c)	Amendment to Custody Agreement(11)

(h)	Other Material Contracts

(i) Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC(7)

(a) Amendment to Fund Administration Servicing Agreement(8)

(b) Second Amendment to Fund Administration Servicing Agreement(11)

(ii) Fund Accounting Servicing Agreement(7)

(a) Amendment to Fund Accounting Servicing Agreement(8)

(b) Second Amendment to Fund Accounting Servicing Agreement(11)

(iii) Transfer Agent Servicing Agreement(7)

(a) Amendment to Transfer Agent Servicing Agreement(8)

(b) Second Amendment to Transfer Agent Servicing Agreement(11)

(iv) Services Agreement(2)

(v) Assignment of Administration Agreement(5)

(vi) Power of Attorney(10)

(i)	Legal Opinion of Paul Hastings LLP (f/k/a Paul, Hastings, Janofsky & Walker LLP) (6),(8),(11)

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	Omitted Financial Statements – Not applicable

(l)	Agreement Relating to Initial Capital(3)

(m)	Rule 12b-1 Plan(2)

(i) Amendment to Rule 12b-1 Plan – filed herewith

(n)	Rule 18f-3 Plan(12)

(o)	Reserved.

(p)	Joint Code of Ethics for Rainier Investment Management Mutual Funds and Rainier Investment Management(9)

(1)	Filed with the Registrant’s initial Registration Statement, File No. 33-73792 on January 5, 1994.

(2)	Filed with Pre-effective Amendment No. 1 to the Registrant’s Registration Statement, File No. 33-73792 on February 23, 1994.
(3)	Filed with Pre-effective Amendment No. 2 to the Registrant’s Registration Statement, File No. 33-73792 on April 6, 1994.
(4)	Filed with Post-Effective Amendment No. 13 to the Registrant’s Registration Statement, File No. 33-73792 on March 1, 2002.
(5)	Filed with Post-Effective Amendment No. 17 to the Registrant’s Registration Statement, File No. 33-73792 on August 2, 2004.
(6)	Filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement, File No. 33-73792 on December 27, 2005.
(7)	Filed with Post-Effective Amendment No. 27 to the Registrant’s Registration Statement, File No. 33-73792 on July 26, 2007.
(8)	Filed with Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, File No. 33-73792 on March 30, 2009.
(9)	Filed with Post-Effective Amendment No. 33 to the Registrant’s Registration Statement, File No. 33-73792 on July 30, 2010.
(10)	Filed with Post-Effective Amendment No. 34 to the Registrant’s Registration Statement, File No. 33-73792 on July 29, 2011.
(11)	Filed with Post-Effective Amendment No. 38 to the Registrant’s Registration Statement, File No. 33-73792 on March 27, 2012.
(12)	Filed with Post-Effective Amendment No. 41 to the Registration Statement, File No. 33-73792 on July 27, 2012.

Item 29.	Persons Controlled by or Under Common Control with Registrant

As of the date of this amendment to this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VII, Section 2 of the Registrant’s Declaration of Trust provides as follows:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The response to this item is incorporated by reference to its Form ADV as amended (File No. 801-35638).

Item 32.	Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	IronBridge Funds, Inc.
Advisors Series Trust	Jacob Funds, Inc.
Aegis Funds	Jacob Funds II
Aegis Value Fund, Inc.	Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Keystone Mutual Funds
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Investment Funds	LoCorr Investment Trust
Artio Select Opportunities Fund, Inc.	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brandywine Fund, Inc.	Merger Fund
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	Perritt Microcap Opportunities Fund, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
Empiric Funds, Inc.	Professionally Managed Portfolios
ETF Series Solutions	Prospector Funds, Inc.
Evermore Funds Trust	Provident Mutual Funds, Inc.
First American Funds, Inc.	Purisima Funds
First American Investment Funds, Inc.	Rainier Investment Management Mutual Funds
First American Strategy Funds, Inc.	RBC Funds Trust
Glenmede Fund, Inc.	SCS Financial Funds
Glenmede Portfolios	Thompson IM Funds, Inc.
Greenspring Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	USA Mutuals
Hennessy Funds Trust	Wall Street EWM Funds Trust
Hennessy Funds, Inc.	Wall Street Fund, Inc.
Hennessy Mutual Funds, Inc.	Wexford Trust/PA
Hennessy SPARX Funds Trust	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	WY Funds

Intrepid Capital Management Funds Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)	This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	This individual is located at 6602 East 75th Street, Indianapolis, Indiana 46250.
(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

(c) Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained as follow:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

U.S. Bank N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

(b)	With respect to Rules 31a-1(a); 31a-1(b); (2)(iii) and (4), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accountant:

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

(c)	With respect to Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser:

Rainier Investment Management Mutual Funds

601 Union Street, Suite 2801

Seattle, WA 98101

(d)	With respect to Rule 31a-1(d), certain required books and records will be maintained at the offices of the Registrant’s Principal Underwriters:

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53202

Item 34.	Management Services

There are no management-related service contracts not discussed in Parts A and B.

Item 35.	Undertakings

(a) Registrant undertakes that if requested to do so by the holders of at least 10% of the registrant’s outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 45 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, State of Washington, on the 30th day of November, 2012.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/ Melodie B. Zakaluk	Trustee, Chief Executive Officer, President, Chief Financial Officer and Treasurer	November 30, 2012
Melodie B. Zakaluk

/s/ Gary L. Sundem*	Trustee	November 30, 2012
Gary L. Sundem

/s/ James E. Diamond, Jr.*	Trustee	November 30, 2012
James E. Diamond, Jr.

Trustee
Joan L. Enticknap

*By	/s/ Melodie B. Zakaluk
Melodie B. Zakaluk Chief Executive Officer, President,

  Chief Financial Officer and Treasurer, Attorney-in-fact pursuant to the power of attorney filed on July 29, 2011.

EXHIBIT LIST

Exhibit	Exhibit No.

Form of Amended and Restated Operating Expenses Agreement	EX.99.d

Consent of Independent Registered Public Accounting Firm	EX.99.j

Amendment to Rule 12b-1 Plan	EX.99.m.i